                                            REGISTRATION NOS. 333-69320/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 6                      [X]

                                     AND/OR
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                  AMENDMENT NO. 69                           [X]


                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                            JAMES L. LIPSCOMB, ESQ.
                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [X] on May 1, 2004 pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of
         Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2003 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2004.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                             PROSPECTUS HEADING
--------                                                             ------------------
      1.  Cover Page................................    Cover Page
      2.  Definitions...............................    Important Terms You Should Know
      3.  Synopsis..................................    Table of Expenses
      4.  Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements;
                                                          Accumulation Unit Values Table
      5.  General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account
                                                        E; Your Investment Choices; General
                                                          Information--Voting Rights
      6.  Deductions and Expenses...................    Table of Expenses; Deferred
                                                        Annuities--Charges; Withdrawal Processing
                                                          Fee; Deferred Annuities--Premium and Other
                                                          Taxes; General Information--Who Sells the
                                                          Deferred Annuities; Appendix--Premium Tax
                                                          Table
      7.  General Description of Variable Annuity
            Contracts...............................    Variable Annuities; Deferred
                                                        Annuities--Purchase Payments (Allocation of
                                                          Purchase Payments and Limits on Purchase
                                                          Payments); Deferred Annuities--Transfer
                                                          Privilege; General
                                                          Information--Administration (Purchase
                                                          Payments/Confirming Transactions/Processing
                                                          Transactions--By Telephone or Internet/
                                                          Changes to Your Deferred Annuity/When We
                                                          Can Cancel Your Deferred Annuity)
      8.  Annuity Period............................    Important Terms You Should Know; Deferred
                                                          Annuities--Income Pay-out Options; Income
                                                          Payment Types; Pay-Out Version I; Pay-Out
                                                          Version II
      9.  Death Benefit.............................    Deferred Annuities--Death Benefit
     10.  Purchases and Annuity Values..............    MetLife; Metropolitan Life Separate Account
                                                        E; Deferred Annuities--Purchase Payments
                                                          (Allocation of Purchase Payments and Limits
                                                          on Purchase Payments); Deferred Annuities--
                                                          The Value of Your Investment; Transfer
                                                          Privilege; Deferred Annuities--Calculating
                                                          Your Income Payments; General Information--
                                                          Administration (Purchase Payments)
     11.  Redemptions...............................    Deferred Annuities--Access to Your Money
                                                          (Systematic Withdrawal Program and Minimum
                                                          Distribution); General Information--When We
                                                          Can Cancel Your Deferred Annuity
     12.  Taxes.....................................    Income Taxes

FORM N-4
ITEM NO.                                                             PROSPECTUS HEADING
--------                                                             ------------------
     13.  Legal Proceedings.........................    Not Applicable
     14.  Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.  Cover Page................................    Cover Page
     16.  Table of Contents.........................    Table of Contents
     17.  General Information and History...........    Not Applicable
     18.  Services..................................    Independent Auditors; Distribution of
                                                        Certificates and Interests in the Deferred
                                                          Annuities
     19.  Purchase of Securities Being Offered......    Not Applicable
     20.  Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Deferred Annuities
     21.  Calculation of Performance Data...........    Advertisement of the Separate Account
     22.  Annuity Payments..........................    Calculating Your Income Payments
     23.  Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

     The purpose of this amendment is to incorporate Metropolitan Life Separate Account E's financial statements for years ended December 31, 2003 and December 31, 2002 and Metropolitan Life Insurance Company's financial statements for years ended December 31, 2003, December 31, 2002 and December 31, 2001. This filing also reflects the retirement of a Director of the Metropolitan Life Insurance Company.

     It is not intended that this filing supercede the prospectus, statement of additional information, exhibits and all other information included in the Amendment No. 5 to this Registration Statement, filed on April 20, 2004.

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of
Metropolitan Life Separate Account E
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of each of the investment divisions (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the investment divisions comprising Metropolitan Life Separate Account E of Metropolitan Life Insurance Company as of December 31, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

April 23, 2004

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003


                                                          State Street                                      State Street
                                                            Research                                          Research
                                                        Investment Trust Variable B  Variable C Variable D  Diversified
                                                           Investment    Investment  Investment Investment   Investment
                                                            Division      Division    Division   Division     Division
                                                        ---------------- ----------- ---------- ---------- --------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (58,242,292 Shares; cost $1,928,092,705)..............  $1,436,590,571  $        -- $       --  $     --  $           --
State Street Research Investment Trust Portfolio
 (1,732,486 Shares; cost $57,071,728)..................              --   42,740,424         --        --              --
State Street Research Investment Trust Portfolio
 (46,446 Shares; cost $1,493,289)......................              --           --  1,145,818        --              --
State Street Research Investment Trust Portfolio
 (1,257 Shares; cost $34,620)..........................              --           --         --    31,013              --
State Street Research Diversified Portfolio
 (100,560,291 Shares; cost $1,720,579,116).............              --           --         --        --   1,521,407,570
State Street Research Aggressive Growth Portfolio
 (40,015,653 Shares; cost $1,065,000,032)..............              --           --         --        --              --
MetLife Stock Index Portfolio
 (92,542,863 Shares; cost $2,852,014,242)..............              --           --         --        --              --
FI International Stock Portfolio
 (18,387,189 Shares; cost $166,982,157)................              --           --         --        --              --
Janus Mid Cap Portfolio
 (46,200,911 Shares; cost $1,122,749,680)..............              --           --         --        --              --
T. Rowe Price Small Cap Growth Portfolio
 (18,889,177 Shares; cost $197,320,429)................              --           --         --        --              --
Scudder Global Equity Portfolio
 (13,599,260 Shares; cost $169,474,375)................              --           --         --        --              --
Harris Oakmark Large Cap Value Portfolio
 (25,423,654 Shares; cost $278,598,332)................              --           --         --        --              --
Neuberger Berman Partners Mid Cap Value Portfolio
 (11,905,557 Shares; cost $168,616,270)................              --           --         --        --              --
T. Rowe Price Large Cap Growth Portfolio
 (12,699,353 Shares; cost $159,291,873)................              --           --         --        --              --
Lehman Brothers Aggregate Bond Index Portfolio
 (35,706,291 Shares; cost $378,842,752)................              --           --         --        --              --
Morgan Stanley EAFE Index Portfolio
 (19,330,794 Shares; cost $157,695,470)................              --           --         --        --              --
Russell 2000 Index Portfolio
 (16,832,296 Shares; cost $172,513,190)................              --           --         --        --              --
Met/Putnam Voyager Portfolio
 (7,313,785 Shares; cost $32,821,295)..................              --           --         --        --              --
State Street Research Aurora Portfolio
 (23,975,189 Shares; cost $329,411,537)................              --           --         --        --              --
MetLife Mid Cap Stock Index Portfolio
 (16,235,136 Shares; cost $164,229,740)................              --           --         --        --              --
Franklin Templeton Small Cap Growth Portfolio
 (3,141,855 Shares; cost $23,635,196)..................              --           --         --        --              --
State Street Research Large Cap Value Portfolio
 (1,860,133 Shares; cost $17,059,088)..................              --           --         --        --              --
State Street Research Bond Income Portfolio
 (4,071,534 Shares; cost $435,747,826).................              --           --         --        --              --
State Street Research Money Market Portfolio
 (143,479 Shares; cost $14,347,990)....................              --           --         --        --              --
Davis Venture Value Portfolio
 (4,105,947 Shares; cost $95,619,292)..................              --           --         --        --              --
Loomis Sayles Small Cap Portfolio
 (143,057 Shares; cost $23,231,218)....................              --           --         --        --              --
MFS Investors Trust Portfolio
 (1,455,321 Shares; cost $10,893,884)..................              --           --         --        --              --
MFS Research Managers Portfolio
 (449,168 Shares; cost $3,478,761).....................              --           --         --        --              --
Harris Oakmark Focused Value Portfolio
 (1,089,633 Shares; cost $200,675,433).................              --           --         --        --              --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (6,590,338 Shares; cost $77,936,753)..................              --           --         --        --              --
Salomon Brothers U.S. Government Portfolio
 (8,064,227 Shares; cost $98,828,644)..................              --           --         --        --              --
                                                         --------------  ----------- ----------  --------  --------------
Total Investments......................................   1,436,590,571   42,740,424  1,145,818    31,013   1,521,407,570
Cash and Accounts Receivable...........................              --           --         --        --              --
                                                         --------------  ----------- ----------  --------  --------------
Total Assets...........................................   1,436,590,571   42,740,424  1,145,818    31,013   1,521,407,570
LIABILITIES:
Due to Metropolitan Life Insurance Company.............          34,708           --         --        --          52,660
                                                         --------------  ----------- ----------  --------  --------------
NET ASSETS.............................................  $1,436,555,863  $42,740,424 $1,145,818  $ 31,013  $1,521,354,910
                                                         ==============  =========== ==========  ========  ==============
Outstanding Units (In Thousands).......................          46,132          282         10         7          53,723
Unit Values............................................       $10.83 to      $133.49    $133.49   $158.94       $10.97 to
                                                                 $64.50                                            $40.55

                                                        State Street
                                                          Research
                                                         Aggressive
                                                           Growth
                                                         Investment
                                                          Division
                                                        ------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (58,242,292 Shares; cost $1,928,092,705).............. $         --
State Street Research Investment Trust Portfolio
 (1,732,486 Shares; cost $57,071,728)..................           --
State Street Research Investment Trust Portfolio
 (46,446 Shares; cost $1,493,289)......................           --
State Street Research Investment Trust Portfolio
 (1,257 Shares; cost $34,620)..........................           --
State Street Research Diversified Portfolio
 (100,560,291 Shares; cost $1,720,579,116).............           --
State Street Research Aggressive Growth Portfolio
 (40,015,653 Shares; cost $1,065,000,032)..............  718,255,764
MetLife Stock Index Portfolio
 (92,542,863 Shares; cost $2,852,014,242)..............           --
FI International Stock Portfolio
 (18,387,189 Shares; cost $166,982,157)................           --
Janus Mid Cap Portfolio
 (46,200,911 Shares; cost $1,122,749,680)..............           --
T. Rowe Price Small Cap Growth Portfolio
 (18,889,177 Shares; cost $197,320,429)................           --
Scudder Global Equity Portfolio
 (13,599,260 Shares; cost $169,474,375)................           --
Harris Oakmark Large Cap Value Portfolio
 (25,423,654 Shares; cost $278,598,332)................           --
Neuberger Berman Partners Mid Cap Value Portfolio
 (11,905,557 Shares; cost $168,616,270)................           --
T. Rowe Price Large Cap Growth Portfolio
 (12,699,353 Shares; cost $159,291,873)................           --
Lehman Brothers Aggregate Bond Index Portfolio
 (35,706,291 Shares; cost $378,842,752)................           --
Morgan Stanley EAFE Index Portfolio
 (19,330,794 Shares; cost $157,695,470)................           --
Russell 2000 Index Portfolio
 (16,832,296 Shares; cost $172,513,190)................           --
Met/Putnam Voyager Portfolio
 (7,313,785 Shares; cost $32,821,295)..................           --
State Street Research Aurora Portfolio
 (23,975,189 Shares; cost $329,411,537)................           --
MetLife Mid Cap Stock Index Portfolio
 (16,235,136 Shares; cost $164,229,740)................           --
Franklin Templeton Small Cap Growth Portfolio
 (3,141,855 Shares; cost $23,635,196)..................           --
State Street Research Large Cap Value Portfolio
 (1,860,133 Shares; cost $17,059,088)..................           --
State Street Research Bond Income Portfolio
 (4,071,534 Shares; cost $435,747,826).................           --
State Street Research Money Market Portfolio
 (143,479 Shares; cost $14,347,990)....................           --
Davis Venture Value Portfolio
 (4,105,947 Shares; cost $95,619,292)..................           --
Loomis Sayles Small Cap Portfolio
 (143,057 Shares; cost $23,231,218)....................           --
MFS Investors Trust Portfolio
 (1,455,321 Shares; cost $10,893,884)..................           --
MFS Research Managers Portfolio
 (449,168 Shares; cost $3,478,761).....................           --
Harris Oakmark Focused Value Portfolio
 (1,089,633 Shares; cost $200,675,433).................           --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (6,590,338 Shares; cost $77,936,753)..................           --
Salomon Brothers U.S. Government Portfolio
 (8,064,227 Shares; cost $98,828,644)..................           --
                                                        ------------
Total Investments......................................  718,255,764
Cash and Accounts Receivable...........................           --
                                                        ------------
Total Assets...........................................  718,255,764
LIABILITIES:
Due to Metropolitan Life Insurance Company.............       12,610
                                                        ------------
NET ASSETS............................................. $718,243,154
                                                        ============
Outstanding Units (In Thousands).......................       27,593
Unit Values............................................    $11.31 to
                                                              $38.45

                      See Notes to Financial Statements.

                                                                                                  Neuberger
                          FI                    T. Rowe Price   Scudder                            Berman     T. Rowe Price
                     International    Janus       Small Cap      Global                           Partners      Large Cap
                         Stock       Mid Cap       Growth        Equity      Harris Oakmark     Mid Cap Value    Growth
MetLife Stock Index   Investment    Investment   Investment    Investment    Large Cap Value     Investment    Investment
Investment Division    Division      Division     Division      Division   Investment Division    Division      Division
-------------------  ------------- ------------ ------------- ------------ -------------------  ------------- -------------

      $          --  $         --  $         -- $         --  $         --        $         --  $         --  $         --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

      2,724,719,773            --            --           --            --                  --            --            --

                 --   181,206,816            --           --            --                  --            --            --

                 --            --   647,171,934           --            --                  --            --            --

                 --            --            --  231,656,117            --                  --            --            --

                 --            --            --           --   155,411,878                  --            --            --

                 --            --            --           --            --         306,396,442            --            --

                 --            --            --           --            --                  --   206,490,495            --

                 --            --            --           --            --                  --            --   147,776,362

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --

                 --            --            --           --            --                  --            --            --
-------------------  ------------  ------------ ------------  ------------ -------------------  ------------  ------------
      2,724,719,773   181,206,816   647,171,934  231,656,117   155,411,878         306,396,442   206,490,495   147,776,362
                 --            --            --           --            --                  --            --            --
-------------------  ------------  ------------ ------------  ------------ -------------------  ------------  ------------
      2,724,719,773   181,206,816   647,171,934  231,656,117   155,411,878         306,396,442   206,490,495   147,776,362
            150,912        12,351        12,062       11,647        10,039              59,123        29,396        17,023
-------------------  ------------  ------------ ------------  ------------ -------------------  ------------  ------------
     $2,724,568,861  $181,194,465  $647,159,872 $231,644,470  $155,401,839        $306,337,319  $206,461,099  $147,759,339
===================  ============  ============ ============  ============ ===================  ============  ============
             80,944        13,733        43,573       18,784        11,753              25,186        11,301        12,979
                        $10.48 to     $11.28 to    $11.38 to     $11.21 to                         $11.80 to     $10.71 to
   $10.82 to $38.22        $13.76        $15.14       $12.60        $13.49    $10.74 to $12.45        $18.57        $11.56

                                                              Morgan
                                          Lehman Brothers    Stanley
                       Harris Oakmark      Aggregate Bond   EAFE Index
MetLife Stock Index    Large Cap Value    Index Investment  Investment
Investment Division  Investment Division      Division       Division
-------------------  -------------------  ---------------- ------------

      $          --         $         --    $         --   $         --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

      2,724,719,773                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --          306,396,442              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --     389,810,310             --

                 --                   --              --    189,253,260

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --

                 --                   --              --             --
-------------------  -------------------    ------------   ------------
      2,724,719,773          306,396,442     389,810,310    189,253,260
                 --                   --              --             --
-------------------  -------------------    ------------   ------------
      2,724,719,773          306,396,442     389,810,310    189,253,260
            150,912               59,123         109,273         57,874
-------------------  -------------------    ------------   ------------
     $2,724,568,861         $306,337,319    $389,701,037   $189,195,386
===================  ===================    ============   ============
             80,944               25,186          30,485         19,520
                                               $10.88 to       $9.15 to
   $10.82 to $38.22     $10.74 to $12.45          $13.07         $11.77

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003

                                                                                 State Street   MetLife
                                                          Russell    Met/Putnam    Research     Mid Cap    Franklin Templeton
                                                         2000 Index   Voyager       Aurora    Stock Index   Small Cap Growth
                                                         Investment  Investment   Investment  Investment       Investment
                                                          Division    Division     Division    Division         Division
                                                        ------------ ----------- ------------ ------------ ------------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (58,242,292 Shares; cost $1,928,092,705).............. $         -- $        -- $         -- $         --    $        --
State Street Research Investment Trust Portfolio
 (1,732,486 Shares; cost $57,071,728)..................           --          --           --           --             --
State Street Research Investment Trust Portfolio
 (46,446 Shares; cost $1,493,289)......................           --          --           --           --             --
State Street Research Investment Trust Portfolio
 (1,257 Shares; cost $34,620)..........................           --          --           --           --             --
State Street Research Diversified Portfolio
 (100,560,291 Shares; cost $1,720,579,116).............           --          --           --           --             --
State Street Research Aggressive Growth Portfolio
 (40,015,653 Shares; cost $1,065,000,032)..............           --          --           --           --             --
MetLife Stock Index Portfolio
 (92,542,863 Shares; cost $2,852,014,242)..............           --          --           --           --             --
FI International Stock Portfolio
 (18,387,189 Shares; cost $166,982,157)................           --          --           --           --             --
Janus Mid Cap Portfolio
 (46,200,911 Shares; cost $1,122,749,680)..............           --          --           --           --             --
T. Rowe Price Small Cap Growth Portfolio
 (18,889,177 Shares; cost $197,320,429)................           --          --           --           --             --
Scudder Global Equity Portfolio
 (13,599,260 Shares; cost $169,474,375)................           --          --           --           --             --
Harris Oakmark Large Cap Value Portfolio
 (25,423,654 Shares; cost $278,598,332)................           --          --           --           --             --
Neuberger Berman Partners Mid Cap Value Portfolio
 (11,905,557 Shares; cost $168,616,270)................           --          --           --           --             --
T. Rowe Price Large Cap Growth Portfolio
 (12,699,353 Shares; cost $159,291,873)................           --          --           --           --             --
Lehman Brothers Aggregate Bond Index Portfolio
 (35,706,291 Shares; cost $378,842,752)................           --          --           --           --             --
Morgan Stanley EAFE Index Portfolio
 (19,330,794 Shares; cost $157,695,470)................           --          --           --           --             --
Russell 2000 Index Portfolio
 (16,832,296 Shares; cost $172,513,190)................  201,038,420          --           --           --             --
Met/Putnam Voyager Portfolio
 (7,313,785 Shares; cost $32,821,295)..................           --  33,036,472           --           --             --
State Street Research Aurora Portfolio
 (23,975,189 Shares; cost $329,411,537)................           --          --  398,118,910           --             --
MetLife Mid Cap Stock Index Portfolio
 (16,235,136 Shares; cost $164,229,740)................           --          --           --  193,022,127             --
Franklin Templeton Small Cap Growth Portfolio
 (3,141,855 Shares; cost $23,635,196)..................           --          --           --           --     29,165,551
State Street Research Large Cap Value Portfolio
 (1,860,133 Shares; cost $17,059,088)..................           --          --           --           --             --
State Street Research Bond Income Portfolio
 (4,071,534 Shares; cost $435,747,826).................           --          --           --           --             --
State Street Research Money Market Portfolio
 (143,479 Shares; cost $14,347,990)....................           --          --           --           --             --
Davis Venture Value Portfolio
 (4,105,947 Shares; cost $95,619,292)..................           --          --           --           --             --
Loomis Sayles Small Cap Portfolio
 (143,057 Shares; cost $23,231,218)....................           --          --           --           --             --
MFS Investors Trust Portfolio
 (1,455,321 Shares; cost $10,893,884)..................           --          --           --           --             --
MFS Research Managers Portfolio
 (449,168 Shares; cost $3,478,761).....................           --          --           --           --             --
Harris Oakmark Focused Value Portfolio
 (1,089,633 Shares; cost $200,675,433).................           --          --           --           --             --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (6,590,338 Shares; cost $77,936,753)..................           --          --           --           --             --
Salomon Brothers U.S. Government Portfolio
 (8,064,227 Shares; cost $98,828,644)..................           --          --           --           --             --
                                                        ------------ ----------- ------------ ------------    -----------
Total Investments......................................  201,038,420  33,036,472  398,118,910  193,022,127     29,165,551
Cash and Accounts Receivable...........................           --          --           --           --             --
                                                        ------------ ----------- ------------ ------------    -----------
Total Assets...........................................  201,038,420  33,036,472  398,118,910  193,022,127     29,165,551
LIABILITIES:
Due to Metropolitan Life Insurance Company.............       41,091       4,601       80,705       51,398          9,854
                                                        ------------ ----------- ------------ ------------    -----------
NET ASSETS............................................. $200,997,329 $33,031,871 $398,038,205 $192,970,729    $29,155,697
                                                        ============ =========== ============ ============    ===========
Outstanding Units (In Thousands).......................       14,717       7,644       24,673       16,641          3,288
Unit Values............................................    $11.81 to    $4.14 to    $11.58 to    $11.14 to       $8.72 to
                                                              $13.95      $10.56       $16.34       $11.76          $9.09

                                                         State Street
                                                           Research
                                                        Large Cap Value
                                                          Investment
                                                           Division
                                                        ---------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc. ("Metropolitan Fund")
State Street Research Investment Trust Portfolio
 (58,242,292 Shares; cost $1,928,092,705)..............   $        --
State Street Research Investment Trust Portfolio
 (1,732,486 Shares; cost $57,071,728)..................            --
State Street Research Investment Trust Portfolio
 (46,446 Shares; cost $1,493,289)......................            --
State Street Research Investment Trust Portfolio
 (1,257 Shares; cost $34,620)..........................            --
State Street Research Diversified Portfolio
 (100,560,291 Shares; cost $1,720,579,116).............            --
State Street Research Aggressive Growth Portfolio
 (40,015,653 Shares; cost $1,065,000,032)..............            --
MetLife Stock Index Portfolio
 (92,542,863 Shares; cost $2,852,014,242)..............            --
FI International Stock Portfolio
 (18,387,189 Shares; cost $166,982,157)................            --
Janus Mid Cap Portfolio
 (46,200,911 Shares; cost $1,122,749,680)..............            --
T. Rowe Price Small Cap Growth Portfolio
 (18,889,177 Shares; cost $197,320,429)................            --
Scudder Global Equity Portfolio
 (13,599,260 Shares; cost $169,474,375)................            --
Harris Oakmark Large Cap Value Portfolio
 (25,423,654 Shares; cost $278,598,332)................            --
Neuberger Berman Partners Mid Cap Value Portfolio
 (11,905,557 Shares; cost $168,616,270)................            --
T. Rowe Price Large Cap Growth Portfolio
 (12,699,353 Shares; cost $159,291,873)................            --
Lehman Brothers Aggregate Bond Index Portfolio
 (35,706,291 Shares; cost $378,842,752)................            --
Morgan Stanley EAFE Index Portfolio
 (19,330,794 Shares; cost $157,695,470)................            --
Russell 2000 Index Portfolio
 (16,832,296 Shares; cost $172,513,190)................            --
Met/Putnam Voyager Portfolio
 (7,313,785 Shares; cost $32,821,295)..................            --
State Street Research Aurora Portfolio
 (23,975,189 Shares; cost $329,411,537)................            --
MetLife Mid Cap Stock Index Portfolio
 (16,235,136 Shares; cost $164,229,740)................            --
Franklin Templeton Small Cap Growth Portfolio
 (3,141,855 Shares; cost $23,635,196)..................            --
State Street Research Large Cap Value Portfolio
 (1,860,133 Shares; cost $17,059,088)..................    19,829,020
State Street Research Bond Income Portfolio
 (4,071,534 Shares; cost $435,747,826).................            --
State Street Research Money Market Portfolio
 (143,479 Shares; cost $14,347,990)....................            --
Davis Venture Value Portfolio
 (4,105,947 Shares; cost $95,619,292)..................            --
Loomis Sayles Small Cap Portfolio
 (143,057 Shares; cost $23,231,218)....................            --
MFS Investors Trust Portfolio
 (1,455,321 Shares; cost $10,893,884)..................            --
MFS Research Managers Portfolio
 (449,168 Shares; cost $3,478,761).....................            --
Harris Oakmark Focused Value Portfolio
 (1,089,633 Shares; cost $200,675,433).................            --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (6,590,338 Shares; cost $77,936,753)..................            --
Salomon Brothers U.S. Government Portfolio
 (8,064,227 Shares; cost $98,828,644)..................            --
                                                          -----------
Total Investments......................................    19,829,020
Cash and Accounts Receivable...........................            --
                                                          -----------
Total Assets...........................................    19,829,020
LIABILITIES:
Due to Metropolitan Life Insurance Company.............        11,577
                                                          -----------
NET ASSETS.............................................   $19,817,443
                                                          ===========
Outstanding Units (In Thousands).......................         1,872
Unit Values............................................     $10.42 to
                                                               $10.66

                      See Notes to Financial Statements.

State Street State Street    Davis                      MFS         MFS                    Salomon Brothers
  Research     Research     Venture    Loomis Sayles Investors    Research  Harris Oakmark  Strategic Bond  Salomon Brothers
Bond Income  Money Market    Value       Small Cap     Trust      Managers  Focused Value   Opportunities   U.S. Government
 Investment   Investment   Investment   Investment   Investment  Investment   Investment      Investment       Investment
  Division     Division     Division     Division     Division    Division     Division        Division         Division
------------ ------------ ------------ ------------- ----------- ---------- -------------- ---------------- ----------------

$         -- $        --  $         --  $        --  $        -- $       --  $         --    $        --      $        --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

          --          --            --           --           --         --            --             --               --

 470,446,332          --            --           --           --         --            --             --               --

          --  14,347,997            --           --           --         --            --             --               --

          --          --   103,670,945           --           --         --            --             --               --

          --          --            --   27,100,305           --         --            --             --               --

          --          --            --           --   12,023,285         --            --             --               --

          --          --            --           --           --  3,776,490            --             --               --

          --          --            --           --           --         --   243,872,115             --               --

          --          --            --           --           --         --            --     83,010,769               --

          --          --            --           --           --         --            --             --       99,403,015
------------ -----------  ------------  -----------  ----------- ----------  ------------    -----------      -----------
 470,446,332  14,347,997   103,670,945   27,100,305   12,023,285  3,776,490   243,872,115     83,010,769       99,403,015
          --          --            --           --           --         --            --             --               --
------------ -----------  ------------  -----------  ----------- ----------  ------------    -----------      -----------
 470,446,332  14,347,997   103,670,945   27,100,305   12,023,285  3,776,490   243,872,115     83,010,769       99,403,015
      36,903       1,809        24,494        4,952        5,000      1,050        60,048         38,626           29,525
------------ -----------  ------------  -----------  ----------- ----------  ------------    -----------      -----------
$470,409,429 $14,346,188  $103,646,451  $27,095,353  $12,018,285 $3,775,440  $243,812,067    $82,972,143      $99,373,490
============ ===========  ============  ===========  =========== ==========  ============    ===========      ===========
      17,412         701         3,617        1,146        1,527        475         7,756          4,304            6,225
   $10.97 to   $18.73 to     $11.45 to    $10.98 to     $7.49 to   $7.41 to     $27.98 to      $17.50 to        $14.46 to
      $48.34      $23.19        $29.64       $24.70        $8.03      $8.22        $32.93         $20.06           $16.93

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003

                                                                                           FI
                                                                    FI Structured        Mid Cap            MFS
                                                                       Equity         Opportunities     Total Return
                                                                     Investment        Investment        Investment
                                                                      Division          Division          Division
                                                                  ----------------- ----------------- -----------------
ASSETS:
Investments at Value:
Metropolitan Fund (Continued)
FI Structured Equity Portfolio
 (63,136 Shares; cost $8,661,889)................................ $       9,901,455 $              -- $              --
FI Mid Cap Opportunities Portfolio
 (2,196,367 Shares; cost $21,534,808)............................                --        25,213,929                --
MFS Total Return Portfolio
 (3,024 Shares; cost $386,674)...................................                --                --           414,057
Alger Equity Growth Portfolio
 (4,813 Shares; cost $83,165)....................................                --                --                --
Fidelity Variable Insurance Products Funds ("Fidelity VIP Funds")
Fidelity VIP Money Market Portfolio
 (8,965,494 Shares; cost $8,965,494).............................                --                --                --
Fidelity VIP Equity-Income Portfolio
 (5,790,761 Shares; cost $130,280,601)...........................                --                --                --
Fidelity VIP Growth Portfolio
 (5,339,947 Shares; cost $208,819,034)...........................                --                --                --
Fidelity VIP Overseas Portfolio
 (1,749,482 Shares; cost $23,835,158)............................                --                --                --
Fidelity VIP Investment Grade Bond Portfolio
 (1,687,689 Shares; cost $21,890,913)............................                --                --                --
Fidelity VIP Asset Manager Portfolio
 (3,644,659 Shares; cost $56,794,632)............................                --                --                --
Calvert Variable Series, Inc. ("Calvert Fund")
Calvert Social Balanced Portfolio
 (30,339,472 Shares; cost $58,132,471)...........................                --                --                --
Calvert Social Mid Cap Growth Portfolio
 (512,663 Shares; cost $13,741,124)..............................                --                --                --
Met Investors Series Trust ("Met Investors Fund")
Lord Abbett Bond Debenture Portfolio
 (7,837,255 Shares; cost $85,484,152)............................                --                --                --
MFS Research International Portfolio
 (1,785,485 Shares; cost $14,392,353)............................                --                --                --
T. Rowe Price Mid Cap Growth Portfolio
 (5,466,123 Shares; cost $31,618,965)............................                --                --                --
PIMCO Total Return Portfolio
 (18,752,053 Shares; cost $210,376,221)..........................                --                --                --
PIMCO Innovation Portfolio
 (11,166,260 Shares; cost $48,083,278)...........................                --                                  --
Met/AIM Mid Cap Core Equity Portfolio
 (1,609,587 Shares; cost $17,435,762)............................                                  --                --
Met/AIM Small Cap Growth Portfolio
 (717,989 Shares; cost $7,476,447)...............................                --                --                --
Harris Oakmark International Portfolio
 (1,182,566 Shares; cost $12,771,382)............................                --                --                --
Oppenheimer Capital Appreciation Portfolio
 (12,221 Shares; cost $91,668)...................................                --                --                --
Janus Aggressive Growth Portfolio
 (2,382,077 Shares; cost $13,849,732)............................                --                --                --
Third Avenue Small Cap Value Portfolio
 (11,566 Shares; cost $109,287)..................................                --                --                --
American Funds Insurance Series ("American Funds")
American Funds Growth Portfolio
 (6,571,508 Shares; cost $260,590,517)...........................                --                --                --
American Funds Growth-Income Portfolio
 (8,546,506 Shares; cost $251,859,601)...........................                --                --                --
American Funds Global Small Cap Portfolio
 (4,692,095 Shares; cost $55,205,729)............................                --                --
                                                                  ----------------- ----------------- -----------------
Total Investments................................................         9,901,455        25,213,929           414,057
Cash and Accounts Receivable.....................................                --                --                --
                                                                  ----------------- ----------------- -----------------
Total Assets.....................................................         9,901,455        25,213,929           414,057
LIABILITIES
Due to Metropolitan Life Insurance Company.......................             6,174            14,420               407
                                                                  ----------------- ----------------- -----------------
NET ASSETS....................................................... $       9,895,281 $      25,199,509          $413,650
                                                                  ================= ================= =================
Outstanding Units (In Thousands).................................               419             2,214                11
Unit Values......................................................  $21.25 to $24.60  $11.20 to $11.46  $36.22 to $41.74

                                                                                     Fidelity
                                                                    Alger Equity      Money
                                                                       Growth         Market
                                                                     Investment     Investment
                                                                      Division       Division
                                                                  ----------------- ----------
ASSETS:
Investments at Value:
Metropolitan Fund (Continued)
FI Structured Equity Portfolio
 (63,136 Shares; cost $8,661,889)................................ $              -- $       --
FI Mid Cap Opportunities Portfolio
 (2,196,367 Shares; cost $21,534,808)............................                --         --
MFS Total Return Portfolio
 (3,024 Shares; cost $386,674)...................................                --         --
Alger Equity Growth Portfolio
 (4,813 Shares; cost $83,165)....................................            88,843         --
Fidelity Variable Insurance Products Funds ("Fidelity VIP Funds")
Fidelity VIP Money Market Portfolio
 (8,965,494 Shares; cost $8,965,494).............................                --  8,965,494
Fidelity VIP Equity-Income Portfolio
 (5,790,761 Shares; cost $130,280,601)...........................                --         --
Fidelity VIP Growth Portfolio
 (5,339,947 Shares; cost $208,819,034)...........................                --         --
Fidelity VIP Overseas Portfolio
 (1,749,482 Shares; cost $23,835,158)............................                --         --
Fidelity VIP Investment Grade Bond Portfolio
 (1,687,689 Shares; cost $21,890,913)............................                --         --
Fidelity VIP Asset Manager Portfolio
 (3,644,659 Shares; cost $56,794,632)............................                --         --
Calvert Variable Series, Inc. ("Calvert Fund")
Calvert Social Balanced Portfolio
 (30,339,472 Shares; cost $58,132,471)...........................                --         --
Calvert Social Mid Cap Growth Portfolio
 (512,663 Shares; cost $13,741,124)..............................                --         --
Met Investors Series Trust ("Met Investors Fund")
Lord Abbett Bond Debenture Portfolio
 (7,837,255 Shares; cost $85,484,152)............................                --         --
MFS Research International Portfolio
 (1,785,485 Shares; cost $14,392,353)............................                --         --
T. Rowe Price Mid Cap Growth Portfolio
 (5,466,123 Shares; cost $31,618,965)............................                --         --
PIMCO Total Return Portfolio
 (18,752,053 Shares; cost $210,376,221)..........................                --         --
PIMCO Innovation Portfolio
 (11,166,260 Shares; cost $48,083,278)...........................                --         --
Met/AIM Mid Cap Core Equity Portfolio
 (1,609,587 Shares; cost $17,435,762)............................                --         --
Met/AIM Small Cap Growth Portfolio
 (717,989 Shares; cost $7,476,447)...............................                --         --
Harris Oakmark International Portfolio
 (1,182,566 Shares; cost $12,771,382)............................                --         --
Oppenheimer Capital Appreciation Portfolio
 (12,221 Shares; cost $91,668)...................................                --         --
Janus Aggressive Growth Portfolio
 (2,382,077 Shares; cost $13,849,732)............................                --         --
Third Avenue Small Cap Value Portfolio
 (11,566 Shares; cost $109,287)..................................                --         --
American Funds Insurance Series ("American Funds")
American Funds Growth Portfolio
 (6,571,508 Shares; cost $260,590,517)...........................                --         --
American Funds Growth-Income Portfolio
 (8,546,506 Shares; cost $251,859,601)...........................                --         --
American Funds Global Small Cap Portfolio
 (4,692,095 Shares; cost $55,205,729)............................                           --
                                                                  ----------------- ----------
Total Investments................................................            88,843  8,965,494
Cash and Accounts Receivable.....................................                --      7,180
                                                                  ----------------- ----------
Total Assets.....................................................            88,843  8,972,674
LIABILITIES
Due to Metropolitan Life Insurance Company.......................                76         --
                                                                  ----------------- ----------
NET ASSETS....................................................... $          88,767 $8,972,674
                                                                  ================= ==========
Outstanding Units (In Thousands).................................                 4        607
Unit Values......................................................  $23.63 to $24.29     $15.18

                      See Notes to Financial Statements.

                                                                                 Calvert
  Fidelity                             Fidelity    Fidelity                       Social       Lord Abbett
  Equity-      Fidelity    Fidelity   Investment    Asset      Calvert Social    Mid Cap          Bond
   Income       Growth     Overseas   Grade Bond   Manager        Balanced        Growth        Debenture
 Investment   Investment  Investment  Investment  Investment     Investment     Investment     Investment
  Division     Division    Division    Division    Division       Division       Division       Division
------------ ------------ ----------- ----------- ----------- ----------------- ----------- -----------------

$         -- $         -- $        -- $        -- $        -- $              -- $        -- $              --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

 134,229,848           --          --          --          --                --          --                --

          --  165,751,953          --          --          --                --          --                --

          --           --  27,274,426          --          --                --          --                --

          --           --          --  23,036,958          --                --          --                --

          --           --          --          --  52,701,771                --          --                --

          --           --          --          --          --        53,336,791          --                --

          --           --          --          --          --                --  12,360,300                --

          --           --          --          --          --                --          --        94,282,969

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --                       --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --

          --           --          --          --          --                --          --                --
------------ ------------ ----------- ----------- ----------- ----------------- ----------- -----------------
 134,229,848  165,751,953  27,274,426  23,036,958  52,701,771        53,336,791  12,360,300        94,282,969
          --           --          --          --          --                --          --                --
------------ ------------ ----------- ----------- ----------- ----------------- ----------- -----------------
 134,229,848  165,751,953  27,274,426  23,036,958  52,701,771        53,336,791  12,360,300        94,282,969
          --           --          --          --          --               199          --            24,816
------------ ------------ ----------- ----------- ----------- ----------------- ----------- -----------------
$134,229,848 $165,751,953 $27,274,426 $23,036,958 $52,701,771 $      53,336,592 $12,360,300 $      94,258,153
============ ============ =========== =========== =========== ================= =========== =================
       3,528        4,594       1,388       1,036       2,103             2,146         496             7,505
      $38.08       $36.13      $19.68      $22.17      $25.09  $19.85 to $25.35      $25.00  $11.60 to $16.24

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2003


                                              MFS      T. Rowe Price    PIMCO                   Met/AIM
                                           Research       Mid Cap       Total       PIMCO       Mid Cap
                                         International    Growth        Return    Innovation  Core Equity
                                          Investment    Investment    Investment  Investment  Investment
                                           Division      Division      Division    Division    Division
                                         ------------- ------------- ------------ ----------- -----------
ASSETS:
Investments at Value:
Metropolitan Fund (Continued)
FI Structured Equity Portfolio (63,136
 Shares; cost $8,661,889)............... $         --   $        --  $         -- $        -- $        --
FI Mid Cap Opportunities
 Portfolio (2,196,367 Shares; cost
 $21,534,808)...........................           --            --            --          --          --
MFS Total Return Portfolio (3,024
 Shares; cost $386,674).................           --            --            --          --          --
Alger Equity Growth Portfolio (4,813
 Shares; cost $83,165)..................           --            --            --          --          --
Fidelity Variable Insurance Products
 Funds ("Fidelity VIP Funds")
Fidelity VIP Money Market
 Portfolio (8,965,494 Shares; cost
 $8,965,494)............................           --            --            --          --          --
Fidelity VIP Equity-Income
 Portfolio (5,790,761 Shares; cost
 $130,280,601)..........................           --            --            --          --          --
Fidelity VIP Growth
 Portfolio (5,339,947 Shares; cost
 $208,819,034)..........................           --            --            --          --          --
Fidelity VIP Overseas
 Portfolio (1,749,482 Shares; cost
 $23,835,158)...........................           --            --            --          --          --
Fidelity VIP Investment Grade Bond
 Portfolio (1,687,689 Shares; cost
 $21,890,913)...........................           --            --            --          --          --
Fidelity VIP Asset Manager
 Portfolio (3,644,659 Shares; cost
 $56,794,632)...........................           --            --            --          --          --
Calvert Variable Series, Inc. ("Calvert
 Fund")
Calvert Social Balanced
 Portfolio (30,339,472 Shares; cost
 $58,132,471)...........................           --            --            --          --          --
Calvert Social Mid Cap Growth
 Portfolio (512,663 Shares; cost
 $13,741,124)...........................           --            --            --          --          --
Met Investors Series Trust ("Met
 Investors Fund")
Lord Abbett Bond Debenture
 Portfolio (7,837,255 Shares; cost
 $85,484,152)...........................           --            --            --          --          --
MFS Research International
 Portfolio (1,785,485 Shares; cost
 $14,392,353)...........................   17,508,111            --            --          --          --
T. Rowe Price Mid Cap Growth
 Portfolio (5,466,123 Shares; cost
 $31,618,965)...........................           --    34,876,468            --          --          --
PIMCO Total Return
 Portfolio (18,752,053 Shares; cost
 $210,376,221)..........................           --            --   217,305,227          --          --
PIMCO Innovation Portfolio (11,166,260
 Shares; cost $48,083,278)..............           --            --            --  53,834,931          --
Met/AIM Mid Cap Core Equity
 Portfolio (1,609,587 Shares; cost
 $17,435,762)...........................           --            --            --          --  19,829,816
Met/AIM Small Cap Growth
 Portfolio (717,989 Shares; cost
 $7,476,447)............................           --            --            --          --          --
Harris Oakmark International
 Portfolio (1,182,566 Shares; cost
 $12,771,382)...........................           --            --            --          --          --
Oppenheimer Capital Appreciation
 Portfolio (12,221 Shares; cost $91,668)           --            --            --          --          --
Janus Aggressive Growth
 Portfolio (2,382,077 Shares; cost
 $13,849,732)...........................           --            --            --          --          --
Third Avenue Small Cap Value
 Portfolio (11,566 Shares; cost
 $109,287)..............................           --            --            --          --          --
American Funds Insurance Series
 ("American Funds")
American Funds Growth
 Portfolio (6,571,508 Shares; cost
 $260,590,517)..........................           --            --            --          --          --
American Funds Growth-Income
 Portfolio (8,546,506 Shares; cost
 $251,859,601)..........................           --            --            --          --          --
American Funds Global Small Cap
 Portfolio (4,692,095 Shares; cost
 $55,205,729)...........................           --            --            --          --          --
                                         ------------   -----------  ------------ ----------- -----------
Total Investments.......................   17,508,111    34,876,468   217,305,227  53,834,931  19,829,816
Cash and Accounts Receivable............           --            --            --          --          --
                                         ------------   -----------  ------------ ----------- -----------
Total Assets............................   17,508,111    34,876,468   217,305,227  53,834,931  19,829,816
LIABILITIES
Due to Metropolitan Life Insurance
 Company................................        6,788        11,042        85,575      17,849      10,957
                                         ------------   -----------  ------------ ----------- -----------
NET ASSETS..............................  $17,501,323   $34,865,426  $217,219,652 $53,817,082 $19,818,859
                                         ============   ===========  ============ =========== ===========
Outstanding Units (In Thousands)........        1,792         5,570        18,546      10,123       1,639
Unit Values.............................     $9.28 to      $5.99 to     $11.31 to    $4.49 to   $11.82 to
                                               $10.04         $6.36        $11.99       $5.71      $12.19

                      See Notes to Financial Statements.

                                                                               American    American
 Met/AIM                  Oppenheimer    Janus     Third Avenue   American      Funds       Funds
Small Cap  Harris Oakmark   Capital    Aggressive   Small Cap      Funds       Growth-      Global
  Growth   International  Appreciation   Growth       Value        Growth       Income    Small Cap
Investment   Investment    Investment  Investment   Investment   Investment   Investment  Investment
 Division     Division      Division    Division     Division     Division     Division    Division
---------- -------------- ------------ ----------- ------------ ------------ ------------ -----------

$       --  $        --    $      --   $        --  $       --  $         -- $         -- $        --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

        --           --           --            --          --            --           --          --

 8,622,920           --           --            --          --            --           --

             14,013,194           --            --          --            --           --          --

        --           --      101,315            --          --            --           --          --

        --           --           --    16,722,786          --            --           --          --

        --           --           --            --     134,282            --           --          --

        --           --           --            --          --   299,003,607           --          --

        --           --           --            --          --            --  286,137,030          --

        --           --           --            --          --            --           --  66,064,701
----------  -----------    ---------   -----------  ----------  ------------ ------------ -----------
 8,622,920   14,013,194      101,315    16,722,786     134,282   299,003,607  286,137,030  66,064,701
        --       18,407           --            --          --            --           --          --
----------  -----------    ---------   -----------  ----------  ------------ ------------ -----------
 8,622,920   14,031,601      101,315    16,722,786     134,282   299,003,607  286,137,030  66,064,701
     5,034           --          103         3,660         139       124,290      124,615      26,889
----------  -----------    ---------   -----------  ----------  ------------ ------------ -----------
$8,617,886  $14,031,601    $ 101,212   $16,719,126  $  134,143  $298,879,317 $286,012,415 $66,037,812
==========  ===========    =========   ===========  ==========  ============ ============ ===========
       739        1,187           13         2,455          12         2,564        3,157       4,022
 $11.41 to    $11.54 to     $7.95 to      $6.62 to   $11.47 to     $93.64 to    $72.87 to   $15.43 to
    $11.77       $11.90        $8.00         $6.88      $11.53       $128.76      $100.20      $16.80

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                   State Street
                                                                                     Research
                                                                                    Investment
                                                                                      Trust       Variable B  Variable C
                                                                                    Investment    Investment  Investment
                                                                                     Division      Division    Division
                                                                                   ------------  -----------  ----------
INVESTMENT (LOSS) INCOME
Income:
  Dividends....................................................................... $ 11,077,219  $   342,688  $  10,920
  Expenses........................................................................   16,048,600      365,938         --
                                                                                   ------------  -----------  ---------
Net investment (loss) income......................................................   (4,971,381)     (23,250)    10,920
                                                                                   ------------  -----------  ---------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized (losses) gains from security transactions............................  (51,948,303)     (87,630)  (124,815)
Change in net unrealized appreciation (depreciation) of investments for the period  381,723,777   10,203,802    430,772
                                                                                   ------------  -----------  ---------
Net realized and unrealized gains (losses) on investments.........................  329,775,474   10,116,172    305,957
                                                                                   ------------  -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.................................................................. $324,804,093  $10,092,922  $ 316,877
                                                                                   ============  ===========  =========



                                                                                   Variable D
                                                                                   Investment
                                                                                    Division
                                                                                   ----------
INVESTMENT (LOSS) INCOME
Income:
  Dividends.......................................................................   $  228
  Expenses........................................................................       --
                                                                                     ------
Net investment (loss) income......................................................      228
                                                                                     ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized (losses) gains from security transactions............................       --
Change in net unrealized appreciation (depreciation) of investments for the period    6,972
                                                                                     ------
Net realized and unrealized gains (losses) on investments.........................    6,972
                                                                                     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................................................   $7,200
                                                                                     ======

                      See Notes to Financial Statements.

              State Street
State Street    Research                                                  T. Rowe Price   Scudder    Harris Oakmark
  Research     Aggressive      MetLife    FI International     Janus        Small Cap      Global      Large Cap
Diversified      Growth      Stock Index       Stock          Mid Cap        Growth        Equity        Value
 Investment    Investment    Investment      Investment      Investment    Investment    Investment    Investment
  Division      Division      Division        Division        Division      Division      Division      Division
------------  ------------  ------------  ---------------- -------------  ------------- -----------  --------------
$ 53,938,315  $         --  $ 40,356,282    $ 1,100,684    $          --   $        --  $ 2,869,406   $        --
  18,089,411     7,613,965    28,902,524      1,954,614        7,034,274     2,335,750    1,623,351     3,145,231
------------  ------------  ------------    -----------    -------------   -----------  -----------   -----------
  35,848,904    (7,613,965)   11,453,758       (853,930)      (7,034,274)   (2,335,750)   1,246,055    (3,145,231)
------------  ------------  ------------    -----------    -------------   -----------  -----------   -----------
 (31,412,838)  (50,309,882)  (53,844,908)    (3,654,434)    (139,959,603)    1,668,839   (4,321,394)     (959,107)
 242,513,455   261,042,381   608,946,757     43,384,235      311,391,820    64,011,123   38,079,256    58,920,807
------------  ------------  ------------    -----------    -------------   -----------  -----------   -----------
 211,100,617   210,732,499   555,101,849     39,729,801      171,432,217    65,679,962   33,757,862    57,961,700
------------  ------------  ------------    -----------    -------------   -----------  -----------   -----------
$246,949,521  $203,118,534  $566,555,607    $38,875,871    $ 164,397,943   $63,344,212  $35,003,917   $54,816,469
============  ============  ============    ===========    =============   ===========  ===========   ===========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                      Neuberger    T. Rowe Price Lehman Brothers
                                                                                   Berman Partners   Large Cap      Aggregate
                                                                                    Mid Cap Value     Growth       Bond Index
                                                                                     Investment     Investment     Investment
                                                                                      Division       Division       Division
                                                                                   --------------- ------------- ---------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends.......................................................................   $   541,473    $   135,951   $ 18,406,503
  Expenses........................................................................     1,990,384      1,487,318      4,405,696
                                                                                     -----------    -----------   ------------
Net investment (loss) income......................................................    (1,448,911)    (1,351,367)    14,000,807
                                                                                     -----------    -----------   ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions............................      (617,781)    (7,066,639)     5,077,148
Change in net unrealized appreciation (depreciation) of investments for the period    51,860,370     39,497,097    (11,859,142)
                                                                                     -----------    -----------   ------------
Net realized and unrealized gains (losses) on investments.........................    51,242,589     32,430,458     (6,781,994)
                                                                                     -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................   $49,793,678    $31,079,091   $  7,218,813
                                                                                     ===========    ===========   ============

                      See Notes to Financial Statements.

                                                                   Franklin   State Street
   Morgan                              State Street    MetLife    Templeton     Research   State Street
  Stanley    Russell 2000  Met/Putnam    Research      Mid Cap    Small Cap    Large Cap     Research
 EAFE Index     Index       Voyager       Aurora     Stock Index    Growth       Value     Bond Income
 Investment   Investment   Investment   Investment   Investment   Investment   Investment   Investment
  Division     Division     Division     Division     Division     Division     Division     Division
-----------  ------------ -----------  ------------  -----------  ----------  ------------ ------------
$ 2,132,832  $   952,574  $        --  $         --  $   659,938  $       --   $  133,117  $15,100,614
  1,716,962    1,827,490      353,049     3,540,568    1,769,207     372,241      115,424    6,039,154
-----------  -----------  -----------  ------------  -----------  ----------   ----------  -----------
    415,870     (874,916)    (353,049)   (3,540,568)  (1,109,269)   (372,241)      17,693    9,061,460
-----------  -----------  -----------  ------------  -----------  ----------   ----------  -----------
 (3,520,969)  (8,830,667)  (2,921,784)   (2,864,035)  (1,417,477)    701,362      127,424    4,913,034
 49,342,779   64,418,850    9,443,243   123,248,992   44,800,853   6,211,744    2,823,675    6,864,418
-----------  -----------  -----------  ------------  -----------  ----------   ----------  -----------
 45,821,810   55,588,183    6,521,459   120,384,957   43,383,376   6,913,106    2,951,099   11,777,452
-----------  -----------  -----------  ------------  -----------  ----------   ----------  -----------
$46,237,680  $54,713,267  $ 6,168,410  $116,844,389  $42,274,107  $6,540,865   $2,968,792  $20,838,912
===========  ===========  ===========  ============  ===========  ==========   ==========  ===========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                   State Street
                                                                                     Research   Davis Venture Loomis Sayles
                                                                                   Money Market     Value       Small Cap
                                                                                    Investment   Investment    Investment
                                                                                     Division     Division      Division
                                                                                   ------------ ------------- -------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends.......................................................................   $ 79,595    $   255,343   $       --
  Expenses........................................................................    159,625        942,413      253,969
                                                                                     --------    -----------   ----------
Net investment (loss) income......................................................    (80,030)      (687,070)    (253,969)
                                                                                     --------    -----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions............................         (4)    (1,860,210)    (546,827)
Change in net unrealized appreciation (depreciation) of investments for the period          4     23,224,977    6,906,117
                                                                                     --------    -----------   ----------
Net realized and unrealized gains (losses) on investments.........................         --     21,364,767    6,359,290
                                                                                     --------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................   $(80,030)   $20,677,697   $6,105,321
                                                                                     ========    ===========   ==========

                      See Notes to Financial Statements.

                                             Salomon
                                             Brothers        Salomon
MFS Investors MFS Research Harris Oakmark Strategic Bond    Brothers     FI Structured  FI Mid Cap   MFS Total
    Trust       Managers   Focused Value  Opportunities  U.S. Government    Equity     Opportunities   Return
 Investment    Investment    Investment     Investment     Investment     Investment    Investment   Investment
  Division      Division      Division       Division       Division       Division      Division     Division
------------- ------------ -------------- -------------- --------------- ------------- ------------- ----------
 $   24,079    $  24,185    $   224,968     $  917,267     $ 1,787,131    $   15,034    $  332,970    $   803
    116,829       38,909      2,248,157        701,259       1,375,199        55,128       137,929      1,884
 ----------    ---------    -----------     ----------     -----------    ----------    ----------    -------
    (92,750)     (14,724)    (2,023,189)       216,008         411,932       (40,094)      195,041     (1,081)
 ----------    ---------    -----------     ----------     -----------    ----------    ----------    -------
   (290,848)    (103,014)       (77,220)       671,005         667,666        51,906       299,370      2,984
  2,134,283      756,389     52,892,513      4,251,747      (1,037,454)    1,239,505     3,645,577     27,384
 ----------    ---------    -----------     ----------     -----------    ----------    ----------    -------
  1,843,435      653,375     52,815,293      4,922,752        (369,788)    1,291,411     3,944,947     30,368
 ----------    ---------    -----------     ----------     -----------    ----------    ----------    -------
 $1,750,685    $ 638,651    $50,792,104     $5,138,760     $    42,144    $1,251,317    $4,139,988    $29,287
 ==========    =========    ===========     ==========     ===========    ==========    ==========    =======

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                   Alger Equity   Fidelity     Fidelity
                                                                                      Growth    Money Market Equity-Income
                                                                                    Investment   Investment   Investment
                                                                                     Division     Division     Division
                                                                                   ------------ ------------ -------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends.......................................................................    $   --      $115,718    $ 2,044,838
  Expenses........................................................................       205       100,758      1,218,785
                                                                                      ------      --------    -----------
Net investment (loss) income......................................................      (205)       14,960        826,053
                                                                                      ------      --------    -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions............................       554            --         40,898
Change in net unrealized appreciation (depreciation) of investments for the period     5,679            --     29,506,277
                                                                                      ------      --------    -----------
Net realized and unrealized gains (losses) on investments.........................     6,233            --     29,547,175
                                                                                      ------      --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................    $6,028      $ 14,960    $30,373,228
                                                                                      ======      ========    ===========

                      See Notes to Financial Statements.

                          Fidelity                  Calvert       Calvert     Lord Abbett      MFS
  Fidelity    Fidelity   Investment    Fidelity      Social    Social Mid Cap    Bond       Research
   Growth     Overseas   Grade Bond  Asset Manager  Balanced       Growth      Debenture  International
 Investment  Investment  Investment   Investment   Investment    Investment   Investment   Investment
  Division    Division    Division     Division     Division      Division     Division     Division
-----------  ----------  ----------  ------------- ----------  -------------- ----------- -------------
$   372,906  $  173,815  $1,213,685   $1,705,928   $  955,774    $       --   $ 1,500,470  $  115,614
  1,482,965     235,362     238,911      551,507      581,505       110,083       923,665     153,144
-----------  ----------  ----------   ----------   ----------    ----------   -----------  ----------
 (1,110,059)    (61,547)    974,774    1,154,421      374,269      (110,083)      576,805     (37,530)
-----------  ----------  ----------   ----------   ----------    ----------   -----------  ----------
   (239,874)   (538,173)    524,941     (633,245)    (232,476)     (611,500)    1,610,670     (71,037)
 40,777,455   8,504,328    (556,229)   6,988,848    7,864,886     3,517,203     9,782,763   3,785,878
-----------  ----------  ----------   ----------   ----------    ----------   -----------  ----------
 40,537,581   7,966,155     (31,288)   6,355,603    7,632,410     2,905,703    11,393,433   3,714,841
-----------  ----------  ----------   ----------   ----------    ----------   -----------  ----------
$39,427,522  $7,904,608  $  943,486   $7,510,024   $8,006,679    $2,795,620   $11,970,238  $3,677,311
===========  ==========  ==========   ==========   ==========    ==========   ===========  ==========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                            T. Rowe Price                             Met/AIM
                                                                               Mid Cap       PIMCO        PIMCO     Mid Cap Core
                                                                               Growth     Total Return  Innovation     Equity
                                                                             Investment    Investment   Investment   Investment
                                                                              Division      Division     Division     Division
                                                                            ------------- ------------ -----------  ------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends................................................................  $      (675)  $4,387,956  $        --   $  154,847
  Expenses.................................................................      267,976    2,454,204      356,370      131,144
                                                                             -----------   ----------  -----------   ----------
Net investment (loss) income...............................................     (268,651)   1,933,752     (356,370)      23,703
                                                                             -----------   ----------  -----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized (losses) gains from security transactions.....................   (2,389,442)   3,222,942    2,605,543        1,314
Change in net unrealized appreciation (depreciation) of investments for the
 period....................................................................    8,997,590      187,051    8,078,426    2,455,443
                                                                             -----------   ----------  -----------   ----------
Net realized and unrealized gains (losses) on investments..................    6,608,148    3,409,993   10,683,969    2,456,757
                                                                             -----------   ----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...........................................................  $ 6,339,497   $5,343,745  $10,327,599   $2,480,460
                                                                             ===========   ==========  ===========   ==========

                      See Notes to Financial Statements.

 Met/AIM                   Oppenheimer     Janus     Third Avenue
Small Cap   Harris Oakmark   Capital     Aggressive   Small Cap   American Funds American Funds  American Funds
  Growth    International  Appreciation    Growth       Value         Growth     Growth-Income  Global Small Cap
Investment    Investment    Investment   Investment   Investment    Investment     Investment      Investment
 Division      Division      Division     Division     Division      Division       Division        Division
----------  -------------- ------------ -----------  ------------ -------------- -------------- ----------------
$       --    $  146,015     $    --    $        --    $ 1,107     $   271,290    $ 2,362,118     $   170,958
    64,600        60,122         445        162,669        713       2,376,802      2,293,211         442,056
----------    ----------     -------    -----------    -------     -----------    -----------     -----------
   (64,600)       85,893        (445)      (162,669)       394      (2,105,512)        68,907        (271,098)
----------    ----------     -------    -----------    -------     -----------    -----------     -----------
   510,867       601,855         264     (1,367,702)       271        (481,808)      (602,656)       (226,352)
 1,186,456     1,244,098       9,772      4,832,795     24,995      56,619,604     49,903,623      14,578,048
----------    ----------     -------    -----------    -------     -----------    -----------     -----------
 1,697,323     1,845,953      10,036      3,465,093     25,266      56,137,796     49,300,967      14,351,696
----------    ----------     -------    -----------    -------     -----------    -----------     -----------
$1,632,723    $1,931,846     $ 9,591    $ 3,302,424    $25,660     $54,032,284    $49,369,874     $14,080,598
==========    ==========     =======    ===========    =======     ===========    ===========     ===========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  State Street Research
                                                                                    Investment Trust
                                                                                   Investment Division
                                                                             ------------------------------
                                                                                For the         For the
                                                                               Year Ended      Year Ended
                                                                              December 31,    December 31,
                                                                                  2003            2002
                                                                             --------------  --------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $   (4,971,381) $  (10,022,677)
  Net realized (losses) gains from security transactions....................    (51,948,303)    (66,085,417)
  Change in net unrealized appreciation (deprecation) of investments........    381,723,777    (428,155,040)
                                                                             --------------  --------------
  Net increase (decrease) in net assets resulting from operations...........    324,804,093    (504,263,134)
                                                                             --------------  --------------
From capital transactions:
  Net premiums..............................................................     63,137,295      88,528,653
  Redemptions...............................................................   (104,074,277)   (139,818,896)
                                                                             --------------  --------------
  Total net (redemptions) premiums..........................................    (40,936,982)    (51,290,243)
  Net Investment Division transfers.........................................    (43,074,690)   (194,554,453)
  Net other transfers.......................................................       (430,069)       (383,956)
                                                                             --------------  --------------
  Net (decrease) increase in net assets resulting from capital transactions.    (84,441,741)   (246,228,652)
                                                                             --------------  --------------
NET CHANGE IN NET ASSETS....................................................    240,362,352    (750,491,786)
NET ASSETS--BEGINNING OF PERIOD.............................................  1,196,193,511   1,946,685,297
                                                                             --------------  --------------
NET ASSETS--END OF PERIOD................................................... $1,436,555,863  $1,196,193,511
                                                                             ==============  ==============

                                                                                     Variable B
                                                                                Investment Division
                                                                             -------------------------
                                                                               For the      For the
                                                                              Year Ended   Year Ended
                                                                             December 31, December 31,
                                                                                 2003         2002
                                                                             ------------ ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $   (23,250) $   (175,395)
  Net realized (losses) gains from security transactions....................     (87,630)      643,331
  Change in net unrealized appreciation (deprecation) of investments........  10,203,802   (15,556,854)
                                                                             -----------  ------------
  Net increase (decrease) in net assets resulting from operations...........  10,092,922   (15,088,918)
                                                                             -----------  ------------
From capital transactions:
  Net premiums..............................................................      67,023        99,808
  Redemptions...............................................................  (4,342,568)   (6,196,537)
                                                                             -----------  ------------
  Total net (redemptions) premiums..........................................  (4,275,545)   (6,096,729)
  Net Investment Division transfers.........................................        (140)         (439)
  Net other transfers.......................................................     (14,168)       22,354
                                                                             -----------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.  (4,289,853)   (6,074,814)
                                                                             -----------  ------------
NET CHANGE IN NET ASSETS....................................................   5,803,069   (21,163,732)
NET ASSETS--BEGINNING OF PERIOD.............................................  36,937,355    58,101,087
                                                                             -----------  ------------
NET ASSETS--END OF PERIOD................................................... $42,740,424  $ 36,937,355
                                                                             ===========  ============

                      See Notes to Financial Statements.

                                                         State Street Research         State Street Research
       Variable C                Variable D                   Diversified                Aggressive Growth
   Investment Division       Investment Division          Investment Division           Investment Division
------------------------  ------------------------  ------------------------------  ---------------------------
  For the      For the      For the      For the       For the         For the        For the        For the
 Year Ended   Year Ended   Year Ended   Year Ended    Year Ended      Year Ended     Year Ended     Year Ended
December 31, December 31, December 31, December 31,  December 31,    December 31,   December 31,   December 31,
    2003         2002         2003         2002          2003            2002           2003           2002
------------ ------------ ------------ ------------ --------------  --------------  ------------  -------------
 $   10,920  $     9,216    $   228      $   151    $   35,848,904  $   19,849,184  $ (7,613,965) $  (8,264,707)
   (124,815)      43,399         --           --       (31,412,838)    (33,325,338)  (50,309,882)   (98,158,424)
    430,772     (562,444)     6,972       (8,572)      242,513,455    (269,960,376)  261,042,381   (142,132,655)
 ----------  -----------    -------      -------    --------------  --------------  ------------  -------------
    316,877     (509,829)     7,200       (8,421)      246,949,521    (283,436,530)  203,118,534   (248,555,786)
 ----------  -----------    -------      -------    --------------  --------------  ------------  -------------
         --           --         --           --        66,058,422      83,863,952    32,254,333     42,354,253
   (343,872)    (590,385)        --           --      (131,519,745)   (172,872,031)  (51,225,765)   (59,440,246)
 ----------  -----------    -------      -------    --------------  --------------  ------------  -------------
   (343,872)    (590,385)        --           --       (65,461,323)    (89,008,079)  (18,971,432)   (17,085,993)
         --           --         --           --       (34,785,834)   (206,076,228)   (4,796,588)   (62,626,898)
      2,192        2,705         --           --        (1,069,104)     (2,371,382)     (145,565)        32,635
 ----------  -----------    -------      -------    --------------  --------------  ------------  -------------
   (341,680)    (587,680)        --           --      (101,316,261)   (297,455,689)  (23,913,585)   (79,680,256)
 ----------  -----------    -------      -------    --------------  --------------  ------------  -------------
    (24,803)  (1,097,509)     7,200       (8,421)      145,633,260    (580,892,219)  179,204,949   (328,236,042)
  1,170,621    2,268,130     23,813       32,234     1,375,721,650   1,956,613,869   539,038,205    867,274,247
 ----------  -----------    -------      -------    --------------  --------------  ------------  -------------
 $1,145,818  $ 1,170,621    $31,013      $23,813    $1,521,354,910  $1,375,721,650  $718,243,154  $ 539,038,205
 ==========  ===========    =======      =======    ==============  ==============  ============  =============

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         MetLife
                                                                                       Stock Index
                                                                                   Investment Division
                                                                             ------------------------------
                                                                                For the         For the
                                                                               Year Ended      Year Ended
                                                                              December 31,    December 31,
                                                                                  2003            2002
                                                                             --------------  --------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $   11,453,758  $   13,214,351
  Net realized (losses) gains from security transactions....................    (53,844,908)    (47,830,847)
  Change in net unrealized appreciation (deprecation) of investments........    608,946,757    (661,053,913)
                                                                             --------------  --------------
  Net increase (decrease) in net assets resulting from operations...........    566,555,607    (695,670,409)
                                                                             --------------  --------------
From capital transactions:
  Net premiums..............................................................    175,233,071     205,870,674
  Redemptions...............................................................   (200,036,170)   (238,537,193)
                                                                             --------------  --------------
  Total net (redemptions) premiums..........................................    (24,803,099)    (32,666,519)
  Net Investment Division transfers.........................................     34,421,305    (121,464,210)
  Net other transfers.......................................................       (602,680)       (841,450)
                                                                             --------------  --------------
  Net (decrease) increase in net assets resulting from capital transactions.      9,015,526    (154,972,179)
                                                                             --------------  --------------
NET CHANGE IN NET ASSETS....................................................    575,571,133    (850,642,588)
NET ASSETS--BEGINNING OF PERIOD.............................................  2,148,997,728   2,999,640,316
                                                                             --------------  --------------
NET ASSETS--END OF PERIOD................................................... $2,724,568,861  $2,148,997,728
                                                                             ==============  ==============

                                                                                         FI
                                                                                 International Stock
                                                                                 Investment Division
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                             December 31,  December 31,
                                                                                 2003          2002
                                                                             ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $   (853,930) $   (574,363)
  Net realized (losses) gains from security transactions....................   (3,654,434)    1,229,560
  Change in net unrealized appreciation (deprecation) of investments........   43,384,235   (33,522,332)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   38,875,871   (32,867,135)
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   13,831,722    17,914,868
  Redemptions...............................................................  (12,738,800)  (14,202,903)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................    1,092,922     3,711,965
  Net Investment Division transfers.........................................   (7,253,378)  (13,312,317)
  Net other transfers.......................................................      176,802       204,245
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.   (5,983,654)   (9,396,107)
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   32,892,217   (42,263,242)
NET ASSETS--BEGINNING OF PERIOD.............................................  148,302,248   190,565,490
                                                                             ------------  ------------
NET ASSETS--END OF PERIOD................................................... $181,194,465  $148,302,248
                                                                             ============  ============

                      See Notes to Financial Statements.

                                     T. Rowe Price                                          Harris Oakmark
        Janus Mid Cap              Small Cap Growth          Scudder Global Equity          Large Cap Value
     Investment Division          Investment Division         Investment Division         Investment Division
----------------------------  --------------------------  --------------------------  --------------------------
   For the        For the       For the       For the       For the       For the       For the       For the
  Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
 December 31,   December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
     2003           2002          2003          2002          2003          2002          2003          2002
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
$  (7,034,274) $  (7,931,142) $ (2,335,750) $ (2,426,851) $  1,246,055  $    744,830  $ (3,145,231) $  4,396,694
 (139,959,603)  (299,802,071)    1,668,839   (30,658,257)   (4,321,394)   (6,095,281)     (959,107)    2,731,729
  311,391,820     53,519,510    64,011,123   (34,221,994)   38,079,256   (21,053,921)   58,920,807   (49,157,322)
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
  164,397,943   (254,213,703)   63,344,212   (67,307,102)   35,003,917   (26,404,372)   54,816,469   (42,028,899)
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
   46,884,950     78,317,495    18,082,765    23,773,940    13,251,847    18,661,812    40,508,482    55,698,963
  (41,879,588)   (55,664,011)  (14,255,660)  (17,416,451)   (9,588,299)  (12,212,003)  (18,415,211)  (18,302,421)
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
    5,005,362     22,653,484     3,827,105     6,357,489     3,663,548     6,449,809    22,093,271    37,396,542
  (46,389,289)  (126,395,606)      671,092   (18,785,506)   (5,197,853)  (15,561,211)   12,156,132    24,610,591
     (215,070)      (340,988)      (88,245)      (22,983)      (29,203)      (51,225)      (85,734)      (12,518)
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
  (41,598,997)  (104,083,110)    4,409,952   (12,451,000)   (1,563,508)   (9,162,627)   34,163,669    61,994,615
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
  122,798,946   (358,296,813)   67,754,164   (79,758,102)   33,440,409   (35,566,999)   88,980,138    19,965,716
  524,360,926    882,657,739   163,890,306   243,648,408   121,961,430   157,528,429   217,357,181   197,391,465
-------------  -------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 647,159,872  $ 524,360,926  $231,644,470  $163,890,306  $155,401,839  $121,961,430  $306,337,319  $217,357,181
=============  =============  ============  ============  ============  ============  ============  ============

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Neuberger Berman Partners
                                                                                    Mid Cap Value
                                                                                 Investment Division
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                             December 31,  December 31,
                                                                                 2003          2002
                                                                             ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (1,448,911) $ (1,335,825)
  Net realized (losses) gains from security transactions....................     (617,781)     (588,042)
  Change in net unrealized appreciation (deprecation) of investments........   51,860,370   (16,047,845)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   49,793,678   (17,971,712)
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   22,231,495    24,528,755
  Redemptions...............................................................  (10,908,929)  (11,844,163)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................   11,322,566    12,684,592
  Net Investment Division transfers.........................................    7,888,092    (1,512,656)
  Net other transfers.......................................................      (34,339)       11,488
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.   19,176,319    11,183,424
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   68,969,997    (6,788,288)
NET ASSETS--BEGINNING OF PERIOD.............................................  137,491,102   144,279,390
                                                                             ------------  ------------
NET ASSETS--END OF PERIOD................................................... $206,461,099  $137,491,102
                                                                             ============  ============

                                                                                    T. Rowe Price
                                                                                  Large Cap Growth
                                                                                 Investment Division
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                             December 31,  December 31,
                                                                                 2003          2002
                                                                             ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (1,351,367) $ (1,163,496)
  Net realized (losses) gains from security transactions....................   (7,066,639)   (8,230,356)
  Change in net unrealized appreciation (deprecation) of investments........   39,497,097   (26,390,985)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   31,079,091   (35,784,837)
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   15,035,138    16,607,597
  Redemptions...............................................................   (8,530,281)  (10,459,277)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................    6,504,857     6,148,320
  Net Investment Division transfers.........................................    6,427,640   (14,168,225)
  Net other transfers.......................................................      (42,000)      (47,292)
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.   12,890,497    (8,067,197)
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   43,969,588   (43,852,034)
NET ASSETS--BEGINNING OF PERIOD.............................................  103,789,751   147,641,785
                                                                             ------------  ------------
NET ASSETS--END OF PERIOD................................................... $147,759,339  $103,789,751
                                                                             ============  ============

                      See Notes to Financial Statements.

      Lehman Brothers
      Aggregate Bond            Morgan Stanley EAFE            Russell 2000            Met/Putnam Voyager
 Index Investment Division   Index Investment Division   Index Investment Division     Investment Division
--------------------------  --------------------------  --------------------------  ------------------------
  For the       For the       For the       For the       For the       For the       For the      For the
 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31, December 31,
    2003          2002          2003          2002          2003          2002          2003         2002
------------  ------------  ------------  ------------  ------------  ------------  ------------ ------------
$ 14,000,807  $  4,224,773  $    415,870  $   (730,331) $   (874,916) $   (686,351) $  (353,049) $  (306,771)
   5,077,148     3,229,161    (3,520,969)  (12,197,536)   (8,830,667)   (6,920,534)  (2,921,784)  (9,568,780)
 (11,859,142)   14,151,148    49,342,779    (6,039,133)   64,418,850   (21,331,382)   9,443,243      710,397
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
   7,218,813    21,605,082    46,237,680   (18,967,000)   54,713,267   (28,938,267)   6,168,410   (9,165,154)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  85,853,107    71,552,667    39,506,108    31,484,149    28,461,700    25,188,548    4,970,250    6,666,399
 (27,752,614)  (21,649,754)   (9,873,082)   (8,786,993)  (10,978,651)  (10,278,268)  (1,984,657)  (1,774,289)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  58,100,493    49,902,913    29,633,026    22,697,156    17,483,049    14,910,280    2,985,593    4,892,110
  28,980,602    14,654,153     8,384,831     1,498,716    18,592,864     2,093,085    1,001,452     (827,035)
     (65,509)      (54,738)       (8,054)      (11,531)      (23,675)        5,035        5,398        5,270
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  87,015,586    64,502,328    38,009,803    24,184,341    36,052,238    17,008,400    3,992,443    4,070,345
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  94,234,399    86,107,410    84,247,483     5,217,341    90,765,505   (11,929,867)  10,160,853   (5,094,809)
 295,466,638   209,359,228   104,947,903    99,730,562   110,231,824   122,161,691   22,871,018   27,965,827
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
$389,701,037  $295,466,638  $189,195,386  $104,947,903  $200,997,329  $110,231,824  $33,031,871  $22,871,018
============  ============  ============  ============  ============  ============  ===========  ===========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    State Street
                                                                                   Research Aurora
                                                                                 Investment Division
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                             December 31,  December 31,
                                                                                 2003          2002
                                                                             ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (3,540,568) $ (1,778,483)
  Net realized (losses) gains from security transactions....................   (2,864,035)      140,071
  Change in net unrealized appreciation (deprecation) of investments........  123,248,992   (71,663,432)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........  116,844,389   (73,301,844)
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   47,916,585    64,952,373
  Redemptions...............................................................  (20,626,715)  (18,528,997)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................   27,289,870    46,423,376
  Net Investment Division transfers.........................................   26,263,843    46,056,104
  Net other transfers.......................................................      (15,192)       75,719
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.   53,538,521    92,555,199
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................  170,382,910    19,253,355
NET ASSETS--BEGINNING OF PERIOD.............................................  227,655,295   208,401,940
                                                                             ------------  ------------
NET ASSETS--END OF PERIOD................................................... $398,038,205  $227,655,295
                                                                             ============  ============

                                                                                   MetLife Mid Cap
                                                                                     Stock Index
                                                                                 Investment Division
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                             December 31,  December 31,
                                                                                 2003          2002
                                                                             ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (1,109,269) $   (858,796)
  Net realized (losses) gains from security transactions....................   (1,417,477)   (2,570,115)
  Change in net unrealized appreciation (deprecation) of investments........   44,800,853   (15,835,386)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   42,274,107   (19,264,297)
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   36,661,368    31,850,585
  Redemptions...............................................................   (9,822,949)   (8,035,867)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................   26,838,419    23,814,718
  Net Investment Division transfers.........................................   16,847,607    15,929,248
  Net other transfers.......................................................      (13,989)        7,647
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.   43,672,037    39,751,613
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   85,946,144    20,487,316
NET ASSETS--BEGINNING OF PERIOD.............................................  107,024,585    86,537,269
                                                                             ------------  ------------
NET ASSETS--END OF PERIOD................................................... $192,970,729  $107,024,585
                                                                             ============  ============

                      See Notes to Financial Statements.

   Franklin Templeton       State Street Research       State Street Research      State Street Research
    Small Cap Growth           Large Cap Value               Bond Income               Money Market
   Investment Division       Investment Division         Investment Division        Investment Division
------------------------  -------------------------  --------------------------  ------------------------
                                          For the
  For the      For the      For the    Period May 1,   For the       For the       For the      For the
 Year Ended   Year Ended   Year Ended     2002 to     Year Ended    Year Ended    Year Ended   Year Ended
December 31, December 31, December 31, December 31,  December 31,  December 31,  December 31, December 31,
    2003         2002         2003         2002          2003          2002          2003         2002
------------ ------------ ------------ ------------- ------------  ------------  ------------ ------------
$  (372,241) $  (126,140) $    17,693   $    2,330   $  9,061,460  $ 20,862,750  $   (80,030) $   (12,451)
    701,362   (2,259,828)     127,424     (266,085)     4,913,034    (9,378,074)          (4)    (413,699)
  6,211,744     (802,862)   2,823,675      (53,743)     6,864,418    19,780,963            4      417,973
-----------  -----------  -----------   ----------   ------------  ------------  -----------  -----------
  6,540,865   (3,188,830)   2,968,792     (317,498)    20,838,912    31,265,639      (80,030)      (8,177)
-----------  -----------  -----------   ----------   ------------  ------------  -----------  -----------
  5,126,044    4,644,131    5,068,830      980,885     37,409,336    50,993,993    8,783,935      141,673
 (1,318,502)    (779,669)    (384,253)     (57,995)   (44,744,642)  (45,822,604)  (2,350,287)  (2,118,843)
-----------  -----------  -----------   ----------   ------------  ------------  -----------  -----------
  3,807,542    3,864,462    4,684,577      922,890     (7,335,306)    5,171,389    6,433,648   (1,977,170)
  7,259,211    3,988,094    9,029,518    2,525,640    (17,667,188)   (7,622,352)  (1,179,643)  (1,385,023)
   (116,027)         970        3,976         (452)      (205,068)     (689,641)         250       (6,467)
-----------  -----------  -----------   ----------   ------------  ------------  -----------  -----------
 10,950,726    7,853,526   13,718,071    3,448,078    (25,207,562)   (3,140,604)   5,254,255   (3,368,660)
-----------  -----------  -----------   ----------   ------------  ------------  -----------  -----------
 17,491,591    4,664,696   16,686,863    3,130,580     (4,368,650)   28,125,035    5,174,225   (3,376,837)
 11,664,106    6,999,410    3,130,580           --    474,778,079   446,653,044    9,171,963   12,548,800
-----------  -----------  -----------   ----------   ------------  ------------  -----------  -----------
$29,155,697  $11,664,106  $19,817,443   $3,130,580   $470,409,429  $474,778,079  $14,346,188  $ 9,171,963
===========  ===========  ===========   ==========   ============  ============  ===========  ===========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        Davis
                                                                                    Venture Value
                                                                                 Investment Division
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                             December 31,  December 31,
                                                                                 2003          2002
                                                                             ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $   (687,070) $   (206,647)
  Net realized (losses) gains from security transactions....................   (1,860,210)   (3,014,672)
  Change in net unrealized appreciation (deprecation) of investments........   23,224,977    (8,476,246)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   20,677,697   (11,697,565)
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   15,238,546    14,236,039
  Redemptions...............................................................   (5,241,736)   (4,683,545)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................    9,996,810     9,552,494
  Net Investment Division transfers.........................................   13,844,488     2,966,432
  Net other transfers.......................................................      (24,579)      (23,689)
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.   23,816,719    12,495,237
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   44,494,416       797,672
NET ASSETS--BEGINNING OF PERIOD.............................................   59,152,035    58,354,363
                                                                             ------------  ------------
NET ASSETS--END OF PERIOD................................................... $103,646,451  $ 59,152,035
                                                                             ============  ============

                                                                                   Loomis Sayles
                                                                                     Small Cap
                                                                                Investment Division
                                                                             ------------------------
                                                                               For the      For the
                                                                              Year Ended   Year Ended
                                                                             December 31, December 31,
                                                                                 2003         2002
                                                                             ------------ ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $  (253,969) $  (183,050)
  Net realized (losses) gains from security transactions....................    (546,827)  (2,317,368)
  Change in net unrealized appreciation (deprecation) of investments........   6,906,117   (1,785,701)
                                                                             -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........   6,105,321   (4,286,119)
                                                                             -----------  -----------
From capital transactions:
  Net premiums..............................................................   3,776,996    4,096,075
  Redemptions...............................................................  (1,296,199)  (1,225,608)
                                                                             -----------  -----------
  Total net (redemptions) premiums..........................................   2,480,797    2,870,467
  Net Investment Division transfers.........................................   2,592,845    1,308,370
  Net other transfers.......................................................     (17,017)     (19,251)
                                                                             -----------  -----------
  Net (decrease) increase in net assets resulting from capital transactions.   5,056,625    4,159,586
                                                                             -----------  -----------
NET CHANGE IN NET ASSETS....................................................  11,161,946     (126,533)
NET ASSETS--BEGINNING OF PERIOD.............................................  15,933,407   16,059,940
                                                                             -----------  -----------
NET ASSETS--END OF PERIOD................................................... $27,095,353  $15,933,407
                                                                             ===========  ===========

                      See Notes to Financial Statements.

                                                          Harris Oakmark            Salomon Brothers
   MFS Investors Trust      MFS Research Managers          Focused Value        Strategic Bond Opportunities
   Investment Division       Investment Division        Investment Division        Investment Division
------------------------  ------------------------  --------------------------  ---------------------------
  For the      For the      For the      For the      For the       For the       For the        For the
 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended    Year Ended     Year Ended
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31,   December 31,
    2003         2002         2003         2002         2003          2002          2003           2002
------------ ------------ ------------ ------------ ------------  ------------  ------------   ------------
$   (92,750) $   (46,416)  $  (14,724)  $  (23,162) $ (2,023,189) $ (1,331,701) $   216,008    $   940,225
   (290,848)    (359,047)    (103,014)    (222,160)      (77,220)   (1,820,374)     671,005         59,911
  2,134,283     (951,022)     756,389     (413,525)   52,892,513   (14,656,939)   4,251,747        712,043
-----------  -----------   ----------   ----------  ------------  ------------  -----------    -----------
  1,750,685   (1,356,485)     638,651     (658,847)   50,792,104   (17,809,014)   5,138,760      1,712,179
-----------  -----------   ----------   ----------  ------------  ------------  -----------    -----------
  2,317,523    2,818,772      644,736      989,248    35,437,155    45,776,502   20,293,941      9,357,545
   (600,405)    (429,424)    (183,644)    (163,199)  (12,600,981)  (10,153,825)  (4,053,825)    (1,646,534)
-----------  -----------   ----------   ----------  ------------  ------------  -----------    -----------
  1,717,118    2,389,348      461,092      826,049    22,836,174    35,622,677   16,240,116      7,711,011
  1,832,801    1,521,544      224,134      940,646    24,968,029    49,368,108   32,081,138     12,008,736
       (971)      (2,652)          61     (120,721)       (5,734)       19,954          344         34,339
-----------  -----------   ----------   ----------  ------------  ------------  -----------    -----------
  3,548,948    3,908,240      685,287    1,645,974    47,798,469    85,010,739   48,321,598     19,754,086
-----------  -----------   ----------   ----------  ------------  ------------  -----------    -----------
  5,299,633    2,551,755    1,323,938      987,127    98,590,573    67,201,725   53,460,358     21,466,265
  6,718,652    4,166,897    2,451,502    1,464,375   145,221,494    78,019,769   29,511,785      8,045,520
-----------  -----------   ----------   ----------  ------------  ------------  -----------    -----------
$12,018,285  $ 6,718,652   $3,775,440   $2,451,502  $243,812,067  $145,221,494  $82,972,143    $29,511,785
===========  ===========   ==========   ==========  ============  ============  ===========    ===========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Salomon Brothers
                                                                                  U.S. Government         FI Structured Equity
                                                                                Investment Division       Investment Division
                                                                             ------------------------  -------------------------
                                                                                                                       For the
                                                                               For the      For the      For the    Period May 1,
                                                                              Year Ended   Year Ended   Year Ended     2002 to
                                                                             December 31, December 31, December 31, December 31,
                                                                                 2003         2002         2003         2002
                                                                             ------------ ------------ ------------ -------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $   411,932  $ 1,261,680   $  (40,094)  $   (2,404)
  Net realized (losses) gains from security transactions....................     667,666      163,311       51,906      (17,138)
  Change in net unrealized appreciation (deprecation) of investments........  (1,037,454)   1,598,086    1,239,505           61
                                                                             -----------  -----------   ----------   ----------
  Net increase (decrease) in net assets resulting from operations...........      42,144    3,023,077    1,251,317      (19,481)
                                                                             -----------  -----------   ----------   ----------
From capital transactions:
  Net premiums..............................................................  26,073,605   26,611,616    2,611,498      378,551
  Redemptions...............................................................  (9,094,369)  (4,736,316)    (165,567)      (6,784)
                                                                             -----------  -----------   ----------   ----------
  Total net (redemptions) premiums..........................................  16,979,236   21,875,300    2,445,931      371,767
  Net Investment Division transfers.........................................  (8,158,078)  47,121,418    5,125,509      719,489
  Net other transfers.......................................................     (20,274)     (11,933)         929         (180)
                                                                             -----------  -----------   ----------   ----------
  Net (decrease) increase in net assets resulting from capital transactions.   8,800,884   68,984,785    7,572,369    1,091,076
                                                                             -----------  -----------   ----------   ----------
NET CHANGE IN NET ASSETS....................................................   8,843,028   72,007,862    8,823,686    1,071,595
NET ASSETS--BEGINNING OF PERIOD.............................................  90,530,462   18,522,600    1,071,595           --
                                                                             -----------  -----------   ----------   ----------
NET ASSETS--END OF PERIOD................................................... $99,373,490  $90,530,462   $9,895,281   $1,071,595
                                                                             ===========  ===========   ==========   ==========

                      See Notes to Financial Statements.

            FI                         MFS                    Alger                Fidelity
  Mid Cap Opportunities           Total Return            Equity Growth          Money Market
   Investment Division         Investment Division     Investment Division    Investment Division
-------------------------  --------------------------  ------------------- ------------------------
                For the                 For the Period
  For the    Period May 1,   For the    July 12, 2002        For the         For the      For the
 Year Ended     2002 to     Year Ended        to           Year Ended       Year Ended   Year Ended
December 31, December 31,  December 31,  December 31,     December 31,     December 31, December 31,
    2003         2002          2003          2002             2003             2003         2002
------------ ------------- ------------ -------------- ------------------- ------------ ------------
$   195,041   $  (10,413)    $ (1,081)       $ --            $  (205)      $    14,960  $    77,810
    299,370     (113,293)       2,984          --                554                --           --
  3,645,577       33,545       27,384          --              5,679                --           --
-----------   ----------     --------        ----            -------       -----------  -----------
  4,139,988      (90,161)      29,287          --              6,028            14,960       77,810
-----------   ----------     --------        ----            -------       -----------  -----------
  6,469,252      991,362      374,318          69             82,190         1,739,899    2,227,625
   (369,043)     (83,795)         (37)         --                (18)       (4,233,798)  (4,742,095)
-----------   ----------     --------        ----            -------       -----------  -----------
  6,100,209      907,567      374,281          69             82,172        (2,493,899)  (2,514,470)
 12,287,948    1,856,364       10,023          (1)               568           388,542   (1,736,104)
     (1,527)        (879)          (9)         --                 (1)             (414)      (1,086)
-----------   ----------     --------        ----            -------       -----------  -----------
 18,386,630    2,763,052      384,295          68             82,739        (2,105,771)  (4,251,660)
-----------   ----------     --------        ----            -------       -----------  -----------
 22,526,618    2,672,891      413,582          68             88,767        (2,090,811)  (4,173,850)
  2,672,891           --           68          --                 --        11,063,485   15,237,335
-----------   ----------     --------        ----            -------       -----------  -----------
$25,199,509   $2,672,891     $413,650        $ 68            $88,767       $ 8,972,674  $11,063,485
===========   ==========     ========        ====            =======       ===========  ===========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Fidelity Equity-Income
                                                                                 Investment Division
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                             December 31,  December 31,
                                                                                 2003          2002
                                                                             ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $    826,053  $  3,833,493
  Net realized (losses) gains from security transactions....................       40,898       763,466
  Change in net unrealized appreciation (deprecation) of investments........   29,506,277   (28,590,772)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   30,373,228   (23,993,813)
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   11,336,010    26,832,203
  Redemptions...............................................................  (10,534,193)  (21,292,137)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................      801,817     5,540,066
  Net Investment Division transfers.........................................   (3,976,916)   (7,685,496)
  Net other transfers.......................................................      (16,398)     (243,007)
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.   (3,191,497)   (2,388,437)
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   27,181,731   (26,382,250)
NET ASSETS--BEGINNING OF PERIOD.............................................  107,048,117   133,430,367
                                                                             ------------  ------------
NET ASSETS--END OF PERIOD................................................... $134,229,848  $107,048,117
                                                                             ============  ============

                                                                                   Fidelity Growth
                                                                                 Investment Division
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                             December 31,  December 31,
                                                                                 2003          2002
                                                                             ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (1,110,059) $ (1,063,480)
  Net realized (losses) gains from security transactions....................     (239,874)     (118,628)
  Change in net unrealized appreciation (deprecation) of investments........   40,777,455   (57,511,100)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   39,427,522   (58,693,208)
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   13,982,063    36,628,253
  Redemptions...............................................................  (10,425,047)  (26,325,330)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................    3,557,016    10,302,923
  Net Investment Division transfers.........................................   (4,173,438)  (13,952,990)
  Net other transfers.......................................................      (31,505)     (724,277)
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.     (647,927)   (4,374,344)
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   38,779,595   (63,067,552)
NET ASSETS--BEGINNING OF PERIOD.............................................  126,972,358   190,039,910
                                                                             ------------  ------------
NET ASSETS--END OF PERIOD................................................... $165,751,953  $126,972,358
                                                                             ============  ============

                      See Notes to Financial Statements.

                             Fidelity Investment
    Fidelity Overseas            Grade Bond           Fidelity Asset Manager    Calvert Social Balanced
   Investment Division       Investment Division       Investment Division        Investment Division
------------------------  ------------------------  -------------------------  ------------------------
  For the      For the      For the      For the      For the      For the       For the      For the
 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,  December 31, December 31,
    2003         2002         2003         2002         2003         2002          2003         2002
------------ ------------ ------------ ------------ ------------ ------------  ------------ ------------
$   (61,547) $   (35,409) $   974,774  $   448,123  $ 1,154,421  $  1,461,744  $   374,269  $   734,153
   (538,173)     247,005      524,941      298,157     (633,245)     (875,165)    (232,476)    (357,440)
  8,504,328   (5,101,215)    (556,229)     959,591    6,988,848    (5,683,887)   7,864,886   (7,333,126)
-----------  -----------  -----------  -----------  -----------  ------------  -----------  -----------
  7,904,608   (4,889,619)     943,486    1,705,871    7,510,024    (5,097,308)   8,006,679   (6,956,413)
-----------  -----------  -----------  -----------  -----------  ------------  -----------  -----------
  2,566,358    6,481,400    3,946,431    8,330,403    5,507,342    11,658,288    5,210,237    9,488,386
 (2,032,277)  (4,381,451)  (2,279,492)  (5,340,250)  (3,868,148)  (10,127,182)  (3,307,817)  (6,243,133)
-----------  -----------  -----------  -----------  -----------  ------------  -----------  -----------
    534,081    2,099,949    1,666,939    2,990,153    1,639,194     1,531,106    1,902,420    3,245,253
   (595,043)  (2,825,268)  (1,783,102)   1,455,562   (2,113,757)   (3,159,932)  (1,169,380)  (3,412,895)
     18,920      385,220           71      (12,433)         985       (81,251)      13,288      (95,334)
-----------  -----------  -----------  -----------  -----------  ------------  -----------  -----------
    (42,042)    (340,099)    (116,092)   4,433,282     (473,578)   (1,710,077)     746,328     (262,976)
-----------  -----------  -----------  -----------  -----------  ------------  -----------  -----------
  7,862,566   (5,229,718)     827,394    6,139,153    7,036,446    (6,807,385)   8,753,007   (7,219,389)
 19,411,860   24,641,578   22,209,564   16,070,411   45,665,325    52,472,710   44,583,585   51,802,974
-----------  -----------  -----------  -----------  -----------  ------------  -----------  -----------
$27,274,426  $19,411,860  $23,036,958  $22,209,564  $52,701,771  $ 45,665,325  $53,336,592  $44,583,585
===========  ===========  ===========  ===========  ===========  ============  ===========  ===========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  Calvert Social              Lord Abbett
                                                                                  Mid Cap Growth             Bond Debenture
                                                                                Investment Division       Investment Division
                                                                             ------------------------  -------------------------
                                                                               For the      For the      For the      For the
                                                                              Year Ended   Year Ended   Year Ended   Year Ended
                                                                             December 31, December 31, December 31, December 31,
                                                                                 2003         2002         2003         2002
                                                                             ------------ ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $  (110,083) $   (97,250) $   576,805  $  5,971,376
  Net realized (losses) gains from security transactions....................    (611,500)    (994,226)   1,610,670   (14,253,624)
  Change in net unrealized appreciation (deprecation) of investments........   3,517,203   (2,556,138)   9,782,763     8,175,221
                                                                             -----------  -----------  -----------  ------------
  Net increase (decrease) in net assets resulting from operations...........   2,795,620   (3,647,614)  11,970,238      (107,027)
                                                                             -----------  -----------  -----------  ------------
From capital transactions:
  Net premiums..............................................................   1,538,762    4,282,754   13,237,392     7,860,124
  Redemptions...............................................................    (793,975)  (2,749,441)  (6,566,042)   (6,054,118)
                                                                             -----------  -----------  -----------  ------------
  Total net (redemptions) premiums..........................................     744,787    1,533,313    6,671,350     1,806,006
  Net Investment Division transfers.........................................     (71,392)  (1,252,159)  18,322,774    (3,407,244)
  Net other transfers.......................................................     (66,604)      (2,721)     (22,552)      (70,984)
                                                                             -----------  -----------  -----------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.     606,791      278,433   24,971,572    (1,672,222)
                                                                             -----------  -----------  -----------  ------------
NET CHANGE IN NET ASSETS....................................................   3,402,411   (3,369,181)  36,941,810    (1,779,249)
NET ASSETS--BEGINNING OF PERIOD.............................................   8,957,889   12,327,070   57,316,343    59,095,592
                                                                             -----------  -----------  -----------  ------------
NET ASSETS--END OF PERIOD................................................... $12,360,300  $ 8,957,889  $94,258,153  $ 57,316,343
                                                                             ===========  ===========  ===========  ============

                      See Notes to Financial Statements.

           MFS                  T. Rowe Price                  PIMCO                      PIMCO
 Research International        Mid Cap Growth              Total Return                 Innovation
   Investment Division       Investment Division        Investment Division        Investment Division
------------------------  ------------------------  --------------------------  -------------------------
  For the      For the      For the      For the      For the       For the       For the      For the
 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,
    2003         2002         2003         2002         2003          2002          2003         2002
------------ ------------ ------------ ------------ ------------  ------------  ------------ ------------
$   (37,530)  $  (60,103) $  (268,651) $   (85,276) $  1,933,752  $   (923,205) $  (356,370) $   (168,001)
    (71,037)      22,886   (2,389,442)  (2,005,974)    3,222,942       451,129    2,605,543    (8,862,942)
  3,785,878     (735,047)   8,997,590   (6,237,774)      187,051     7,040,652    8,078,426    (2,079,595)
-----------   ----------  -----------  -----------  ------------  ------------  -----------  ------------
  3,677,311     (772,264)   6,339,497   (8,329,024)    5,343,745     6,568,576   10,327,599   (11,110,538)
-----------   ----------  -----------  -----------  ------------  ------------  -----------  ------------
  3,714,816    2,885,243    5,708,798    6,655,945    57,552,025    42,097,180    7,675,833     4,121,129
   (585,162)    (280,314)  (1,701,061)  (1,005,157)  (15,443,761)   (5,822,340)  (2,379,053)   (1,006,835)
-----------   ----------  -----------  -----------  ------------  ------------  -----------  ------------
  3,129,654    2,604,929    4,007,737    5,650,788    42,108,264    36,274,840    5,296,780     3,114,294
  2,351,010    2,892,536   10,877,799    3,186,086    31,990,246    65,212,134   26,614,202     4,297,192
      4,997        1,407       (5,074)       4,791       (25,407)      (40,066)     (14,148)       (4,822)
-----------   ----------  -----------  -----------  ------------  ------------  -----------  ------------
  5,485,661    5,498,872   14,880,462    8,841,665    74,073,103   101,446,908   31,896,834     7,406,664
-----------   ----------  -----------  -----------  ------------  ------------  -----------  ------------
  9,162,972    4,726,608   21,219,959      512,641    79,416,848   108,015,484   42,224,433    (3,703,874)
  8,338,351    3,611,743   13,645,467   13,132,826   137,802,804    29,787,320   11,592,649    15,296,523
-----------   ----------  -----------  -----------  ------------  ------------  -----------  ------------
$17,501,323   $8,338,351  $34,865,426  $13,645,467  $217,219,652  $137,802,804  $53,817,082  $ 11,592,649
===========   ==========  ===========  ===========  ============  ============  ===========  ============

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      Met/AIM
                                                                                Mid Cap Core Equity
                                                                                Investment Division
                                                                             -------------------------
                                                                                             For the
                                                                               For the    Period May 1,
                                                                              Year Ended     2002 to
                                                                             December 31, December 31,
                                                                                 2003         2002
                                                                             ------------ -------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $    23,703   $  (15,789)
  Net realized (losses) gains from security transactions....................       1,314     (214,427)
  Change in net unrealized appreciation (deprecation) of investments........   2,455,443      (61,389)
                                                                             -----------   ----------
  Net increase (decrease) in net assets resulting from operations...........   2,480,460     (291,605)
                                                                             -----------   ----------
From capital transactions:
  Net premiums..............................................................   4,591,545    1,431,405
  Redemptions...............................................................    (531,328)    (134,737)
                                                                             -----------   ----------
  Total net (redemptions) premiums..........................................   4,060,217    1,296,668
  Net Investment Division transfers.........................................   8,864,064    3,407,582
  Net other transfers.......................................................       1,371          102
                                                                             -----------   ----------
  Net (decrease) increase in net assets resulting from capital transactions.  12,925,652    4,704,352
                                                                             -----------   ----------
NET CHANGE IN NET ASSETS....................................................  15,406,112    4,412,747
NET ASSETS--BEGINNING OF PERIOD.............................................   4,412,747           --
                                                                             -----------   ----------
NET ASSETS--END OF PERIOD................................................... $19,818,859   $4,412,747
                                                                             ===========   ==========

                                                                                      Met/AIM
                                                                                  Small Cap Growth
                                                                                Investment Division
                                                                             -------------------------
                                                                                             For the
                                                                               For the    Period May 1,
                                                                              Year Ended     2002 to
                                                                             December 31, December 31,
                                                                                 2003         2002
                                                                             ------------ -------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income..............................................  $  (64,600)  $   (6,804)
  Net realized (losses) gains from security transactions....................     510,867     (142,271)
  Change in net unrealized appreciation (deprecation) of investments........   1,186,456      (39,983)
                                                                              ----------   ----------
  Net increase (decrease) in net assets resulting from operations...........   1,632,723     (189,058)
                                                                              ----------   ----------
From capital transactions:
  Net premiums..............................................................   2,291,942      735,136
  Redemptions...............................................................    (161,941)     (20,635)
                                                                              ----------   ----------
  Total net (redemptions) premiums..........................................   2,130,001      714,501
  Net Investment Division transfers.........................................   3,086,654    1,239,643
  Net other transfers.......................................................      (1,060)       4,482
                                                                              ----------   ----------
  Net (decrease) increase in net assets resulting from capital transactions.   5,215,595    1,958,626
                                                                              ----------   ----------
NET CHANGE IN NET ASSETS....................................................   6,848,318    1,769,568
NET ASSETS--BEGINNING OF PERIOD.............................................   1,769,568           --
                                                                              ----------   ----------
NET ASSETS--END OF PERIOD...................................................  $8,617,886   $1,769,568
                                                                              ==========   ==========

                      See Notes to Financial Statements.

                                                                                     Third Avenue
                                                                                      Small Cap
                                      Oppenheimer                                       Value
Harris Oakmark International     Capital Appreciation       Janus Aggressive Growth   Investment
    Investment Division           Investment Division         Investment Division      Division
--------------------------   ----------------------------  ------------------------  ------------
  For the     For the Period   For the     For the Period    For the      For the      For the
 Year Ended   May 1, 2002 to  Year Ended  July 12, 2002 to  Year Ended   Year Ended   Year Ended
  December     December 31,  December 31,   December 31,   December 31, December 31, December 31,
  31, 2003         2002          2003           2002           2003         2002         2003
-----------   -------------- ------------ ---------------- ------------ ------------ ------------
$    85,893      $ (1,945)     $   (445)       $   (1)     $  (162,669) $  (116,512)   $    394
    601,855       (35,493)          264            --       (1,367,702)  (1,882,958)        271
  1,244,098        (2,285)        9,772          (125)       4,832,795   (1,738,189)     24,995
-----------      --------      --------        ------      -----------  -----------    --------
  1,931,846       (39,723)        9,591          (126)       3,302,424   (3,737,659)     25,660
-----------      --------      --------        ------      -----------  -----------    --------
  3,444,807       498,830        76,864         3,047        3,153,901    4,468,356     109,043
   (228,671)       (8,807)           --            --         (871,415)    (649,094)        (33)
-----------      --------      --------        ------      -----------  -----------    --------
  3,216,136       490,023        76,864         3,047        2,282,486    3,819,262     109,010
  7,983,434       349,381        11,607           229        1,153,491    1,534,438        (528)
    105,741        (5,237)           --            --            2,374      (17,000)          1
-----------      --------      --------        ------      -----------  -----------    --------
 11,305,311       834,167        88,471         3,276        3,438,351    5,336,700     108,483
-----------      --------      --------        ------      -----------  -----------    --------
 13,237,157       794,444        98,062         3,150        6,740,775    1,599,041     134,143
    794,444            --         3,150            --        9,978,351    8,379,310          --
-----------      --------      --------        ------      -----------  -----------    --------
$14,031,601      $794,444      $101,212        $3,150      $16,719,126  $ 9,978,351    $134,143
===========      ========      ========        ======      ===========  ===========    ========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                American Funds Growth
                                                                                 Investment Division
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                             December 31,  December 31,
                                                                                 2003          2002
                                                                             ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (2,105,512) $   (942,527)
  Net realized (losses) gains from security transactions....................     (481,808)   (3,452,758)
  Change in net unrealized appreciation (deprecation) of investments........   56,619,604   (18,976,831)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   54,032,284   (23,372,116)
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   62,473,985    42,684,747
  Redemptions...............................................................  (10,847,583)   (4,824,809)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................   51,626,402    37,859,938
  Net Investment Division transfers.........................................   88,742,018    43,381,213
  Net other transfers.......................................................       (8,527)       70,992
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.  140,359,893    81,312,143
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................  194,392,177    57,940,027
NET ASSETS--BEGINNING OF PERIOD.............................................  104,487,140    46,547,113
                                                                             ------------  ------------
NET ASSETS--END OF PERIOD................................................... $298,879,317  $104,487,140
                                                                             ============  ============

                                                                                   American Funds
                                                                                    Growth-Income
                                                                                 Investment Division
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                             December 31,  December 31,
                                                                                 2003          2002
                                                                             ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $     68,907  $    124,410
  Net realized (losses) gains from security transactions....................     (602,656)   (1,338,173)
  Change in net unrealized appreciation (deprecation) of investments........   49,903,623   (16,039,489)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   49,369,874   (17,253,252)
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   62,279,829    43,119,386
  Redemptions...............................................................  (10,590,127)   (4,734,047)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................   51,689,702    38,385,339
  Net Investment Division transfers.........................................   81,102,577    46,482,099
  Net other transfers.......................................................      (50,629)       68,773
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.  132,741,650    84,936,211
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................  182,111,524    67,682,959
NET ASSETS--BEGINNING OF PERIOD.............................................  103,900,891    36,217,932
                                                                             ------------  ------------
NET ASSETS--END OF PERIOD................................................... $286,012,415  $103,900,891
                                                                             ============  ============

                      See Notes to Financial Statements.

                                American Funds
                               Global Small Cap
                              Investment Division
                           ------------------------
                             For the      For the
                            Year Ended   Year Ended
                           December 31, December 31,
                               2003         2002
                           ------------ ------------
                           $  (271,098) $   (67,951)
                              (226,352)     198,118
                            14,578,048   (4,288,626)
                           -----------  -----------
                            14,080,598   (4,158,459)
                           -----------  -----------
                            12,365,849    9,135,021
                            (1,965,484)    (954,950)
                           -----------  -----------
                            10,400,365    8,180,071
                            22,703,663    7,184,816
                                25,595       (1,458)
                           -----------  -----------
                            33,129,623   15,363,429
                           -----------  -----------
                            47,210,221   11,204,970
                            18,827,591    7,622,621
                           -----------  -----------
                           $66,037,812  $18,827,591
                           ===========  ===========

                    Metropolitan Life Separate Account E of
                      Metropolitan Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2003

1.  BUSINESS

   Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on September 27, 1983 to support Metropolitan Life's operations with respect to certain variable annuity contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on April 6, 1984 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of fifty-seven investment divisions that support various Contracts (VestMet, Preference Plus Account, Preference Plus Select, Enhanced Preference Plus Account, Financial Freedom Account, MetLife Asset Builder, MetLife Income Security Plan, MetLife Settlement Plus, and MetLife Financial Freedom Select).

   The Separate Account is divided into investment divisions. When the contractholder allocates or transfers money to an investment division, the investment division purchases shares of a portfolio, series or fund (with the same name) within the Metropolitan Fund, Fidelity VIP Funds, Calvert Fund, Met Investors Fund or the American Funds (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

   The table below represents the investment divisions within the Separate
Account:
      State Street Research Investment Trust Investment Division
      Variable B Investment Division (c)
      Variable C Investment Division (c)
      Variable D Investment Division (c)
      State Street Research Diversified Investment Division
      State Street Research Aggressive Growth Investment Division
      MetLife Stock Index Investment Division
      FI International Stock Investment Division
      Janus Mid Cap Investment Division
      T. Rowe Price Small Cap Growth Investment Division
      Scudder Global Equity Investment Division
      Harris Oakmark Large Cap Value Investment Division
      Neuberger Berman Partners Mid Cap Value Investment Division
      T. Rowe Price Large Cap Growth Investment Division
      Lehman Brothers Aggregate Bond Index Investment Division
      Morgan Stanley EAFE Index Investment Division
      Russell 2000 Index Investment Division
      Met/Putnam Voyager Investment Division
      State Street Research Aurora Investment Division
      MetLife Mid Cap Stock Index Investment Division
      Franklin Templeton Small Cap Growth Investment Division
      State Street Research Large Cap Value Investment Division (a)
      State Street Research Bond Income Investment Division
      State Street Research Money Market Investment Division
      Davis Venture Value Investment Division
      Loomis Sayles Small Cap Investment Division
      MFS Investors Trust Investment Division
      MFS Research Managers Investment Division
      Harris Oakmark Focused Value Investment Division
      Salomon Brothers Strategic Bond Opportunities Investment Division Salomon Brothers U.S. Government Investment Division
      FI Structured Equity Investment Division (a)
      FI Mid Cap Opportunities Investment Division (a)
      MFS Total Return Investment Division (b)
      Alger Equity Growth Investment Division (b)
      Fidelity Money Market Investment Division
      Fidelity Equity-Income Investment Division
      Fidelity Growth Investment Division
      Fidelity Overseas Investment Division
      Fidelity Investment Grade Bond Investment Division
      Fidelity Asset Manager Investment Division
      Calvert Social Balanced Investment Division
      Calvert Social Mid Cap Growth Investment Division
      Lord Abbett Bond Debenture Investment Division
      MFS Research International Investment Division
      T. Rowe Price Mid Cap Growth Investment Division
      PIMCO Total Return Investment Division
      PIMCO Innovation Investment Division
      Met/AIM Mid Cap Core Equity Investment Division (a)
      Met/AIM Small Cap Growth Investment Division (a)
      Harris Oakmark International Investment Division (a)
      Oppenheimer Capital Appreciation Investment Division (b)
      Janus Aggressive Growth Investment Division
      Third Avenue Small Cap Value Investment Division (b)
      American Funds Growth Investment Division
      American Funds Growth-Income Investment Division
      American Funds Global Small Cap Investment Division

   (a) On May 1 2002, operations commenced for the six new investment divisions added to the Separate Account on that date: State Street Research Large Cap Value Investment Division, FI Structured Equity Investment Divisions, FI Mid Cap Opportunities Investment Division, Met/AIM Mid Cap Core Equity Investment Division, Met/AIM Small Cap Growth Investment Division, and Harris Oakmark International Investment Division (formerly State Street Research Concentrated International Investment Division.)

   (b) On July 12, 2002, operations commenced for the four new investment divisions added to the Separate Account on that date: MFS Total Return Investment Division, Alger Equity Growth Investment Division, Oppenheimer Capital Appreciation Investment Division and Third Avenue Small Cap Value Investment Division. However, there was no activity in the Alger Equity Growth Investment Division until fiscal year 2003.

   (c) Variable B Investment Division, Variable C Investment Division and Variable D Investment Division have contracts that only invest in the State Street Research Investment Portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments in the Funds are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

    D. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United State of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    E. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation or Annuity Units as of the end of the valuation period in which received, as provided in the prospectus. In the case of certain contracts, Metropolitan Life deducts a sales load and a state premium tax charge from purchase payments before amounts are allocated to the Separate Account.

3.  EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the net assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the net assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates .75% is for general administrative expenses for VestMet contracts and 0.50% is for Preference Plus contracts and .75% is for the mortality and expense risk on both contracts. However, for the Enhanced Preference Plus Account, Preference Plus Account for Enhanced contracts and Financial Freedom Account contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk. The Variable B Investment Division, Variable C Investment Division and Variable D Investment Division contracts are charged for administrative expenses, mortality and expense risk according to the charge under their respective contracts. The Separate Account charges for Preference Plus Select contracts, except for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Cap Investment Divisions, with the basic death benefit are as follows: 1.25% for the B class; 1.50% for the L class; 1.65% for the C class; and 1.70% for the first seven years of the Bonus class (after which this reverts to the B class charge). There are additional Separate Account charges associated with available optional riders. These are as follows: 0.20% for the Annual Step-Up Death Benefit; 0.35% for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; and 0.25% for the Earnings Preservation Benefit. The charge for the Guaranteed Minimum Income Benefit is 0.50% (0.45% if purchased with an optional death benefit) of the guaranteed "income base" as defined in the contract. The Separate Account Charge for the Preference Plus Select Contracts with the basic death benefit for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Cap Investment Divisions are as follows: 1.40% for the B Class; 1.65% for the L class; 1.80% for the C class and 1.85% for the first seven years of the Bonus class (after which this reverts to the B class charge). For MetLife Settlement Plus and MetLife Income Security Plan contracts, the charge is equivalent to an effective annual rate of 1.25% of the average daily value of the assets for these contracts. The Separate Account charge for the MetLife Financial Freedom Select contracts with the standard death benefit, except for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Cap Investment Divisions, are as follows: 1.15% for the B class; 1.30% for the L class; 1.45% for the C class; 0.50% for the E class; and 0.95% for the E Bonus Class. The Separate Account Charge for the MetLife Financial Freedom Select contracts with the standard death benefit for the American Funds Growth-Income, American Funds Growth, and American Funds Global Small Cap Investment Divisions, are as follows: 1.40% for the B class; 1.55% for the L class; 1.70% for the C class; 0.75% for the E class; and 1.20% for the E Bonus class. The additional Separate Account charge associated with the available optional Annual Step-Up Death Benefit is 0.10%. The charge for the Guaranteed Minimum Income Benefit is 0.35% of the guaranteed "income base" as defined in the contract. The charge for MetLife Asset Builder is a minimum of 0.45% but can not be greater than 0.95% during the pay in phase and 1.25% during the pay-out phase.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                                  Purchases    Sales
                                                                  ---------- ----------
                                                                     (In thousands)
State Street Research Investment Trust Investment Division....... $   36,902 $  126,281
Variable B Investment Division...................................        378      4,690
Variable C Investment Division...................................         11        342
Variable D Investment Division...................................          0          0
State Street Research Diversified Investment Division............     93,974    159,389
State Street Research Aggressive Growth Investment Division......     27,585     59,100
MetLife Stock Index Investment Division..........................    248,242    227,621
FI International Stock Investment Division.......................     25,153     31,979
Janus Mid Cap Investment Division................................     16,648     65,269
T. Rowe Price Small Cap Growth Investment Division...............     25,323     23,237
Scudder Global Equity Investment Division........................     12,527     12,835
Harris Oakmark Large Cap Value Investment Division...............     53,473     22,395
Neuberger Berman Partners Mid Cap Value Investment Division......     35,659     17,903
T. Rowe Price Large Cap Growth Investment Division...............     28,671     17,115
Lehman Brothers Aggregate Bond Index Investment Division.........    150,398     49,273
Morgan Stanley EAFE Index Investment Division....................     70,427     31,944
Russell 2000 Index Investment Division...........................     61,537     26,319
Met/Putnam Voyager Investment Division...........................      9,376      5,732
State Street Research Aurora Investment Division.................     78,864     28,785
MetLife Mid Cap Stock Index Investment Division..................     55,472     12,857
Franklin Templeton Small Cap Growth Investment Division..........     19,369      8,780
State Street Research Large Cap Value Investment Division........     16,014      2,267
State Street Research Bond Income Investment Division............     58,667     74,776
State Street Research Money Market Investment Division...........     13,129      7,944
Davis Venture Value Investment Division..........................     28,488      5,334
Loomis Sayles Small Cap Investment Division......................     11,446      6,639
MFS Investors Trust Investment Division..........................      5,289      1,828
MFS Research Managers Investment Division........................      3,329      2,657
Harris Oakmark Focused Value Investment Division.................     61,384     15,549
Salomon Brothers Strategic Bond Opportunities Investment Division     59,662     11,085
Salomon Brothers U.S. Government Investment Division.............     56,267     47,024
FI Structured Equity Investment Division.........................      8,315        777
FI Mid Cap Opportunities Investment Division.....................     20,254      1,658
MFS Total Return Investment Division.............................        421         37
Alger Equity Growth Investment Division..........................         85          2
Fidelity Money Market Investment Division........................      6,716      8,814
Fidelity Equity-Income Investment Division.......................      7,569      9,934
Fidelity Growth Investment Division..............................      7,265      9,023
Fidelity Overseas Investment Division............................      2,328      2,432
Fidelity Investment Grade Bond Investment Division...............      5,587      4,728
Fidelity Asset Manager Investment Division.......................      5,099      4,419
Calvert Social Balanced Investment Division......................      4,692      3,571
Calvert Social Mid Cap Growth Investment Division................      1,857      1,361
Lord Abbett Bond Debenture Investment Division...................     44,739     19,166
MFS Research International Investment Division...................      7,593      2,138
T. Rowe Price Mid Cap Growth Investment Division.................     19,680      5,057
PIMCO Total Return Investment Division...........................    109,644     33,552
PIMCO Innovation Investment Division.............................     58,875     27,316
Met/AIM Mid Cap Core Equity Investment Division..................     14,224      1,264
Met/AIM Small Cap Growth Investment Division.....................     10,046      4,890
Harris Oakmark International Investment Division.................     20,814      9,441
Oppenheimer Capital Appreciation Investment Division.............         90          2
Janus Aggressive Growth Investment Division......................     17,756     14,477
Third Avenue Small Cap Value Investment Division.................        110          1
American Funds Growth Investment Division........................    143,097      4,718
American Funds Growth-Income Investment Division.................    137,678      4,743
American Funds Global Small Cap Investment Division..............     36,312      3,426
                                                                  ---------- ----------
Total............................................................ $2,054,510 $1,283,896
                                                                  ========== ==========

5.  CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the years ended December 31, 2003, 2002 and 2001 were as follows:


                                   State Street
                                     Research
                                 Investment Trust Variable B Variable C Variable D
                                    Investment    Investment Investment Investment
                                     Division      Division   Division   Division
                                 ---------------- ---------- ---------- ----------
(In Thousands)
Outstanding at December 31, 2002      49,890          314        11         10
Activity during 2003:
  Issued........................       3,728           --        --         --
  Redeemed......................      (7,486)         (32)       (1)        (3)
                                     -------         ----       ---         --
Outstanding at December 31, 2003      46,132          282        10          7
                                     =======         ====       ===         ==

Outstanding at December 31, 2001      59,681          508        24         --
Activity during 2002:
  Issued........................       5,080            1        --         14
  Redeemed......................     (14,871)        (195)      (13)        (4)
                                     -------         ----       ---         --
Outstanding at December 31, 2002      49,890          314        11         10
                                     =======         ====       ===         ==

Outstanding at December 31, 2000      66,973          374        19         --
Activity during 2001:
  Issued........................       6,835          306         8         --
  Redeemed......................     (14,127)        (172)       (3)        --
                                     -------         ----       ---         --
Outstanding at December 31, 2001      59,681          508        24         --
                                     =======         ====       ===         ==

             State Street
State Street   Research    MetLife        FI                  T. Rowe Price
  Research    Aggressive    Stock    International   Janus      Small Cap      Scudder    Harris Oakmark
Diversified     Growth      Index        Stock      Mid Cap      Growth     Global Equity Large Cap Value
 Investment   Investment  Investment  Investment   Investment  Investment    Investment     Investment
  Division     Division    Division    Division     Division    Division      Division       Division
------------ ------------ ---------- ------------- ---------- ------------- ------------- ---------------
   58,215       28,889      80,966       14,131      46,925       18,480       11,877         22,099
    4,493        4,005      15,793        3,143       6,433        4,852        1,945          8,733
   (8,985)      (5,301)    (15,815)      (3,541)     (9,785)      (4,548)      (2,069)        (5,646)
  -------       ------     -------      -------     -------      -------       ------         ------
   53,723       27,593      80,944       13,733      43,573       18,784       11,753         25,186
  =======       ======     =======      =======     =======      =======       ======         ======

   70,653       32,803      86,714       14,761      55,394       19,896       12,720         16,996
    5,373        3,975      26,012       36,939      16,874       34,420        2,831         14,637
  (17,811)      (7,889)    (31,760)     (37,569)    (25,343)     (35,836)      (3,674)        (9,534)
  -------       ------     -------      -------     -------      -------       ------         ------
   58,215       28,889      80,966       14,131      46,925       18,480       11,877         22,099
  =======       ======     =======      =======     =======      =======       ======         ======

   78,707       35,680      90,483       15,094      61,499       20,924       12,438          5,122
    7,708        5,786      25,207       83,744      24,018       25,897        3,259         19,069
  (15,763)      (8,663)    (28,975)     (84,078)    (30,123)     (26,924)      (2,978)        (7,195)
  -------       ------     -------      -------     -------      -------       ------         ------
   70,653       32,803      86,714       14,761      55,394       19,896       12,720         16,996
  =======       ======     =======      =======     =======      =======       ======         ======


                                    Neuberger    T. Rowe Price Lehman Brothers   Morgan
                                 Berman Partners   Large Cap      Aggregate     Stanley
                                  Mid Cap Value     Growth       Bond Index    EAFE Index
                                   Investment     Investment     Investment    Investment
                                    Division       Division       Division      Division
                                 --------------- ------------- --------------- ----------
(In Thousands)
Outstanding at December 31, 2002     10,131         11,767         23,589        14,678
Activity during 2003:
  Issued........................      3,888          4,620         14,857        10,410
  Redeemed......................     (2,718)        (3,408)        (7,961)       (5,568)
                                     ------         ------         ------        ------
Outstanding at December 31, 2003     11,301         12,979         30,485        19,520
                                     ======         ======         ======        ======

Outstanding at December 31, 2001      9,483         12,688         18,171        11,475
Activity during 2002:
  Issued........................      6,520          3,774         14,798        10,759
  Redeemed......................     (5,872)        (4,695)        (9,380)       (7,556)
                                     ------         ------         ------        ------
Outstanding at December 31, 2002     10,131         11,767         23,589        14,678
                                     ======         ======         ======        ======

Outstanding at December 31, 2000      7,840         12,984         11,437         8,353
Activity during 2001:
  Issued........................      7,769          5,100         13,646        12,943
  Redeemed......................     (6,126)        (5,396)        (6,913)       (9,821)
                                     ------         ------         ------        ------
Outstanding at December 31, 2001      9,483         12,688         18,171        11,475
                                     ======         ======         ======        ======

                                                                                             State Street
                      State Street MetLife Mid     Franklin      State Street   State Street   Research
 Russell   Met/Putnam   Research    Cap Stock     Templeton        Research       Research      Money
2000 Index  Voyager      Aurora       Index    Small Cap Growth Large Cap Value Bond Income     Market
Investment Investment  Investment  Investment     Investment      Investment     Investment   Investment
 Division   Division    Division    Division       Division        Division       Division     Division
---------- ---------- ------------ ----------- ---------------- --------------- ------------ ------------
  11,624      6,587      20,893      12,280          1,861             396         18,889         459
   7,750      3,429       9,918       7,785          3,299           1,909          2,724         471
  (4,657)    (2,372)     (6,138)     (3,424)        (1,872)           (433)        (4,201)       (229)
  ------     ------     -------      ------         ------           -----        -------        ----
  14,717      7,644      24,673      16,641          3,288           1,872         17,412         701
  ======     ======     =======      ======         ======           =====        =======        ====

  10,115      5,652      14,852       8,337            795              --         19,377         627
   6,326      5,027      17,018       8,108          3,188             779         25,028         602
  (4,817)    (4,092)    (10,977)     (4,165)        (2,122)           (383)       (25,516)       (770)
  ------     ------     -------      ------         ------           -----        -------        ----
  11,624      6,587      20,893      12,280          1,861             396         18,889         459
  ======     ======     =======      ======         ======           =====        =======        ====

   9,545      2,596       4,165       5,604             --              --         17,699         637
   4,258      5,175      17,050       6,239            932              --          6,415         151
  (3,687)    (2,120)     (6,363)     (3,505)          (137)             --         (4,737)       (161)
  ------     ------     -------      ------         ------           -----        -------        ----
  10,115      5,652      14,852       8,337            795              --         19,377         627
  ======     ======     =======      ======         ======           =====        =======        ====


                                     Davis     Loomis Sayles MFS Investors MFS Research
                                 Venture Value   Small Cap       Trust       Managers
                                  Investment    Investment    Investment    Investment
                                   Division      Division      Division      Division
                                 ------------- ------------- ------------- ------------
(In Thousands)
Outstanding at December 31, 2002     2,653           904         1,023          374
Activity during 2003:
  Issued........................     1,561           686           811          451
  Redeemed......................      (597)         (444)         (307)        (350)
                                     -----         -----         -----         ----
Outstanding at December 31, 2003     3,617         1,146         1,527          475
                                     =====         =====         =====         ====

Outstanding at December 31, 2001     2,153           702           499          166
Activity during 2002:
  Issued........................     1,359           759         1,097          498
  Redeemed......................      (859)         (557)         (573)        (290)
                                     -----         -----         -----         ----
Outstanding at December 31, 2002     2,653           904         1,023          374
                                     =====         =====         =====         ====

Outstanding at December 31, 2000       940           367            --           --
Activity during 2001:
  Issued........................     2,135           595           570          199
  Redeemed......................      (922)         (260)          (71)         (33)
                                     -----         -----         -----         ----
Outstanding at December 31, 2001     2,153           702           499          166
                                     =====         =====         =====         ====

   Harris      Salomon Brothers     Salomon        FI          FI          MFS       Alger     Fidelity
   Oakmark        Strategic      Brothers U.S. Structured    Mid Cap      Total     Equity-     Money
Focused Value Bond Opportunities  Government     Equity   Opportunities   Return     Growth     Market
 Investment       Investment      Investment   Investment  Investment   Investment Investment Investment
  Division         Division        Division     Division    Division     Division   Division   Division
------------- ------------------ ------------- ---------- ------------- ---------- ---------- ----------
    6,025            1,691           5,668         56           328        .002        --          746
    3,476            4,032           3,793        415         2,207          11         4          474
   (1,745)          (1,419)         (3,236)       (52)         (321)         --        --         (613)
   ------           ------          ------        ---         -----        ----        --      -------
    7,756            4,304           6,225        419         2,214          11         4          607
   ======           ======          ======        ===         =====        ====        ==      =======

    2,908              496           1,236         --            --          --        --        1,028
    5,912            2,162           6,786         67           528        .002        --       13,480
   (2,795)            (967)         (2,354)       (11)         (200)         --        --      (13,762)
   ------           ------          ------        ---         -----        ----        --      -------
    6,025            1,691           5,668         56           328        .002        --          746
   ======           ======          ======        ===         =====        ====        ==      =======

       --               --              --         --            --          --        --        1,091
    3,701              625           1,921         --            --          --        --       40,754
     (793)            (129)           (685)        --            --          --        --      (40,818)
   ------           ------          ------        ---         -----        ----        --      -------
    2,908              496           1,236         --            --          --        --        1,028
   ======           ======          ======        ===         =====        ====        ==      =======

                                    Fidelity                         Fidelity
                                    Equity-    Fidelity   Fidelity  Investment
                                     Income     Growth    Overseas  Grade Bond
                                   Investment Investment Investment Investment
                                    Division   Division   Division   Division
                                   ---------- ---------- ---------- ----------
  (In Thousands)
  Outstanding at December 31, 2002    3,628      4,626      1,400     1,040
  Activity during 2003:
    Issued........................      463        586        245       299
    Redeemed......................     (563)      (618)      (257)     (303)
                                     ------     ------    -------     -----
  Outstanding at December 31, 2003    3,528      4,594      1,388     1,036
                                     ======     ======    =======     =====

  Outstanding at December 31, 2001    3,720      4,794      1,398       822
  Activity during 2002:
    Issued........................    1,047      1,425      5,438       760
    Redeemed......................   (1,139)    (1,593)    (5,436)     (542)
                                     ------     ------    -------     -----
  Outstanding at December 31, 2002    3,628      4,626      1,400     1,040
                                     ======     ======    =======     =====

  Outstanding at December 31, 2000    3,437      4,642      1,430       603
  Activity during 2001:
    Issued........................      709        983     14,308       349
    Redeemed......................     (426)      (830)   (14,339)     (129)
                                     ------     ------    -------     -----
  Outstanding at December 31, 2001    3,720      4,794      1,398       822
                                     ======     ======    =======     =====

 Fidelity   Calvert      Calvert     Lord Abbett               T. Rowe Price
  Asset      Social   Social Mid Cap    Bond     MFS Research     Mid Cap       PIMCO       PIMCO
 Manager    Balanced      Growth      Debenture  International    Growth     Total Return Innovation
Investment Investment   Investment   Investment   Investment    Investment    Investment  Investment
 Division   Division     Division     Division     Division      Division      Division    Division
---------- ---------- -------------- ----------- ------------- ------------- ------------ ----------
  2,125      2,114          468         5,370        1,105         2,939        12,100       3,262
    286        315          117         4,462        1,038         4,363        11,927      17,191
   (308)      (283)         (89)       (2,327)        (351)       (1,732)       (5,481)    (10,330)
  -----      -----         ----        ------       ------        ------        ------     -------
  2,103      2,146          496         7,505        1,792         5,570        18,546      10,123
  =====      =====         ====        ======       ======        ======        ======     =======

  2,208      2,129          457         5,561          415         1,558         2,824       2,056
    629        505          260         7,730        1,771         3,078        13,449      10,731
   (712)      (520)        (249)       (7,921)      (1,081)       (1,697)       (4,173)     (9,525)
  -----      -----         ----        ------       ------        ------        ------     -------
  2,125      2,114          468         5,370        1,105         2,939        12,100       3,262
  =====      =====         ====        ======       ======        ======        ======     =======

  2,240      2,063          393         5,542           --            --            --          --
    275        346          156         2,709        1,020         1,919         3,617       5,264
   (307)      (280)         (91)       (2,690)        (605)         (361)         (793)     (3,208)
  -----      -----         ----        ------       ------        ------        ------     -------
  2,208      2,129          457         5,561          415         1,558         2,824       2,056
  =====      =====         ====        ======       ======        ======        ======     =======

                                   Met/Aim     Met/Aim                  Oppenheimer
                                 Mid Cap Core Small Cap  Harris Oakmark   Capital
                                    Equity      Growth   International  Appreciation
                                  Investment  Investment   Investment    Investment
                                   Division    Division     Division      Division
                                 ------------ ---------- -------------- ------------
(In Thousands)
Outstanding at December 31, 2002      454         208           90           .499
Activity during 2003:
  Issued........................    1,419       1,059        1,948             13
  Redeemed......................     (234)       (528)        (851)            --
                                    -----       -----        -----         ------
Outstanding at December 31, 2003    1,639         739        1,187             13
                                    =====       =====        =====         ======

Outstanding at December 31, 2001       --          --           --             --
Activity during 2002:
  Issued........................      577         593          156          1.407
  Redeemed......................     (123)       (385)         (66)        (0.908)
                                    -----       -----        -----         ------
Outstanding at December 31, 2002      454         208           90           .499
                                    =====       =====        =====         ======

Outstanding at December 31, 2000       --          --           --             --
Activity during 2001:
  Issued........................       --          --           --             --
  Redeemed......................       --          --           --             --
                                    -----       -----        -----         ------
Outstanding at December 31, 2001       --          --           --             --
                                    =====       =====        =====         ======

     Janus
   Aggressive  Third Avenue   American Funds American Funds  American Funds
     Growth   Small Cap Value     Growth     Growth-Income  Global Small Cap
   Investment   Investment      Investment     Investment      Investment
    Division     Division        Division       Division        Division
   ---------- --------------- -------------- -------------- ----------------
      1,877         --            1,194          1,478            1,733
      3,340         12            1,694          2,024            3,071
     (2,762)        --             (324)          (345)            (782)
     ------         --            -----          -----           ------
      2,455         12            2,564          3,157            4,022
     ======         ==            =====          =====           ======

      1,080         --              394            412              559
      2,129         --            1,131          1,468            2,217
     (1,332)        --             (331)          (402)          (1,043)
     ------         --            -----          -----           ------
      1,877         --            1,194          1,478            1,733
     ======         ==            =====          =====           ======

         --         --               --             --               --
      1,422         --              510            474              695
       (342)        --             (116)           (62)            (136)
     ------         --            -----          -----           ------
      1,080         --              394            412              559
     ======         ==            =====          =====           ======

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for each of the three years in the period ended December 31, 2003 or lesser time period if applicable.


                                                                        State Street
                                                                          Research
                                                                      Investment Trust Variable B Variable C Variable D
                                                                         Investment    Investment Investment Investment
                                                                          Division      Division   Division   Division
                                                                      ---------------- ---------- ---------- ----------
2003
Units (In Thousands).................................................           46,132      282         10          7
Unit Fair Value, Lowest to Highest (1)............................... $10.83 to $64.50  $133.49    $133.49    $158.94
Net Assets (In Thousands)............................................       $1,436,556  $42,740     $1,146        $31
Investment Income Ratio to Net Assets (2)............................            0.84%    0.86%      0.94%      0.83%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   0.95% to 2.30%    1.00%      1.00%         0%
Total Return, Lowest to Highest (1)(4)............................... 25.82% to 29.08%   28.06%     28.06%     29.34%
2002
Units (In Thousands).................................................           49,890      306          8         10
Unit Fair Value, Lowest to Highest (1)...............................  $8.39 to $49.99  $104.24    $104.24    $122.89
Net Assets (In Thousands)............................................       $1,196,194  $36,937     $1,171        $24
Investment Income Ratio to Net Assets (2)............................            0.57%    0.55%      0.54%      0.54%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   0.95% to 2.20%     1.0%         0%         0%
Total Return, Lowest to Highest (1)(4)...............................      -28% to -3%     -27%       -27%       -26%
2001
Units (In Thousands).................................................           59,681      500         21         --
Unit Fair Value, Lowest to Highest (1)............................... $30.49 to $68.31   142.17     142.17     165.93
Net Assets (In Thousands)............................................       $1,946,685  $58,101     $2,268        $32
Investment Income Ratio to Net Assets (2)............................           13.58%   13.69%     13.28%     13.57%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   0.95% to 1.80%     1.0%         0%         0%
Total Return, Lowest to Highest (1)(4)...............................             -18%     -18%       -18%       -17%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                   State Street
  State Street       Research                            FI                           T. Rowe Price
    Research        Aggressive        MetLife       International        Janus          Small Cap         Scudder
  Diversified         Growth        Stock Index         Stock           Mid Cap          Growth        Global Equity
   Investment       Investment      Investment       Investment        Investment      Investment       Investment
    Division         Division        Division         Division          Division        Division         Division
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          53,723           27,593           80,944           13,733           43,573           18,784           11,753
$10.97 to $40.55 $11.31 to $38.45 $10.82 to $38.22 $10.48 to $13.76 $11.28 to $15.14 $11.38 to $12.60 $11.21 to $13.49
      $1,521,355         $718,243       $2,724,569         $181,194         $647,160         $231,644         $155,402
           3.72%            0.00%            1.66%            0.67%            0.00%            0.00%            2.07%
  0.95% to 2.30%   0.95% to 2.30%   0.50% to 2.30%   0.95% to 2.30%   0.95% to 2.30%   0.95% to 2.30%   0.95% to 2.30%
17.67% to 19.44% 37.39% to 39.46% 25.08% to 27.23% 24.99% to 26.82% 31.50% to 33.33% 37.43% to 40.23% 27.40% to 29.30%
          58,215           28,889           80,996           14,131           46,925           18,480           11,877
 $9.19 to $33.95  $8.11 to $27.57  $8.52 to $29.70  $8.48 to $10.85  $8.46 to $11.36   $8.26 to $9.03  $8.67 to $10.44
      $1,375,722         $539,038       $2,148,998         $148,302         $524,361         $163,890         $121,961
           2.43%            0.00%            1.73%            0.90%            0.00%            0.00%            1.76%
  0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
     -16% to -8%     -30% to -19%       -24% to 0%     -19% to -14%     -31% to -15%       -28% to 2%     -18% to -13%
          70,653           32,803           86,714           14,761           55,394           19,896           12,720
$26.81 to $39.79 $25.42 to $39.05 $32.93 to $38.60 $10.69 to $13.28 $15.19 to $16.14 $12.25 to $12.43 $11.97 to $12.55
      $1,956,614         $867,274       $2,999,640         $190,565         $882,658         $243,648         $157,528
           9.92%           25.00%            1.20%            3.64%            0.00%            8.08%           11.56%
  0.95% to 1.80%   0.95% to 1.50%   0.95% to 1.80%   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.25%   0.95% to 1.80%
             -7%      -24% to 25%             -13%       -21% to 0%       -38% to 2%             -10%       -17% to 1%


                                                             Neuberger
                                                              Berman        T. Rowe Price   Lehman Brothers
                                         Harris Oakmark      Partners         Large Cap        Aggregate
                                         Large Cap Value   Mid Cap Value       Growth         Bond Index
                                           Investment       Investment       Investment       Investment
                                            Division         Division         Division         Division
                                         ---------------- ---------------- ---------------- ----------------
2003
Units (In Thousands)....................           25,186           11,301           12,979           30,485
Unit Fair Value, Lowest to Highest (1).. $10.74 to $12.45 $11.80 to $18.57 $10.71 to $11.56 $10.88 to $13.07
Net Assets (In Thousands)...............         $306,337         $206,461         $147,759         $389,701
Investment Income Ratio to Net Assets
 (2)....................................            0.00%            0.31%            0.11%            5.37%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest (1)(3).......   0.50% to 2.30%   0.95% to 2.30%   0.95% to 2.30%   0.50% to 2.30%
Total Return, Lowest to Highest (1)(4).. 22.49% to 24.32% 33.28% to 35.25% 27.61% to 29.63%   1.13% to 2.91%
2002
Units (In Thousands)....................           22,099           10,131           11,767           23,589
Unit Fair Value, Lowest to Highest (1)..   $8.64 to $9.95  $8.73 to $13.73   $8.64 to $8.92 $10.59 to $12.69
Net Assets (In Thousands)...............         $217,357         $137,491         $103,790         $295,467
Investment Income Ratio to Net Assets
 (2)....................................            3.47%            0.32%            0.28%            2.88%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest (1)(3).......   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
Total Return, Lowest to Highest (1)(4)..      -16% to -2%      -13% to -2%       -25% to 2%         4% to 9%
2001
Units (In Thousands)....................           16,996            9,483           12,688           18,171
Unit Fair Value, Lowest to Highest (1).. $11.26 to $11.70 $14.76 to $15.34 $11.29 to $11.73 $11.26 to $11.62
Net Assets (In Thousands)...............         $197,391         $144,279         $147,642         $209,359
Investment Income Ratio to Net Assets
 (2)....................................            0.23%            2.22%            0.08%            1.57%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest (1)(3).......   0.95% to 2.05%   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.80%
Total Return, Lowest to Highest (1)(4)..        3% to 17%        -3% to 3%       -11% to 1%         1% to 6%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.



                                                     State Street       MetLife          Franklin      State Street
 Morgan Stanley      Russell         Met/Putnam        Research         Mid Cap         Templeton        Research
   EAFE Index       2000 Index        Voyager           Aurora        Stock Index    Small Cap Growth Large Cap Value
   Investment       Investment       Investment       Investment      Investment        Investment      Investment
    Division         Division         Division         Division        Division          Division        Division
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          19,520           14,717            7,644           24,673           16,641            3,288            1,872
 $9.15 to $11.77 $11.81 to $13.95  $4.14 to $10.56 $11.58 to $16.34 $11.14 to $11.76   $8.72 to $9.09 $10.42 to $10.66
        $189,195         $200,997          $33,032         $398,038         $192,971          $29,156          $19,817
           1.45%            0.61%            0.00%            0.00%            0.44%            0.00%            1.16%
  0.50% to 2.30%   0.50% to 2.30%   0.95% to 2.30%   0.95% to 2.30%   0.50% to 2.30%   0.50% to 2.30%   0.95% to 2.30%
34.19% to 36.50% 42.69% to 45.01% 22.84% to 24.86% 46.51% to 50.60% 31.71% to 33.69% 41.34% to 43.58% 32.33% to 34.09%
          14,678           11,624            6,587           20,893           12,280            1,861              396
  $6.85 to $8.63   $8.16 to $9.61   $3.38 to $8.46  $7.78 to $10.98   $8.43 to $8.78   $6.18 to $6.31   $7.88 to $7.95
        $104,948         $110,232          $22,871         $227,655         $107,025          $11,664           $3,131
           0.50%            0.65%            0.00%            0.60%            0.38%            0.00%            0.86%
  0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
     -18% to -3%      -21% to -1%     -31% to -15%      -23% to -5%      -17% to -1%       -29% to 1%      -21% to -3%
          11,475           10,115            5,652           14,852            8,337              795               --
  $8.44 to $8.77 $11.82 to $12.19   $4.95 to $4.97 $13.84 to $14.09 $10.36 to $10.41   $8.80 to $8.82              $--
         $99,731         $122,162          $27,966         $208,402          $86,537           $6,999              $--
           0.34%            0.27%            0.00%            0.49%            0.50%            0.00%               --
  0.95% to 2.05%   0.95% to 1.80%   0.95% to 1.25%   0.95% to 2.05%   0.95% to 1.25%   0.95% to 1.35%               --
      -23% to 1%         0% to 3%     -31% to -32%        3% to 15%              -2%       -12% to 0%               --

  -----------------------------------------------------------------------------
                                                                        State Street     State Street
                                                                          Research         Research          Davis
                                                                        Bond Income      Money Market    Venture Value
                                                                         Investment       Investment      Investment
                                                                          Division         Division        Division
                                                                      ---------------- ---------------- ----------------
2003
Units (In Thousands).................................................           17,412              701            3,617
Unit Fair Value, Lowest to Highest (1)............................... $10.97 to $48.34 $18.73 to $23.19 $11.45 to $29.64
Net Assets (In Thousands)............................................         $470,409          $14,346         $103,646
Investment Income Ratio to Net Assets (2)............................            3.20%            0.68%            0.31%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   0.95% to 2.30%   0.95% to 2.30%   0.95% to 2.30%
Total Return, Lowest to Highest (1)(4)...............................   3.28% to 6.42% -1.13% to -0.14% 27.77% to 30.08%
2002
Units (In Thousands).................................................           18,889              459            2,653
Unit Fair Value, Lowest to Highest (1)............................... $10.46 to $46.31 $19.98 to $21.75  $8.83 to $22.86
Net Assets (In Thousands)............................................         $474,778           $9,163          $59,152
Investment Income Ratio to Net Assets (2)............................            5.78%            1.35%            0.88%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   0.95% to 2.20%   1.25% to 1.50%   0.95% to 2.20%
Total Return, Lowest to Highest (1)(4)...............................         4% to 7%               0%       -18% to 0%
2001
Units (In Thousands).................................................           19,377              627            2,153
Unit Fair Value, Lowest to Highest (1)............................... $21.93 to $42.57 $20.00 to $21.65 $25.24 to $27.60
Net Assets (In Thousands)............................................         $446,653          $12,549          $58,354
Investment Income Ratio to Net Assets (2)............................            7.88%            3.81%            9.18%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   0.95% to 1.50%   1.25% to 1.50%   0.95% to 2.05%
Total Return, Lowest to Highest (1)(4)...............................         1% to 7%         2% to 3%      -.12% to 2%

                                                                       Loomis Sayles
                                                                         Small Cap
                                                                        Investment
                                                                         Division
                                                                      ----------------
2003
Units (In Thousands).................................................            1,146
Unit Fair Value, Lowest to Highest (1)............................... $10.98 to $24.70
Net Assets (In Thousands)............................................          $27,095
Investment Income Ratio to Net Assets (2)............................            0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   0.95% to 2.30%
Total Return, Lowest to Highest (1)(4)............................... 33.19% to 35.93%
2002
Units (In Thousands).................................................              904
Unit Fair Value, Lowest to Highest (1)...............................  $8.12 to $18.27
Net Assets (In Thousands)............................................          $15,933
Investment Income Ratio to Net Assets (2)............................            0.11%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   0.95% to 2.20%
Total Return, Lowest to Highest (1)(4)...............................      -23% to -3%
2001
Units (In Thousands).................................................              702
Unit Fair Value, Lowest to Highest (1)............................... $21.38 to $23.52
Net Assets (In Thousands)............................................          $16,060
Investment Income Ratio to Net Assets (2)............................            7.45%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   0.95% to 2.05%
Total Return, Lowest to Highest (1)(4)...............................        -9% to 2%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

      MFS                             Harris       Salomon Brothers     Salomon
   Investors       MFS Research       Oakmark       Strategic Bond   Brothers U.S.    FI Structured     FI Mid Cap
     Trust           Managers      Focused Value    Opportunities     Government         Equity        Opportunities
   Investment       Investment      Investment        Investment      Investment       Investment       Investment
    Division         Division        Division          Division        Division         Division         Division
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
           1,527              475            7,756            4,304            6,225              419            2,214
  $7.49 to $8.03   $7.41 to $8.22 $27.98 to $32.93 $17.50 to $20.06 $14.46 to $16.93 $21.25 to $24.60 $11.20 to $11.46
         $12,018           $3,775         $243,812          $82,972          $99,373           $9,895          $25,200
           0.26%            0.78%            0.12%            1.63%            1.88%            0.27%            2.39%
  0.95% to 2.30%   0.95% to 2.30%   0.50% to 2.30%   0.95% to 2.30%   0.50% to 2.30%   0.95% to 2.30%   0.95% to 2.30%
18.74% to 20.75% 21.10% to 22.87% 29.01% to 31.89%  9.94% to 12.06%  -0.76% to 1.16% 23.86% to 26.43% 38.93% to 40.79%
           1,023              374            6,025            1,691            5,668               56              328
  $6.33 to $6.65   $6.11 to $6.69 $21.83 to $24.83 $16.05 to $17.99 $14.69 to $16.46 $17.32 to $19.59   $8.07 to $8.14
          $6,719           $2,452         $145,221          $29,512          $90,530           $1,072           $2,673
           0.41%            0.16%            0.23%            6.20%            3.37%            0.17%            0.00%
  0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
    -22% to -21%     -26% to -25%       -11% to 3%         7% to 9%         2% to 7%       -21% to 0%       -19% to 4%
             499              166            2,908              496            1,236               --               --
   8.15 to $8.42   $8.83 to $8.90 $24.84 to $27.50 $15.16 to $16.56 $15.07 to $15.40             $ --             $ --
          $4,167           $1,464          $78,020           $8,046          $18,523             $ --             $ --
           0.00%            0.00%            0.00%            0.00%            0.00%               --               --
  0.95% to 2.05%   0.95% to 1.25%   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.25%               --               --
      -11% to 1%       -11% to 1%        3% to 12%         1% to 3%         2% to 6%               --               --

                                                                                                         Fidelity
                                                                         MFS Total          Alger         Money      Fidelity
                                                                           Return       Equity-Growth     Market   Equity-Income
                                                                         Investment      Investment     Investment  Investment
                                                                          Division        Division       Division    Division
                                                                      ---------------- ---------------- ---------- -------------
2003
Units (In Thousands).................................................               11                4      607        3,528
Unit Fair Value, Lowest to Highest (1)............................... $36.22 to $41.74 $23.63 to $24.29   $15.18       $38.08
Net Assets (In Thousands)............................................             $414              $89   $8,973     $134,230
Investment Income Ratio to Net Assets (2)............................            0.39%            0.00%    1.16%        1.70%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   0.50% to 1.45%   1.15% to 1.45%    0.95%        0.95%
Total Return, Lowest to Highest (1)(4)............................... 14.23% to 15.39% 33.28% to 34.61%    0.07%       29.08%
2002
Units (In Thousands).................................................             .002               --      746        3,628
Unit Fair Value, Lowest to Highest (1)............................... $32.23 to $33.00             $ --   $15.17       $29.50
Net Assets (In Thousands)............................................               $0             $ --  $11,063     $107,048
Investment Income Ratio to Net Assets (2)............................            0.00%               --    1.54%        4.14%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)   1.15% to 1.30%               --    0.95%        0.95%
Total Return, Lowest to Highest (1)(4)...............................               2%               --       1%         -18%
2001
Units (In Thousands).................................................               --               --    1,028        3,720
Unit Fair Value, Lowest to Highest (1)...............................             $ --             $ --    15.06        35.86
Net Assets (In Thousands)............................................             $ --             $ --  $15,237     $133,430
Investment Income Ratio to Net Assets (2)............................               --               --    3.27%        6.22%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)               --               --    0.95%        0.95%
Total Return, Lowest to Highest (1)(4)...............................               --               --       3%          -6%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                       Fidelity   Fidelity      Calvert         Calvert       Lord Abbett
 Fidelity   Fidelity  Investment   Asset         Social      Social Mid Cap      Bond
  Growth    Overseas  Grade Bond  Manager       Balanced         Growth        Debenture
Investment Investment Investment Investment    Investment      Investment     Investment
 Division   Division   Division   Division      Division        Division       Division
---------- ---------- ---------- ---------- ---------------- -------------- ----------------
    4,594     1,388      1,036      2,103              2,146        496                7,505
   $36.13    $19.68     $22.17     $25.09   $19.85 to $25.35     $25.00     $11.60 to $16.24
 $165,752   $27,274    $23,037    $52,702            $53,337    $12,360              $94,258
    0.25%     0.74%      5.36%      3.47%              1.95%      0.00%                1.98%
    0.95%     0.95%      0.95%      0.95%     0.50% to 1.45%      0.95%       0.95% to 2.30%
   31.62%    42.09%      3.79%     16.86%   17.59% to 18.72%     30.48%     16.49% to 18.44%
    4,626     1,400      1,040      2,125              2,114        468                5,370
   $27.45    $13.85     $21.36     $21.47    $20.02 to 21.51     $19.16      $9.96 to $13.79
 $126,972   $19,412    $22,210    $45,665            $44,584     $8,958              $57,316
    0.25%     0.81%      3.29%      3.90%              2.69%      0.00%               11.49%
    0.95%     0.95%      0.95%      0.95%     0.95% to 1.25%      0.95%       0.95% to 2.20%
     -31%      -21%         9%       -10%         -13% to 0%       -29%            -3% to 4%
    4,794     1,398        822      2,208              2,129        457                5,561
    39.65     17.54      19.54      23.75   $23.01 to $24.80     $26.95     $10.65 to $10.80
 $190,040   $24,642    $16,070    $52,473            $51,803    $12,327              $59,096
    7.04%    15.44%      4.60%      5.66%              5.60%      6.52%               13.56%
    0.95%     0.95%      0.95%      0.95%     0.95% to 1.25%      0.95%       0.95% to 1.25%
     -18%      -22%         7%        -5%                -8%       -13%           -2% to -3%

                                          MFS Research     T. Rowe Price        PIMCO            PIMCO
                                          International    Mid Cap Growth    Total Return      Innovation
                                           Investment        Investment       Investment       Investment
                                            Division          Division         Division         Division
                                         ---------------- ---------------- ---------------- ----------------
2003
Units (In Thousands)....................            1,792            5,570           18,546           10,123
Unit Fair Value, Lowest to Highest (1)..  $9.28 to $10.04   $5.99 to $6.36 $11.31 to $11.99   $4.49 to $5.71
Net Assets (In Thousands)...............          $17,501          $34,865         $217,220          $53,817
Investment Income Ratio to Net Assets
 (2)....................................            0.89%            0.00%            2.47%            0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest (1)(3).......   0.95% to 2.30%   0.95% to 2.30%   0.50% to 2.30%   0.95% to 2.30%
Total Return, Lowest to Highest (1)(4).. 29.10% to 30.90% 33.67% to 35.90%   2.06% to 3.81% 53.81% to 56.44%
2002
Units (In Thousands)....................            1,105            2,939           12,100            3,262
Unit Fair Value, Lowest to Highest (1)..   $7.63 to $7.67   $4.66 to $4.68 $11.11 to $11.47    $2.93 to 3.65
Net Assets (In Thousands)...............           $8,338          $13,645         $137,803          $11,593
Investment Income Ratio to Net Assets
 (2)....................................            0.23%            0.60%            0.00%            0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest (1)(3).......   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
Total Return, Lowest to Highest (1)(4)..      -14% to -1%             -45%         4% to 9%      -52% to -5%
2001
Units (In Thousands)....................              415            1,558            2,824            2,056
Unit Fair Value, Lowest to Highest (1)..   $8.38 to $8.75   $8.23 to $8.44 $10.38 to $10.57   $7.44 to $7.46
Net Assets (In Thousands)...............           $3,612          $13,133          $29,787          $15,297
Investment Income Ratio to Net Assets
 (2)....................................            0.21%            0.00%            2.49%            0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest (1)(3).......   0.95% to 1.35%   0.95% to 1.80%   0.95% to 2.05%   0.95% to 1.25%
Total Return, Lowest to Highest (1)(4)..       -13% to 2%       -16% to 2%         0% to 6%     -26% to -25%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

    Met/Aim          Met/Aim                         Oppenheimer         Janus
  Mid Cap Core      Small Cap      Harris Oakmark      Capital         Aggressive     Third Avenue        American
     Equity           Growth       International     Appreciation        Growth      Small Cap Value    Funds Growth
   Investment       Investment       Investment       Investment       Investment      Investment        Investment
    Division         Division         Division         Division         Division        Division          Division
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- -----------------
           1,639              739            1,187               13            2,455               12             2,564
$11.82 to $12.19 $11.41 to $11.77 $11.54 to $11.90   $7.95 to $8.00   $6.62 to $6.88 $11.47 to $11.53 $93.64 to $128.76
         $19,819           $8,618          $14,032             $101          $16,719             $134          $298,879
           1.28%            0.00%            1.97%            0.00%            0.00%            1.65%             0.13%
  0.95% to 2.30%   0.95% to 2.30%   0.95% to 2.30%   1.15% to 1.30%   0.95% to 2.30%   1.15% to 1.30%    0.50% to 2.45%
23.48% to 25.15% 35.85% to 37.82% 32.08% to 33.86% 26.59% to 27.23% 26.94% to 28.84% 39.37% to 39.76%  33.11% to 37.49%
             454              208               90             .499           46,925               --             1,194
  $9.58 to $9.74   $8.41 to $8.54   $8.86 to $8.89   $6.30 to $6.31  $8.46 to $11.36             $ --  $71.44 to $93.21
          $4,413           $1,770             $794               $3         $524,361             $ --          $104,487
           0.21%            0.00%            0.25%            0.00%            0.00%               --             0.05%
  0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   1.15% to 1.25%   0.95% to 2.20%               --    0.95% to 2.20%
      -15% to 0%       -29% to 0%             -16%         1% to 2%     -31% to -15%               --        -26% to 3%
              --               --               --               --           55,394               --               394
            $ --             $ --             $ --             $ -- $15.19 to $16.14             $ -- $99.46 to $124.56
            $ --             $ --             $ --             $ --         $882,658             $ --           $46,547
              --               --               --               --            0.00%               --             4.53%
              --               --               --               --   0.95% to 2.05%               --    0.95% to 2.05%
              --               --               --               --       -38% to 2%               --        -15% to 0%

  -----------------------------------------------------------------------------
                                                                                            American
                                                                       American Funds     Funds Global
                                                                       Growth-Income       Small Cap
                                                                         Investment        Investment
                                                                          Division          Division
                                                                      ----------------- ----------------
2003
Units (In Thousands).................................................             3,157            4,022
Unit Fair Value, Lowest to Highest (1)............................... $72.87 to $100.20 $15.43 to $16.80
Net Assets (In Thousands)............................................          $286,012          $66,038
Investment Income Ratio to Net Assets (2)............................             1.21%            0.40%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)    0.50% to 2.45%   0.95% to 2.45%
Total Return, Lowest to Highest (1)(4)...............................  27.64% to 31.17% 49.82% to 52.14%
2002
Units (In Thousands).................................................             1,478            1,733
Unit Fair Value, Lowest to Highest (1)...............................  $57.44 to $74.94 $10.35 to $11.05
Net Assets (In Thousands)............................................          $103,901          $18,828
Investment Income Ratio to Net Assets (2)............................             1.50%            0.91%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)    0.95% to 2.20%   0.95% to 2.20%
Total Return, Lowest to Highest (1)(4)...............................       -20% to -1%      -21% to -4%
2001
Units (In Thousands).................................................               412              559
Unit Fair Value, Lowest to Highest (1)...............................  $83.86 to $92.64 $13.16 to $13.78
Net Assets (In Thousands)............................................           $36,218           $7,623
Investment Income Ratio to Net Assets (2)............................             1.47%            0.81%
Expenses as a Percent of Average Net Assets, Lowest to Highest (1)(3)    0.95% to 1.35%   0.95% to 2.05%
Total Return, Lowest to Highest (1)(4)...............................         -3% to 0%        -9% to 2%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                 NOTES TO FINANCIAL STATEMENTS -- (Concluded)


7.  CHANGE OF PORTFOLIO NAME AND PORTFOLIO MERGERS

   Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

   Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio.

   Effective May 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or subadviser.

   Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

   Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed subadvisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio; and State Street Research Concentrated International Portfolio changed subadvisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

   Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value Portfolio changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

   Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged respectively into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund. Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund.

8.  NEW CONTRACTS

   On July 12, 2002, the Separate Account offered a new contract: MetLife Financial Freedom Select.

                         Independent Auditors' Report

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1, the Company changed its method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle.

DELOITTE & TOUCHE LLP

New York, New York
April 9, 2004

             Metropolitan Life Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                          December 31, 2003 and 2002
            (Dollars in millions, except share and per share data)

                                                                                                   2003     2002
                                                                                                 -------- --------
Assets
Investments:
    Fixed maturities available-for-sale, at fair value (amortized cost: $134,844 and $117,528, respectively)................................................................ $143,148 $124,260
    Equity securities, at fair value (cost: $893 and $1,495, respectively)......................    1,246    1,551
    Mortgage loans on real estate...............................................................   26,637   25,353
    Policy loans................................................................................    8,180    8,047
    Real estate and real estate joint ventures held-for-investment..............................    3,163    3,050
    Real estate held-for-sale...................................................................       89      799
    Other limited partnership interests.........................................................    2,461    2,380
    Short-term investments......................................................................    1,320    1,199
    Other invested assets.......................................................................    4,803    3,419
                                                                                                 -------- --------
       Total investments........................................................................  191,047  170,058
Cash and cash equivalents.......................................................................    2,393    1,106
Accrued investment income.......................................................................    1,922    1,889
Premiums and other receivables..................................................................    6,193    6,721
Deferred policy acquisition costs...............................................................   10,232    9,666
Other assets....................................................................................    5,817    6,084
Separate account assets.........................................................................   63,661   53,912
                                                                                                 -------- --------
       Total assets............................................................................. $281,265 $249,436
                                                                                                 ======== ========
Liabilities and Stockholder's Equity
Liabilities:
    Future policy benefits...................................................................... $ 86,802 $ 86,039
    Policyholder account balances...............................................................   61,725   54,464
    Other policyholder funds....................................................................    6,948    6,206
    Policyholder dividends payable..............................................................    1,046    1,025
    Policyholder dividend obligation............................................................    2,130    1,882
    Short-term debt.............................................................................    3,536      912
    Long-term debt..............................................................................    2,055    2,624
    Shares subject to mandatory redemption......................................................      277       --
    Current income taxes payable................................................................      792      873
    Deferred income taxes payable...............................................................    2,698    1,947
    Payables under securities loaned transactions...............................................   24,065   16,321
    Other liabilities...........................................................................    8,057    6,889
    Separate account liabilities................................................................   63,661   53,912
                                                                                                 -------- --------
       Total liabilities........................................................................  263,792  233,094
                                                                                                 -------- --------
Company-obligated mandatorily redeemable securities of subsidiary trusts........................       --      277
                                                                                                 -------- --------

Stockholder's Equity:
Preferred stock, par value $1,000 per share; 110,000 shares authorized; 93,402 shares issued and
 outstanding at December 31, 2003...............................................................       93       --
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares
 issued and outstanding at December 31, 2003 and 2002...........................................        5        5
Additional paid-in capital......................................................................   13,730   13,474
Retained earnings...............................................................................    1,261      708
Accumulated other comprehensive income..........................................................    2,384    1,878
                                                                                                 -------- --------
       Total stockholder's equity...............................................................   17,473   16,065
                                                                                                 -------- --------
       Total liabilities and stockholder's equity............................................... $281,265 $249,436
                                                                                                 ======== ========

         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                       Consolidated Statements of Income

             For the years ended December 31, 2003, 2002 and 2001
                             (Dollars in millions)

                                                                                 2003     2002    2001
                                                                               -------  -------  -------
Revenues
Premiums...................................................................... $18,151  $18,461  $17,023
Universal life and investment-type product policy fees........................   1,921    1,927    1,874
Net investment income.........................................................  10,357   10,631   11,054
Other revenues................................................................   1,062    1,354    1,532
Net investment gains (losses) (net of amounts allocable from other accounts of
  ($259), ($139) and ($33), respectively).....................................    (287)    (697)     951
                                                                               -------  -------  -------
   Total revenues.............................................................  31,204   31,676   32,434
                                                                               -------  -------  -------
Expenses
Policyholder benefits and claims (excludes amounts directly related to net
  investment gains (losses) of ($233), ($150) and ($54), respectively)........  18,677   18,860   18,265
Interest credited to policyholder account balances............................   2,379    2,711    3,035
Policyholder dividends........................................................   1,897    1,911    2,060
Other expenses (excludes amounts directly related to net investment gains
  (losses) of ($26), $11 and $21, respectively)...............................   5,836    6,543    6,920
                                                                               -------  -------  -------
   Total expenses.............................................................  28,789   30,025   30,280
                                                                               -------  -------  -------
Income from continuing operations before provision for income taxes...........   2,415    1,651    2,154
Provision for income taxes....................................................     688      510      774
                                                                               -------  -------  -------
Income from continuing operations.............................................   1,727    1,141    1,380
Income from discontinued operations, net of income taxes......................     300      471      107
                                                                               -------  -------  -------
Income before cumulative effect of change in accounting.......................   2,027    1,612    1,487
Cumulative effect of change in accounting, net of income taxes................     (26)      --       --
                                                                               -------  -------  -------
Net income.................................................................... $ 2,001  $ 1,612  $ 1,487
                                                                               =======  =======  =======


         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                Consolidated Statements of Stockholder's Equity

             For the years ended December 31, 2003, 2002 and 2001

                             (Dollars in millions)




                                                                         Additional
                                                        Preferred Common  Paid-in   Retained
                                                          Stock   Stock   Capital   Earnings
                                                        --------- ------ ---------- --------
Balance at December 31, 2000...........................    $--     $ 5    $14,549   $   407
Sale of subsidiary to the Holding Company..............                        96
Issuance of warrants--by subsidiary....................                        40
Dividends on common stock..............................                    (1,860)   (1,894)
Comprehensive income:
   Net income..........................................                               1,487
   Other comprehensive income:
      Cumulative effect of change in accounting
       for derivatives, net of income taxes and
       reclassification adjustment.....................
      Unrealized gains on derivative instruments,
       net of income taxes.............................
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................
      Foreign currency translation adjustment..........
      Minimum pension liability adjustment.............

      Other comprehensive income.......................

   Comprehensive income................................
                                                           ---     ---    -------   -------
Balance at December 31, 2001...........................     --       5     12,825        --
Sale of subsidiary to the Holding Company..............                       149
Capital contribution from the Holding Company..........                       500
Dividends on common stock..............................                                (904)
Comprehensive income:
   Net income..........................................                               1,612
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................
      Foreign currency translation adjustment..........

      Other comprehensive income.......................

   Comprehensive income................................
                                                           ---     ---    -------   -------
Balance at December 31, 2002...........................     --       5     13,474       708
Issuance of preferred stock--by subsidiary.............     93
Issuance of shares--by subsidiary......................                        24
Issuance of stock options..............................                         2
Sale of subsidiaries to the Holding Company or
 affiliate.............................................                       261
Capital contribution from the Holding Company..........                         2
Return of capital to the Holding Company...............                       (33)
Dividends on common stock..............................                              (1,448)
Comprehensive income:
   Net income..........................................                               2,001
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................
      Foreign currency translation adjustment..........
      Minimum pension liability adjustment.............

      Other comprehensive income.......................

   Comprehensive income................................
                                                           ---     ---    -------   -------
Balance at December 31, 2003...........................    $93     $ 5    $13,730   $ 1,261
                                                           ===     ===    =======   =======

                                                        Accumulated Other Comprehensive Income (Loss)
                                                        --------------------------------------------
                                                             Net            Foreign       Minimum
                                                          Unrealized       Currency       Pension
                                                          Investment      Translation    Liability
                                                        (Losses) Gains    Adjustment     Adjustment    Total
                                                        --------------    -----------    ----------   -------
Balance at December 31, 2000...........................     $1,183           $(100)        $ (28)     $16,016
Sale of subsidiary to the Holding Company..............                                                    96
Issuance of warrants--by subsidiary....................                                                    40
Dividends on common stock..............................                                                (3,754)
Comprehensive income:
   Net income..........................................                                                 1,487
   Other comprehensive income:
      Cumulative effect of change in accounting
       for derivatives, net of income taxes and
       reclassification adjustment.....................         22                                         22
      Unrealized gains on derivative instruments,
       net of income taxes.............................         24                                         24
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................        570                                        570
      Foreign currency translation adjustment..........                        (39)                       (39)
      Minimum pension liability adjustment.............                                      (18)         (18)
                                                                                                      -------
      Other comprehensive income.......................                                                   559
                                                                                                      -------
   Comprehensive income................................                                                 2,046
                                                            ------           -----         -----      -------
Balance at December 31, 2001...........................      1,799            (139)          (46)      14,444
Sale of subsidiary to the Holding Company..............                                                   149
Capital contribution from the Holding Company..........                                                   500
Dividends on common stock..............................                                                  (904)
Comprehensive income:
   Net income..........................................                                                 1,612
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................        (58)                                       (58)
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................        250                                        250
      Foreign currency translation adjustment..........                         72                         72
                                                                                                      -------
      Other comprehensive income.......................                                                   264
                                                                                                      -------
   Comprehensive income................................                                                 1,876
                                                            ------           -----         -----      -------
Balance at December 31, 2002...........................      1,991             (67)          (46)      16,065
Issuance of preferred stock--by subsidiary.............                                                    93
Issuance of shares--by subsidiary......................                                                    24
Issuance of stock options..............................                                                     2
Sale of subsidiaries to the Holding Company or
 affiliate.............................................                                                   261
Capital contribution from the Holding Company..........                                                     2
Return of capital to the Holding Company...............                                                   (33)
Dividends on common stock..............................                                                (1,448)
Comprehensive income:
   Net income..........................................                                                 2,001
   Other comprehensive income:
      Unrealized losses on derivative instruments,
       net of income taxes.............................       (228)                                      (228)
      Unrealized investment gains, net of related
       offsets, reclassification adjustments and
       income taxes....................................        642                                        642
      Foreign currency translation adjustment..........                        174                        174
      Minimum pension liability adjustment.............                                      (82)         (82)
                                                                                                      -------
      Other comprehensive income.......................                                                   506
                                                                                                      -------
   Comprehensive income................................                                                 2,507
                                                            ------           -----         -----      -------
Balance at December 31, 2003...........................     $2,405           $ 107         $(128)     $17,473
                                                            ======           =====         =====      =======

         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                     Consolidated Statements of Cash Flows

             For the years ended December 31, 2003, 2002 and 2001
                             (Dollars in millions)

                                                                          2003      2002      2001
                                                                        --------  --------  --------
Cash flows from operating activities
Net income............................................................. $  2,001  $  1,612  $  1,487
Adjustments to reconcile net income to net cash provided by
  operating activities:
   Depreciation and amortization expenses..............................      386       432       521
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................     (162)     (456)     (560)
   (Gains) losses from sales of investments and businesses, net........      125       256      (918)
   Interest credited to other policyholder account balances............    2,379     2,711     3,035
   Universal life and investment-type product policy fees..............   (1,921)   (1,927)   (1,874)
   Change in premiums and other receivables............................      (81)   (1,878)     (612)
   Change in deferred policy acquisition costs, net....................     (902)     (766)     (553)
   Change in insurance-related liabilities.............................    4,210     4,550     3,463
   Change in income taxes payable......................................      250       684       871
   Change in other liabilities.........................................      725       106      (226)
   Other, net..........................................................     (485)     (937)     (946)
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    6,525     4,387     3,688
                                                                        --------  --------  --------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturities....................................................   69,292    61,473    51,479
   Equity securities...................................................      576     2,676     2,116
   Mortgage loans on real estate.......................................    3,221     2,555     1,834
   Real estate and real estate joint ventures..........................      888       714     1,131
   Other limited partnership interests.................................      307       209       396
Purchases of:
   Fixed maturities....................................................  (90,122)  (79,509)  (51,122)
   Equity securities...................................................     (104)   (1,235)   (3,323)
   Mortgage loans on real estate.......................................   (4,354)   (3,111)   (3,310)
   Real estate and real estate joint ventures..........................     (310)      (28)     (665)
   Other limited partnership interests.................................     (588)     (447)     (424)
Net change in short-term investments...................................     (183)     (308)     (303)
Proceeds from sales of businesses......................................    1,995       749       831
Net change in payable under securities loaned transactions.............    7,744     3,659       361
Other, net.............................................................   (1,141)     (815)     (510)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $(12,779) $(13,418) $ (1,509)
                                                                        ========  ========  ========


         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

             For the years ended December 31, 2003, 2002 and 2001
                             (Dollars in millions)

                                                                         2003      2002      2001
                                                                       --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits........................................................... $ 29,054  $ 30,457  $ 31,407
   Withdrawals........................................................  (22,268)  (24,880)  (27,846)
Net change in short-term debt.........................................    2,624       567      (740)
Long-term debt issued.................................................      145       537       353
Long-term debt repaid.................................................     (714)     (221)   (1,379)
Capital contribution from the Holding Company.........................      148       649        96
Net proceeds from issuance of company-obligated mandatorily redeemable
  securities of subsidiary trust......................................       --        --       197
Dividends on common stock.............................................   (1,448)     (904)   (3,754)
                                                                       --------  --------  --------
Net cash provided by (used in) financing activities...................    7,541     6,205    (1,666)
                                                                       --------  --------  --------
Change in cash and cash equivalents...................................    1,287    (2,826)      513
Cash and cash equivalents, beginning of year..........................    1,106     3,932     3,419
                                                                       --------  --------  --------
Cash and cash equivalents, end of year................................ $  2,393  $  1,106  $  3,932
                                                                       ========  ========  ========
Supplemental disclosures of cash flow information:
   Cash paid (refunded) during the year:
       Interest....................................................... $    344  $    267  $    346
                                                                       ========  ========  ========
       Income taxes................................................... $    789  $     96  $   (335)
                                                                       ========  ========  ========
   Non-cash transactions during the year:
       Business dispositions--assets.................................. $  5,506  $ 17,276  $  6,162
                                                                       ========  ========  ========
       Business dispositions--liabilities............................. $  3,511  $ 16,547  $  5,263
                                                                       ========  ========  ========
       Mortgage note on sale of real estate........................... $     --  $     --  $  1,530
                                                                       ========  ========  ========
       Purchase money mortgage on real estate sale.................... $    196  $    954  $     --
                                                                       ========  ========  ========
       Real estate acquired in satisfaction of debt................... $     14  $     30  $     30
                                                                       ========  ========  ========


         See accompanying notes to consolidated financial statements.

             Metropolitan Life Insurance Company and Subsidiaries

                  Notes to Consolidated Financial Statements

1.  Summary of Accounting Policies

Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. The Company offers life insurance, annuities, and mutual funds to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company"). The Company offered automobile and homeowners insurance through Metropolitan Property and Casualty Insurance Company, which was sold to the Holding Company in 2003.

Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has a majority voting interest; and (iii) variable interest entities ("VIEs") created or acquired on or after February 1, 2003 of which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 6. Intercompany accounts and transactions have been eliminated.

   Metropolitan Insurance and Annuity Company ("MIAC" ), which was sold to MetLife in 2001; Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to MetLife in 2002; and Metropolitan Property and Casualty Insurance Company and its subsidiaries, Metropolitan Tower Life Insurance Company, MetLife General Insurance Agency, Inc. and its subsidiaries, MetLife Securities, Inc. and N.L. Holding Corporation and its subsidiaries, which were sold to MetLife in 2003, are included in the accompanying financial statements until the date of sale. See Note 17.

   The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest. The Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

   Minority interest related to consolidated entities included in other liabilities was $1,233 million and $481 million at December 31, 2003 and 2002, respectively. This increase was the direct result of the change in Metropolitan Life's ownership of Reinsurance Group of America Incorporated ("RGA") to approximately 52% in 2003 as compared to 58% in 2002.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2003 presentation.

             Metropolitan Life Insurance Company and Subsidiaries

Summary of Critical Accounting Estimates

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

  Investments

   The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) unfavorable changes in forecasted cash flows on asset-backed securities; and (vii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  Derivatives

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities or to changing fair values. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that embed derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported

             Metropolitan Life Insurance Company and Subsidiaries at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition cost ("DAC"), including value of business acquired ("VOBA"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Future Policy Benefits

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   The Company also establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions with respect to current developments, anticipated trends and risk management strategies.

   Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

  Reinsurance

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to

             Metropolitan Life Insurance Company and Subsidiaries establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumption used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. It is possible that an adverse outcome in certain of the Company's litigation, including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Employee Benefit Plans

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm to aid it in selecting appropriate assumptions and valuing its related liabilities. The actuarial assumptions used in the calculation of the Company's aggregate projected benefit obligation may vary and include an expectation of long-term market appreciation in equity markets which is not changed by minor short-term market fluctuations, but does change when large interim deviations occur. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

Significant Accounting Policies

  Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other- than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of

             Metropolitan Life Insurance Company and Subsidiaries securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

   Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company regularly reviews residual values and impairs residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

             Metropolitan Life Insurance Company and Subsidiaries

  Structured Investment Transactions

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on these beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). The SPEs used to securitize assets are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in Financial Accounting Standards Board ("FASB") Interpretation No. 46 (revised December 31, 2003), Consolidation of Variable Interest Entities, An Interpretation of ARB No. 51 ("FIN 46(r)"). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46(r). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in net investment gains and losses.

  Derivative Financial Instruments

   The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its insurance subsidiaries' Derivatives Use Plans approved by the applicable state insurance departments. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge

             Metropolitan Life Insurance Company and Subsidiaries accounting, according to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instruments effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and
(v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities, and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive

             Metropolitan Life Insurance Company and Subsidiaries income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

   The Company uses forward exchange contracts that provide an economic hedge on portions of its net investments in foreign operations against adverse movements in foreign currency exchange rates. Unrealized losses on instruments so designated are recorded as components of accumulated other comprehensive income.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a credit default swap and a U.S. Treasury or Agency security, to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2003 and 2002, 23 and 18, respectively, of such RSATs, with notional amounts totaling $479 million and $275 million, respectively, were outstanding. The Company records both the premiums received on the credit default swaps over the life of the contracts and changes in their fair value in net investment gains and losses.

   The Company enters into written covered calls to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received over the life of the contract and changes in fair value of such options as net investment gains and losses.

  Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and

             Metropolitan Life Insurance Company and Subsidiaries amortization of property, equipment and leasehold improvements was $394 million and $368 million at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $101 million, $81 million and $96 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $376 million and $297 million at December 31, 2003 and 2002, respectively. Related amortization expense was $139 million, $153 million and $106 million for the years ended December 31, 2003, 2002 and 2001, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

   DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   DAC for property and casualty insurance contracts, which is primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

  Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets,

             Metropolitan Life Insurance Company and Subsidiaries

("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

   Changes in goodwill were as follows:

                                            Years Ended December 31,
                                            -----------------------
                                             2003     2002    2001
                                             -----    -----   ----
                                            (Dollars in millions)
                 Net balance at January 1.. $ 405    $ 575    $703
                 Acquisitions..............     3        7      20
                 Amortization..............    --       --     (47)
                 Impairment losses.........    --       (2)    (61)
                 Disposition and other.....  (190)    (175)    (40)
                                             -----    -----   ----
                 Net balance at December 31 $ 218    $ 405    $575
                                             =====    =====   ====

   Accumulated amortization from goodwill was as follows at:

                                                December 31,
                                                ------------------
                                                2003         2002
                                                ----         ----
                                                (Dollars in millions)
                       Accumulated amortization $32          $71
                                                ===          ===

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  Other Revenues

   Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are

             Metropolitan Life Insurance Company and Subsidiaries performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Participating Business

   Participating business represented approximately 13% and 16% of the Company's life insurance in-force, and 88% and 89% of the number of life insurance policies in-force, at December 31, 2003 and 2002, respectively. Participating policies represented approximately 40% and 41%, 40% and 41%, and 44% and 46% of gross and net life insurance premiums for the years ended December 31, 2003, 2002 and 2001, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

  Income Taxes

   The Holding Company and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenue.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and

             Metropolitan Life Insurance Company and Subsidiaries liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges are included in universal life and investment-type product fees. See "--Application of Recent Accounting Pronouncements."

  Stock-Based Compensation

   Effective January 1, 2003, MetLife and the Company account for stock-based compensation plans using the prospective fair value method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS 148, Accounting for Stock-Based Compensation--Transition and Disclosure ("SFAS 148"). MetLife allocates 100% of stock option expense to the Company.

   Stock-based compensation grants prior to January 1, 2003 are accounted for using the accounting method prescribed by Accounting Principles Board Opinion ("APB") No. 25, Accounting for Stock Issued to Employees ("APB 25") and Note 14 includes the pro forma disclosures required by SFAS No. 123, as amended.

  Foreign Currency

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Application of Recent Accounting Pronouncements

   Effective December 31, 2003, the Company adopted EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. (See Note 2). The initial adoption of EITF 03-1, which only required additional disclosures, did not have a material impact on the Company's consolidated financial statements.

   In December, 2003, the FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined

             Metropolitan Life Insurance Company and Subsidiaries postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revises disclosure requirements. In January 2004, the FASB issued FASB Staff Position ("FSP") No. 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-1") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company has elected to defer the accounting until further guidance is issued by the FASB. The measurements of the Company's postretirement accumulated benefit plan obligation and net periodic benefit cost disclosed in Note 13 do not reflect the effects of the new legislation. The guidance, when issued, could require the Company to change previously reported information.

   In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company increased future policyholder benefits for various guaranteed minimum death and income benefits net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts of approximately $61 million, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC, which has been the Company's accounting treatment. Effective January 1, 2004, the Company reclassified $116 million of ownership in its own separate accounts from other assets to fixed maturities available-for-sale and equity securities. This reclassification will have no effect on net income or other comprehensive income. In accordance with SOP 03-1's revised definition of a separate account, effective January 1, 2004, the Company also reclassified $1,678 million of separate account assets to general account investments and $1,678 million of separate account liabilities to future policy benefits and policyholder account balances. The net cumulative effect of this reclassification was insignificant.

   In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of July 1, 2003, required the Company to reclassify $277 million of company-obligated mandatorily redeemable securities of subsidiary trusts from mezzanine equity to liabilities.

   In April 2003, the FASB cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain

             Metropolitan Life Insurance Company and Subsidiaries reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 and required the Company to increase policyholder account balances by $40 million, to decrease other invested assets by $1 million and increase DAC by $2 million. These amounts, net of income taxes of $13 million, were recorded as a cumulative effect of a change in accounting. As a result of the adoption of Issue B36, the Company recognized investment gains of $9 million, net of income tax, for the three month period ended December 31, 2003.

   In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a significant impact on the consolidated financial statements.

   During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). Certain of the Company's asset-backed securitizations, collateralized debt obligations, structured investment transactions, and investments in real estate joint ventures and other limited partnership interests meet the definition of a variable interest entity ("VIE") and must be consolidated, in accordance with the transition rules and effective dates, if the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions in FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

   Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 12.

   Effective January 1, 2003, MetLife and the Company adopted SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure ("SFAS 148"), which provides guidance on how to apply the fair value method of accounting and use the prospective transition method for stock options granted by the Holding Company and the Company subsequent to December 31, 2002. As permitted under SFAS 148, options granted prior to January 1, 2003 will continue to be accounted for under Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005. See Note 14.

             Metropolitan Life Insurance Company and Subsidiaries

   Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2003 were not significant.

   Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS 144. SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 18.

   Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill, prior to the adoption of SFAS 142 was $47 million for the year ended December 31, 2001. Amortization of other intangible assets was not material for the years ended December 31, 2003, 2002 and 2001. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets in the third quarter of 2002 and recorded a $5 million charge to earnings relating to the impairment of certain goodwill assets as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

   Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. In accordance with SFAS 141, the elimination of $5 million of negative goodwill was reported in net income in the first quarter of 2002 as a cumulative effect of a change in accounting.

             Metropolitan Life Insurance Company and Subsidiaries

   In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities-- a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income. The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed maturities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

             Metropolitan Life Insurance Company and Subsidiaries

2. Investments

Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                               Gross
                                                   Cost or  Unrealized
                                                  Amortized ----------- Estimated
                                                    Cost     Gain  Loss Fair Value
                                                  --------- ------ ---- ----------
                                                       (Dollars in millions)
Fixed Maturities:
   Bonds:
       U.S. corporate securities................. $ 49,466  $3,486 $228  $ 52,724
       Mortgage-backed securities................   28,049     687   81    28,655
       Foreign corporate securities..............   18,680   2,005   70    20,615
       U.S. treasuries/agencies..................   13,249   1,208   23    14,434
       Asset-backed securities...................   10,414     169   54    10,529
       Commercial mortgage-backed securities.....    9,080     480   15     9,545
       Foreign government securities.............    4,847     752   20     5,579
       States and political subdivisions.........      282      11    8       285
       Other fixed income assets.................      232     138   62       308
                                                  --------  ------ ----  --------
          Total bonds............................  134,299   8,936  561   142,674
   Redeemable preferred stocks...................      545       2   73       474
                                                  --------  ------ ----  --------
          Total fixed maturities................. $134,844  $8,938 $634  $143,148
                                                  ========  ====== ====  ========
Equity Securities:
   Common stocks................................. $    514  $  329 $  1  $    842
   Nonredeemable preferred stocks................      379      25   --       404
                                                  --------  ------ ----  --------
          Total equity securities................ $    893  $  354 $  1  $  1,246
                                                  ========  ====== ====  ========

             Metropolitan Life Insurance Company and Subsidiaries

   Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                   Cost or  Gross Unrealized
                                                  Amortized ---------------- Estimated
                                                    Cost     Gain     Loss   Fair Value
                                                  ---------  ------  ------  ----------
                                                        (Dollars in millions)
Fixed Maturities:
   Bonds:
       U.S. corporate securities................. $ 42,265  $2,914   $  896   $ 44,283
       Mortgage-backed securities................   24,999   1,018       15     26,002
       Foreign corporate securities..............   15,405   1,295      185     16,515
       U.S. treasuries/agencies..................   13,256   1,514        3     14,767
       Asset-backed securities...................    8,070     204      181      8,093
       Commercial mortgage-backed securities.....    5,445     516        5      5,956
       Foreign government securities.............    4,649     516       50      5,115
       States and political subdivisions.........    2,575     181       20      2,736
       Other fixed income assets.................      312     126       82        356
                                                  --------   ------  ------   --------
          Total bonds............................  116,976   8,284    1,437    123,823
   Redeemable preferred stocks...................      552       1      116        437
                                                  --------   ------  ------   --------
          Total fixed maturities................. $117,528  $8,285   $1,553   $124,260
                                                  ========   ======  ======   ========
   Equity Securities:
       Common stocks............................. $    827  $  114   $   80   $    861
       Nonredeemable preferred stocks............      668      25        3        690
                                                  --------   ------  ------   --------
          Total equity securities................ $  1,495  $  139   $   83   $  1,551
                                                  ========   ======  ======   ========

   The Company held foreign currency derivatives with notional amounts of $4,242 million and $2,371 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2003 and 2002, respectively.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $11,814 million and $11,041 million at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $839 million at December 31, 2003 and a net unrealized loss of $378 million at December 31, 2002. Non-income producing fixed maturities were $357 million and $456 million at December 31, 2003 and 2002, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

   The cost or amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                    ---------  ----------
                                                    (Dollars in millions)
        Due in one year or less.................... $  4,084    $  4,233
        Due after one year through five years......   25,388      26,737
        Due after five years through ten years.....   24,539      26,662
        Due after ten years........................   32,745      36,313
                                                    --------    --------
           Subtotal................................   86,756      93,945
        Mortgage-backed and asset-backed securities   47,543      48,729
                                                    --------    --------
           Subtotal................................  134,299     142,674
        Redeemable preferred stock.................      545         474
                                                    --------    --------
           Total fixed maturities.................. $134,844    $143,148
                                                    ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        Years Ended December 31,
                                       -------------------------
                                         2003     2002     2001
                                       -------  -------  -------
                                         (Dollars in millions)
               Proceeds............... $48,390  $34,918  $27,576
               Gross investment gains. $   446  $ 1,683  $   634
               Gross investment losses $  (452) $  (973) $  (934)

   Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $328 million, $1,342 million and $278 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

             Metropolitan Life Insurance Company and Subsidiaries

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2003:

                                                           Equal to or Greater
                                      Less than 12 months     than 12 months           Total
                                      -------------------- -------------------- --------------------
                                      Estimated   Gross    Estimated   Gross    Estimated   Gross
                                        Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                        Value      Loss      Value      Loss      Value      Loss
                                      --------- ---------- --------- ---------- --------- ----------
                                                          (Dollars in millions)
U.S. corporate securities............  $ 6,338     $136     $  962      $ 92     $ 7,300     $228
Mortgage-backed securities...........    7,133       78         18         3       7,151       81
Foreign corporate securities.........    2,446       57        331        13       2,777       70
U.S. treasuries/agencies.............    3,526       23         --        --       3,526       23
Asset-backed securities..............    2,295       29        780        25       3,075       54
Commercial mortgage-backed securities    1,998       13        227         2       2,225       15
Foreign government securities........      225       20          2        --         227       20
States and political subdivisions....      131        8         --        --         131        8
Other fixed income assets............       12       52         40        10          52       62
                                       -------     ----     ------      ----     -------     ----
   Total bonds.......................   24,104      416      2,360       145      26,464      561
Redeemable preferred stocks..........      192       60        279        13         471       73
                                       -------     ----     ------      ----     -------     ----
   Total fixed maturities............  $24,296     $476     $2,639      $158     $26,935     $634
                                       =======     ====     ======      ====     =======     ====

   At December 31, 2003, the Company had gross unrealized losses of $1 million from equity securities that had been in an unrealized loss position for less than twelve months. The amount of unrealized losses from equity securities that had been in an unrealized loss position for twelve months or greater is less than $1 million at December 31, 2003. The fair value of those equity securities that had been in an unrealized loss position for less than twelve months and for twelve months or greater at December 31, 2003, is $18 million and $21 million, respectively.

Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $22,290 million and $13,477 million and an estimated fair value of $23,461 million and $16,120 million were on loan under the program at December 31, 2003 and 2002, respectively. The Company was liable for cash collateral under its control of $24,065 million and $16,321 million at December 31, 2003 and 2002, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,286 million and $939 million at December 31, 2003 and 2002, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,711 million and $1,430 million at December 31, 2003 and 2002, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      ------------------------------
                                           2003            2002
                                      --------------  --------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $21,597    81%  $20,433    80%
          Agricultural mortgage loans   5,166    19%    5,042    20%
                                      -------   ---   -------   ---
             Total...................  26,763   100%   25,475   100%
                                                ===             ===
          Less: Valuation allowances.     126             122
                                      -------         -------
             Mortgage loans.......... $26,637         $25,353
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2003, approximately 20%, 12% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2003 and 2002 include $1,998 million and $1,515 million, respectively to MIAC, a related party, in connection with MIAC's purchase of real estate from the Company in 2001 and 2003. In addition, certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $639 million and $620 million at December 31, 2003 and 2002, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                             Years Ended December 31,
                                             -----------------------
                                             2003     2002    2001
                                             ----     ----    ----
                                             (Dollars in millions)
                  Balance at January 1...... $122     $144    $ 83
                  Additions.................   50       39     106
                  Deductions................  (46)     (56)    (45)
                  Dispositions of affiliates   --       (5)     --
                                              ----     ----    ----
                  Balance at December 31.... $126     $122    $144
                                              ====     ====    ====

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                              December 31,
                                                              ------------------
                                                              2003         2002
                                                              ----         ----
                                                              (Dollars in millions)
         Impaired mortgage loans with valuation allowances... $286         $604
         Impaired mortgage loans without valuation allowances  146          257
                                                                ----         ----
            Total............................................  432          861
         Less: Valuation allowances on impaired mortgages....   61          121
                                                                ----         ----
            Impaired mortgage loans.......................... $371         $740
                                                                ====         ====

             Metropolitan Life Insurance Company and Subsidiaries

   The average investment in impaired mortgage loans on real estate was $615 million, $1,068 million and $938 million for the years ended December 31, 2003, 2002 and 2001, respectively. Interest income on impaired mortgage loans was $55 million, $88 million and $103 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The investment in restructured mortgage loans on real estate was $188 million and $410 million at December 31, 2003 and 2002, respectively. Interest income of $19 million, $44 million and $76 million was recognized on restructured loans for the years ended December 31, 2003, 2002 and 2001, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $24 million, $41 million and $60 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $35 million and $28 million at December 31, 2003 and 2002, respectively.

Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                 December 31,
                                                                --------------------
                                                                 2003       2002
                                                                 ------     ------
                                                                (Dollars in millions)
 Real estate and real estate joint ventures held-for-investment $3,446     $3,321
 Impairments...................................................   (283)      (271)
                                                                 ------     ------
    Total......................................................  3,163      3,050
                                                                 ------     ------
 Real estate held-for-sale.....................................    101        815
 Impairments...................................................     --         (5)
 Valuation allowance...........................................    (12)       (11)
                                                                 ------     ------
    Total......................................................     89        799
                                                                 ------     ------
        Real estate and real estate joint ventures............. $3,252     $3,849
                                                                 ======     ======

   Accumulated depreciation on real estate was $1,226 million and $1,319 million at December 31, 2003 and 2002, respectively. The related depreciation expense was $124 million, $180 million and $217 million for the years ended December 31, 2003, 2002 and 2001, respectively. These amounts include $15 million, $66 million and $93 million of depreciation expense related to discontinued operations for the years ended December 31, 2003, 2002 and 2001, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

   Real estate and real estate joint ventures were categorized as follows:

                                       December 31,
                               ----------------------------
                                    2003           2002
                               -------------  -------------
                               Amount Percent Amount Percent
                               ------ ------- ------ -------
                                   (Dollars in millions)
                   Office..... $1,597   49 %  $2,244   58 %
                   Retail.....    660    20      697    18
                   Apartments.    499    15      454    12
                   Land.......     77     2       87     2
                   Agriculture      1    --        7    --
                   Other......    418    14      360    10
                               ------   ---   ------  ----
                      Total... $3,252   100%  $3,849  100 %
                               ======   ===   ======  ====

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2003, approximately 25%, 21% and 17% of the Company's real estate holdings were located in California, Texas and New York, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                     2003     2002    2001
                                                     ----     ----    ----
                                                     (Dollars in millions)
          Balance at January 1...................... $ 11     $ 35    $ 39
          Additions charged to investment income....   17       21      16
          Deductions for writedowns and dispositions  (16)     (45)    (20)
                                                      ----     ----    ----
          Balance at December 31.................... $ 12     $ 11    $ 35
                                                      ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $35 million, $48 million and $34 million for the years ended December 31, 2003, 2002 and 2001, respectively. There was no investment income related to impaired real estate and real estate joint ventures held-for-sale for the year ended December 31, 2003. Investment income related to impaired real estate and real estate joint ventures held-for-sale was $3 million and $19 million for the years ended December 31, 2002 and 2001, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $67 million and $62 million at December 31, 2003 and 2002, respectively.

   The Company owned real estate acquired in satisfaction of debt of $1 million and $8 million at December 31, 2003 and 2002, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                                             --------------------
                                              2003       2002
                                              ------     ------
                                             (Dollars in millions)
                   Investment............... $  974     $  985
                   Estimated residual values    386        428
                                              ------     ------
                      Total.................  1,360      1,413
                   Unearned income..........   (380)      (368)
                                              ------     ------
                      Leveraged leases...... $  980     $1,045
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax liability related to leveraged leases was $870 million and $981 million at December 31, 2003 and 2002, respectively.

Net Investment Income

   The components of net investment income were as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                      2003     2002    2001
                                                     -------  ------- -------
                                                      (Dollars in millions)
   Fixed maturities................................. $ 7,757  $ 7,844 $ 8,449
   Equity securities................................      26       42      61
   Mortgage loans on real estate....................   1,811    1,840   1,838
   Real estate and real estate joint ventures (1)...     612      673     824
   Policy loans.....................................     510      512     527
   Other limited partnership interests..............      75       57      48
   Cash, cash equivalents and short-term investments      83      228     264
   Other............................................     315      286     244
                                                     -------  ------- -------
      Total.........................................  11,189   11,482  12,255
   Less: Investment expenses (1)....................     832      851   1,201
                                                     -------  ------- -------
      Net investment income......................... $10,357  $10,631 $11,054
                                                     =======  ======= =======

--------
(1)Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

             Metropolitan Life Insurance Company and Subsidiaries

Net Investment Gains (Losses)

   Net investment gains (losses), including changes in valuation allowances, and related policyholder amounts were as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                      2003    2002    2001
                                                     -----   -----   ------
                                                     (Dollars in millions)
     Fixed maturities............................... $(373)  $(862)  $ (644)
     Equity securities..............................    39     230       66
     Mortgage loans on real estate..................   (51)    (21)     (91)
     Real estate and real estate joint ventures (1).    19      (6)   1,626
     Other limited partnership interests............   (84)     (2)    (161)
     Sales of businesses............................     5      (7)      25
     Derivatives (2)................................  (122)   (140)     124
     Other..........................................    21     (28)     (27)
                                                     -----   -----   ------
            Total...................................  (546)   (836)     918

     Amounts allocated from:
        Deferred policy acquisition costs...........    26     (11)     (21)
        Participating contracts.....................    89      (7)    (105)
        Policyholder dividend obligation............   144     157      159
                                                     -----   -----   ------
            Total net investment gains (losses)..... $(287)  $(697)  $  951
                                                     =====   =====   ======

--------
(1)The amounts presented exclude amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.
(2)The amounts presented include scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133.

   Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are (i) amortization of DAC to the extent that such amortization results from investment gains and losses;
(ii) adjustments to participating contractholder accounts when amounts equal to such investment gains and losses are applied to the contractholder's accounts; and (iii) adjustments to the policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

             Metropolitan Life Insurance Company and Subsidiaries

Net Unrealized Investment Gains

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                  Years Ended December 31,
                                                 -------------------------
                                                   2003     2002     2001
                                                 -------  -------  -------
                                                   (Dollars in millions)
     Fixed maturities........................... $ 8,094  $ 6,701  $ 2,958
     Equity securities..........................     353       56      619
     Derivatives................................    (395)     (24)      71
     Other invested assets......................     (55)       1       59
                                                 -------  -------  -------
        Total...................................   7,997    6,734    3,707
                                                 -------  -------  -------
     Amounts allocated from:
        Future policy benefit loss recognition..  (1,453)  (1,242)     (30)
        Deferred policy acquisition costs.......    (495)    (366)      (6)
        Participating contracts.................    (117)    (129)    (127)
        Policyholder dividend obligation........  (2,130)  (1,882)    (708)
     Deferred income taxes......................  (1,397)  (1,124)  (1,037)
                                                 -------  -------  -------
        Total...................................  (5,592)  (4,743)  (1,908)
                                                 -------  -------  -------
            Net unrealized investment gains..... $ 2,405  $ 1,991  $ 1,799
                                                 =======  =======  =======

   The changes in net unrealized investment gains were as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                       2003     2002    2001
                                                                      ------  -------  ------
                                                                       (Dollars in millions)
Balance at January 1................................................. $1,991  $ 1,799  $1,183
Unrealized investment gains during the year..........................    994    2,803   1,391
Unrealized investment gains (losses) relating to:
   Future policy benefit (loss) gain recognition.....................   (211)  (1,212)    254
   Deferred policy acquisition costs.................................   (129)    (204)   (128)
   Participating contracts...........................................     12       (2)      6
   Policyholder dividend obligation..................................   (248)  (1,174)   (323)
Deferred income taxes................................................   (179)     (72)   (475)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................    175       53    (109)
                                                                      ------  -------  ------
Balance at December 31............................................... $2,405  $ 1,991  $1,799
                                                                      ======  =======  ======
Net change in unrealized investment gains............................ $  414  $   192  $  616
                                                                      ======  =======  ======

Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored four securitizations with a total of approximately $1,431 million in financial assets as of December 31, 2003. The Company's beneficial interests in these SPEs as of December 31, 2003 and 2002 and the related investment income for the years ended December 31, 2003, 2002 and 2001 were insignificant.

             Metropolitan Life Insurance Company and Subsidiaries

   The Company also invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $880 million and $870 million at December 31, 2003 and 2002, respectively. The related income recognized was $78 million, $1 million and $44 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Variable Interest Entities

   As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN46(r). At December 31, 2003, FIN 46(r) did not require the Company to consolidate any additional VIEs that were not previously consolidated.

   The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that (i) it is the primary beneficiary and which will be consolidated in the Company's financial statements beginning March 31, 2004 and (ii) it holds significant valuable interests but it is not the primary beneficiary and which will not be consolidated:

                                                     December 31, 2003
                                  -------------------------------------------------------
                                    Primary Beneficiary (1)     Not Primary Beneficiary
                                  --------------------------- ---------------------------
                                    Total    Maximum Exposure   Total    Maximum Exposure
                                  Assets (2)   to Loss (3)    Assets (2)   to Loss (3)
                                  ---------- ---------------- ---------- ----------------
                                                   (Dollars in millions)
SPEs:
Asset-backed securitizations and
  collateralized debt obligations    $ --          $ --         $2,400         $20

Non-SPEs:
Real estate joint ventures (4)...     617           238             42          59
Other limited partnerships (5)...      29            27            445          10
                                     ----          ----         ------         ---
   Total.........................    $646          $265         $2,887         $89
                                     ====          ====         ======         ===

--------
(1)Had the Company consolidated these VIEs at December 31, 2003, the transition adjustments would have been $10 million, net of income tax.
(2)The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value as of December 31, 2003. The assets of the real estate joint ventures and other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.
(3)The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures and other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.
(4)Real estate joint ventures include partnerships and other ventures, which engage in the acquisition, development, management and disposal of real estate investments.
(5)Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits.

             Metropolitan Life Insurance Company and Subsidiaries

3.  Derivative Financial Instruments

   The table below provides a summary of notional amount and fair value of derivative financial instruments held at December 31, 2003 and 2002:

                                             2003                        2002
                                  --------------------------- ---------------------------
                                             Current Market              Current Market
                                             or Fair Value               or Fair Value
                                  Notional ------------------ Notional ------------------
                                   Amount  Assets Liabilities  Amount  Assets Liabilities
                                  -------- ------ ----------- -------- ------ -----------
                                                   (Dollars in millions)
Financial futures................ $ 1,015   $  8     $ 24     $     4   $ --     $ --
Interest rate swaps..............   9,921    189       36       3,866    196      126
Floors...........................     325      5       --         325      9       --
Caps.............................   9,483     29       --       7,770     --       --
Financial forwards...............   1,310      2        3       1,870     --       12
Foreign currency swaps...........   4,679      9      791       2,371     92      181
Options..........................   6,065      7       --       6,472      9       --
Foreign currency forwards........     528     --       10           1     --       --
Credit default swaps.............     605      2        1         376      2       --
                                  -------   ----     ----     -------   ----     ----
   Total contractual commitments. $33,931   $251     $865     $23,055   $308     $319
                                  =======   ====     ====     =======   ====     ====

   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2003 and 2002:

                                              December 31, 2002           Terminations/ December 31, 2003
                                               Notional Amount  Additions  Maturities    Notional Amount
                                              ----------------- --------- ------------- -----------------
                                                                 (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures............................      $     4       $ 1,543     $  532          $ 1,015
Interest rate swaps..........................        3,866         8,040      1,985            9,921
Floors.......................................          325            --         --              325
Caps.........................................        7,770         3,000      1,287            9,483
Financial forwards...........................        1,870         1,310      1,870            1,310
Foreign currency swaps.......................        2,371         2,516        208            4,679
Options......................................        6,472            --        407            6,065
Foreign currency forwards....................            1           527         --              528
Written covered calls........................           --         1,178      1,178               --
Credit default swaps.........................          376           284         55              605
                                                   -------       -------     ------          -------
   Total contractual commitments.............      $23,055       $18,398     $7,522          $33,931
                                                   =======       =======     ======          =======
BY DERIVATIVE STRATEGY
Liability hedging............................      $ 8,683       $ 5,030     $1,187          $12,526
Invested asset hedging.......................        5,284         6,671      1,459           10,496
Portfolio hedging............................        9,028         2,323      4,429            6,922
Firm commitments and forecasted transactions.           60         3,847        447            3,460
Hedging net investments in foreign operations           --           527         --              527
                                                   -------       -------     ------          -------
   Total contractual commitments.............      $23,055       $18,398     $7,522          $33,931
                                                   =======       =======     ======          =======

             Metropolitan Life Insurance Company and Subsidiaries

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2003:

                                                             Remaining Life
                                  ---------------------------------------------------------------------
                                  One Year   After One Year   After Five Years
                                  or Less  Through Five Years Through Ten Years After Ten Years  Total
                                  -------- ------------------ ----------------- --------------- -------
                                                          (Dollars in millions)
Financial futures................ $ 1,015       $    --            $   --           $   --      $ 1,015
Interest rate swaps..............     242         6,297             1,716            1,666        9,921
Floors...........................      --            --               325               --          325
Caps.............................   3,000         6,483                --               --        9,483
Financial forwards...............   1,310            --                --               --        1,310
Foreign currency swaps...........     326         1,663             2,255              435        4,679
Options..........................   4,163         1,901                --                1        6,065
Foreign currency forwards........     528            --                --               --          528
Credit default swaps.............     209           396                --               --          605
                                  -------       -------            ------           ------      -------
   Total contractual commitments. $10,793       $16,740            $4,296           $2,102      $33,931
                                  =======       =======            ======           ======      =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2003 and 2002:

                                 2003                       2002
                      -------------------------- ---------------------------
                                  Fair Value                  Fair Value
                               -----------------          ------------------
                      Notional                   Notional
                       Amount  Asset Liabilities  Amount  Assets Liabilities
                      -------- ----- ----------- -------- ------ -----------
                                      (Dollars in millions)
   BY TYPE OF HEDGE
   Fair value........ $ 3,678  $ 27     $291     $   418   $ --     $ 64
   Cash flow.........  12,968    54      422       3,445     69       72
   Foreign Operations     527    --       10          --     --       --
   Non qualifying....  16,758   170      142      19,192    239      183
                      -------  ----     ----     -------   ----     ----
      Total.......... $33,931  $251     $865     $23,055   $308     $319
                      =======  ====     ====     =======   ====     ====

   The company recognizes net investment expense of $61 million and $4 million and net investment income of $8 million, from the periodic settlement of interest rate caps and interest rate, foreign currency and credit default swaps that qualify as accounting hedges under SFAS No. 133, as amended, for the years ended December 31, 2003, 2002 and 2001, respectively.

   During the years ended December 31, 2003 and 2002, the Company recognized $184 million and $30 million, respectively, in net investment losses related to qualifying fair value hedges. Accordingly, $158 million and $34 million of net unrealized gains on fair value hedged investments were recognized in net investment losses during the years ended December 31, 2003 and 2002, respectively. There were no discontinued fair value hedges during the years ended December 31, 2003 or 2002. There were no derivatives designated as fair value hedges during the year ended December 31, 2001.

   For the years ended December 31, 2003 and 2002, the net amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $379 million and $24 million, respectively. For the years ended December 31, 2003 and 2002, the market value of cash flow hedges decreased by $418 million and $145 million, respectively. During the years ended December 31, 2003 and 2002, the Company recognized other

             Metropolitan Life Insurance Company and Subsidiaries comprehensive net losses of $349 million and $142 million, respectively, relating to the effective portion of cash flow hedges. During the year ended December 31, 2003, other comprehensive expense of $2 million was reclassified to net investment income. During the year ended December 31, 2002, other comprehensive losses of $57 million were reclassified to net investment losses. During the year ended December 31, 2003, insignificant amounts were recognized in net investment losses related to discontinued cash flow hedges. During the year ended December 31, 2002 and 2001 no cash flow hedges were discontinued. For the years ended December 31, 2003, 2002 and 2001, $8 million, $10 million and $19 million of other comprehensive income was reclassified to net investment income, respectively, related to the SFAS 133 transition adjustment.

   Approximately $2 million of net investment expense and $17 million of net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment loss, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2003, 2002 and 2001, the Company recognized as net investment gains, the settlement payments on derivative instruments of $84 million, $32 million and $24 million, respectively, and net investment losses from changes in fair value of $206 million and $172 million and net investment gains of $100 million, respectively, related to derivatives not qualifying as accounting hedges.

   The Company uses forward exchange contracts that provide an economic hedge on portions of its net investments in foreign operations against adverse movements in foreign currency exchange rates. For the year ended December 31, 2003, the Company experienced net unrealized foreign currency losses of $10 million related to hedges of its net investments in foreign operations. These unrealized losses were recorded as components of accumulated other comprehensive income.

             Metropolitan Life Insurance Company and Subsidiaries

4.  Insurance

Deferred Policy Acquisition Costs

   Information regarding VOBA and DAC for the years ended December 31, 2003, 2002 and 2001 is as follows:

                                                        Deferred
                                              Value of   Policy
                                              Business Acquisition
                                              Acquired    Costs     Total
                                              -------- ----------- -------
                                                  (Dollars in millions)
     Balance at December 31, 2000............  $1,674    $ 8,823   $10,497
     Capitalizations.........................      --      2,018     2,018
                                               ------    -------   -------
            Total............................   1,674     10,841    12,515
     Amortization allocated to:
        Net investment gains (losses)........     (15)        36        21
        Unrealized investment gains (losses).      16        112       128
        Other expenses.......................     178      1,256     1,434
                                               ------    -------   -------
            Total amortization...............     179      1,404     1,583
     Dispositions and other..................       7       (468)     (461)
                                               ------    -------   -------
     Balance at December 31, 2001............   1,502      8,969    10,471
     Capitalizations.........................      --      2,227     2,227
                                               ------    -------   -------
            Total............................   1,502     11,196    12,698
     Amortization allocated to:
        Net investment gains (losses)........      16         (5)       11
        Unrealized investment gains (losses).      31        173       204
        Other expenses.......................     121      1,380     1,501
                                               ------    -------   -------
            Total amortization...............     168      1,548     1,716
     Dispositions and other..................    (463)      (853)   (1,316)
                                               ------    -------   -------
     Balance at December 31, 2002............     871      8,795     9,666
     Capitalizations.........................      --      1,982     1,982
     Acquisitions............................      --        218       218
                                               ------    -------   -------
            Total............................     871     10,995    11,866
     Amortization allocated to:                                         --
        Net investment gains (losses)........      (5)       (21)      (26)
        Unrealized investment gains (losses).      (9)       138       129
        Other expenses.......................      49      1,332     1,381
                                               ------    -------   -------
            Total amortization...............      35      1,449     1,484
     Dispositions and other..................      --       (150)     (150)
                                               ------    -------   -------
     Balance at December 31, 2003............  $  836    $ 9,396   $10,232
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $71 million in 2004, $69 million in 2005, $63 million in 2006, $59 million in 2007 and $56 million in 2008.

   Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would

             Metropolitan Life Insurance Company and Subsidiaries have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and DAC. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 9%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

Separate Accounts

   Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $47,198 million and $38,702 million at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $16,463 million and $15,210 million at December 31, 2003 and 2002, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $451 million, $461 million and $559 million for the years ended December 31,

             Metropolitan Life Insurance Company and Subsidiaries

2003, 2002 and 2001, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close-out contracts. The average interest rates credited on these contracts were 4.5% and 4.8% at December 31, 2003 and 2002, respectively. The assets that support these liabilities were comprised of $13,504 million and $12,979 million in fixed maturities at December 31, 2003 and 2002, respectively.

5.  Reinsurance

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. Risks in excess of $25 million on single life policies and $30 million on survivorship policies are 100% coinsured. In addition, in 1998, the Company reinsured substantially all of the mortality risk on its universal life policies issued since 1983. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses, among others.

   See Note 12 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             Years Ended December 31,
                                                            -------------------------
                                                              2003     2002     2001
                                                            -------  -------  -------
                                                              (Dollars in millions)
Direct premiums............................................ $16,843  $17,859  $16,257
Reinsurance assumed........................................   3,568    2,948    2,786
Reinsurance ceded..........................................  (2,260)  (2,346)  (2,020)
                                                            -------  -------  -------
Net premiums............................................... $18,151  $18,461  $17,023
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 2,175  $ 2,478  $ 2,069
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,692 million and $3,833 million at December 31, 2003 and 2002, respectively, including $1,341 million and $1,348 million, respectively,

             Metropolitan Life Insurance Company and Subsidiaries relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $102 million and $74 million at December 31, 2003 and 2002, respectively.

   Included in premiums and other receivables are reinsurance recoverables due from Exeter Reassurance Company, Limited, a related party, of $507 million and $502 million at December 31, 2003 and 2002, respectively.

   Included in future policy benefits, other policyholder funds, and policyholder account balances are reinsurance liabilities assumed from MIAC, Cova Corporation, MetLife Investor's Group, Inc. and MetLife International Holdings, Inc., related parties, of $790 million, $1,807 million, and $190 million and $772 million, $1,694 million, and $136 million, respectively, at December 31, 2003 and 2002.

   The following table provides an analysis of the activity in the liability for benefits relating to property and casualty group accident and non-medical health policies and contracts (See Note 17):

                                             Years Ended December 31,
                                            -------------------------
                                              2003     2002     2001
                                            -------  -------  -------
                                              (Dollars in millions)
          Balance at January 1............. $ 4,821  $ 4,597  $ 4,226
             Reinsurance recoverables......    (496)    (457)    (410)
                                            -------  -------  -------
          Net balance at January 1.........   4,325    4,140    3,816
                                            -------  -------  -------
          Incurred related to:
             Current year..................   3,816    4,219    4,182
             Prior years...................      28      (81)     (84)
                                            -------  -------  -------
                                              3,844    4,138    4,098
                                            -------  -------  -------
          Paid related to:
             Current year..................  (2,153)  (2,559)  (2,538)
             Prior years...................  (1,290)  (1,332)  (1,236)
                                            -------  -------  -------
                                             (3,443)  (3,891)  (3,774)
                                            -------  -------  -------
          Dispositions.....................  (1,450)     (62)      --
          Net Balance at December 31.......   3,276    4,325    4,140
             Add: Reinsurance recoverables.     284      496      457
                                            -------  -------  -------
          Balance at December 31........... $ 3,560  $ 4,821  $ 4,597
                                            =======  =======  =======

6.  Closed Block

   On April 7, 2000 ("the date of demutualization"), Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

             Metropolitan Life Insurance Company and Subsidiaries

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

             Metropolitan Life Insurance Company and Subsidiaries

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                             December 31,
                                                                           --------------------
                                                                             2003       2002
                                                                            -------    -------
                                                                           (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits.................................................... $41,928    $41,207
Other policyholder funds..................................................     260        279
Policyholder dividends payable............................................     682        719
Policyholder dividend obligation..........................................   2,130      1,882
Payables under securities loaned transactions.............................   6,418      4,851
Other liabilities.........................................................     180        433
                                                                            -------    -------
       Total closed block liabilities.....................................  51,598     49,371
                                                                            -------    -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value
     (amortized cost: $30,381 and $28,339, respectively)..................  32,348     29,981
   Equity securities, at fair value (cost: $217 and $236, respectively)...     250        218
   Mortgage loans on real estate..........................................   7,431      7,032
   Policy loans...........................................................   4,036      3,988
   Short-term investments.................................................     123         24
   Other invested assets..................................................     108        604
                                                                            -------    -------
       Total investments..................................................  44,296     41,847
Cash and cash equivalents.................................................     531        435
Accrued investment income.................................................     527        540
Deferred income taxes.....................................................   1,043      1,151
Premiums and other receivables............................................     164        130
                                                                            -------    -------
       Total assets designated to the closed block........................  46,561     44,103
                                                                            -------    -------
Excess of closed block liabilities over assets designated to to the closed
  block...................................................................   5,037      5,268
                                                                            -------    -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred
     income tax of $730 and $577, respectively............................   1,270      1,047
   Unrealized derivative gains (losses), net of deferred income
     tax (benefit) expense of $(28) and $7, respectively..................     (48)        13
   Allocated to policyholder dividend obligation, net of
     deferred income tax benefit of ($778) and ($668), respectively.......  (1,352)    (1,214)
                                                                            -------    -------
                                                                              (130)      (154)
                                                                            -------    -------
Maximum future earnings to be recognized from closed
  block assets and liabilities............................................ $ 4,907    $ 5,114
                                                                            =======    =======

             Metropolitan Life Insurance Company and Subsidiaries

   Information regarding the policyholder dividend obligation is as follows:

                                                                Years Ended December 31,
                                                                ---------------------
                                                                 2003      2002    2001
                                                                ------    ------  -----
                                                                (Dollars in millions)
Balance at beginning of year................................... $1,882    $  708  $ 385
Impact on net income before amounts allocated from policyholder
  dividend obligation..........................................    144       157    159
Net investment gains (losses)..................................   (144)     (157)  (159)
Change in unrealized investment and derivative gains...........    248     1,174    323
                                                                ------    ------  -----
Balance at end of year......................................... $2,130    $1,882  $ 708
                                                                ======    ======  =====

   Closed block revenues and expenses were as follows:

                                                                         Years Ended December 31,
                                                                         -----------------------
                                                                          2003    2002    2001
                                                                         ------  ------  ------
                                                                         (Dollars in millions)
REVENUES
Premiums................................................................ $3,365  $3,551  $3,658
Net investment income and other revenues................................  2,554   2,568   2,547
Net investment gains (losses) (net of amounts allocated from the policyholder dividend obligation of ($144), ($157) and ($159),
  respectively).........................................................     16     168     (12)
                                                                         ------  ------  ------
   Total revenues.......................................................  5,935   6,287   6,193
                                                                         ------  ------  ------
EXPENSES
Policyholder benefits and claims........................................  3,660   3,770   3,862
Policyholder dividends..................................................  1,509   1,573   1,544
Change in policyholder dividend obligation (excludes amounts directly related to net investment gains (losses) of ($144), ($157) and ($159),
  respectively).........................................................    144     157     159
Other expenses..........................................................    297     310     352
                                                                         ------  ------  ------
   Total expenses.......................................................  5,610   5,810   5,917
                                                                         ------  ------  ------
Revenues net of expenses before income taxes............................    325     477     276
Income taxes............................................................    118     173      97
                                                                         ------  ------  ------
Revenues net of expenses and income taxes............................... $  207  $  304  $  179
                                                                         ======  ======  ======

   The change in maximum future earnings of the closed block is as follows:

                                             Years Ended December 31,
                                             ----------------------
                                              2003     2002    2001
                                             ------   ------  ------
                                              (Dollars in millions)
            Balance at end of year.......... $4,907   $5,114  $5,333
            Less:
               Reallocation of assets.......     --       85      --
               Balance at beginning of year.  5,114    5,333   5,512
                                             ------   ------  ------
            Change during year.............. $ (207)  $ (304) $ (179)
                                             ======   ======  ======

             Metropolitan Life Insurance Company and Subsidiaries

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The table below provides a summary of the notional amount and fair value of derivatives by hedge accounting classification at:

                          December 31, 2003           December 31, 2002
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    By Type of Hedge
    Fair value......   $  6    $--       $ 1       $ --    $--       $--
    Cash flow.......    473     --        80        128      2        11
    Non qualifying..     90     --        12        258     32         2
                       ----    ---       ---       ----    ---       ---
       Total........   $569    $--       $93       $386    $34       $13
                       ====    ===       ===       ====    ===       ===

   During the years ended December 31, 2003, 2002 and 2001, the closed block recognized net investment expenses of $2 million and net investment income of $1 million and $1 million, respectively, from the periodic settlement of interest rate caps and interest rate, foreign currency and credit default swaps that qualify as accounting hedges under SFAS 133, as amended.

   During the year ended December 31, 2003, the closed block recognized $1 million in net investment losses related to qualifying fair value hedges. Accordingly, $1 million of unrealized gains on fair value hedged investments was recognized in net investment losses during the year ended December 31, 2003. There were no fair value hedges during the years ended December 31, 2002 and 2001. There were no discontinued fair value hedges during the years ended December 31, 2003, 2002 and 2001.

   For the years ended December 31, 2003 and 2002, the net amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $76 million and gains of $20 million, respectively. For the years ended December 31, 2003 and 2002, the market value of cash flow hedges decreased by $106 million and increased $4 million, respectively. During the years ended December 31, 2003 and 2002, the closed block recognized other comprehensive net losses of $93 million and other comprehensive net gains of $4 million, respectively, relating to the effective portion of cash flow hedges. During the years ended December 31, 2003, 2002 and 2001, no cash flow hedges were discontinued. For the years ended December 31, 2003 and 2002, $3 million and $4 million of other comprehensive income was reclassified to net investment income, respectively, related to the SFAS 133 transition adjustment. Amounts reclassified for transition adjustment for the year ended December 31, 2001 were insignificant.

   Approximately $5 million of net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment losses as the derivatives and underlying investments mature or expire according to their original terms.

             Metropolitan Life Insurance Company and Subsidiaries

   For the years ended December 31, 2003, 2002 and 2001, scheduled periodic settlement payments on derivative instruments recognized as net investment gains and losses were immaterial. Net investment losses from changes in fair value of $18 million and $11 million and gains of $5 million related to derivatives not qualifying as accounting hedges were recognized for the years ended December 31, 2003, 2002 and 2001, respectively.

7.  Debt

   Debt consisted of the following:

                                                                                  December 31,
                                                                                  ---------------------
                                                                                   2003       2002
                                                                                    ------     ------
                                                                                  (Dollars in millions)
Surplus notes, interest rates ranging from 7.00% to 7.88%, maturity dates ranging
  from 2005 to 2025.............................................................. $  940     $1,632
Capital notes payable to the Holding Company, interest rate of 7.13%, maturity
  dates ranging from 2032 to 2033................................................    500        500
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    299        298
Fixed rate notes, interest rates ranging from 1.69% to 12.00%, maturity dates
  ranging from 2005 to 2009......................................................    103         33
Capital lease obligations........................................................     74         21
Other notes with varying interest rates..........................................    139        140
                                                                                    ------     ------
Total long-term debt.............................................................  2,055      2,624
Total short-term debt............................................................  3,536        912
                                                                                    ------     ------
   Total......................................................................... $5,591     $3,536
                                                                                    ======     ======

   The Company maintains committed and unsecured credit facilities aggregating $2,478 million ($1,000 million expiring in 2004, $1,303 million expiring in 2005 and $175 million expiring in 2006). If these facilities were drawn upon, they would bear interest at rates stated in the agreements. The facilities are primarily used for general corporate purposes and as back-up lines of credit for the borrowers' commercial paper program. At December 31, 2003, the Company had drawn approximately $49 million under the facilities expiring in 2005 at interest rates ranging from 4.08% to 5.48% and approximately another $50 million under the facility expiring in 2006 at an interest rate of 1.69%. In April 2003, the Company replaced an expiring $1 billion five-year credit facility with a $1 billion 364-day credit facility and the Holding Company was added as a borrower. In May 2003, the Company replaced an expiring $140 million three-year credit facility, with a $175 million three-year credit facility which expires in 2006. At December 31, 2003, the Company had approximately $616 million in letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. On November 1, 2003, the Company redeemed the $300 million of 7.45% surplus notes outstanding scheduled to mature on November 1, 2023 at a redemption price of $311 million.

   The aggregate maturities of long-term debt for the Company are $131 million in 2004, $309 million in 2005, $160 million in 2006, $14 million in 2007, $24 million in 2008 and $1,417 million thereafter.

             Metropolitan Life Insurance Company and Subsidiaries

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.1% and a weighted average maturity of 33 days at December 31, 2003. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.4% and a weighted average maturity of 63 days at December 31, 2002. The Company also has other collateralized borrowings with a weighted average coupon rate of 5.07% and a weighted average maturity of 30 days at December 31, 2003. Such securities had a weighted average coupon rate of 5.83% and a weighted average maturity of 34 days at December 31, 2002.

   Interest expense related to the Company's indebtedness included in other expenses was $265 million, $208 million and $313 million for the years ended December 31, 2003, 2002 and 2001, respectively.

8. Shares Subject to Mandatory Redemption and Company-Obligated Mandatorily Redeemable
   Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million, at both December 31, 2003 and 2002. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2003, 2002 and 2001.

   RGA Capital Trust I. In December 2001, a majority-owned subsidiary of the Company, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2003 and 2002.

9.  September 11, 2001 Tragedies

   On September 11, 2001, terrorist attacks occurred in New York, Washington, D.C. and Pennsylvania (the "tragedies") triggering a significant loss of life and property, which had an adverse impact on certain of the Company's businesses. The Company's original estimate of the total insurance losses related to the tragedies, which was recorded in the third quarter of 2001, was $208 million, net of income taxes of $117 million. As of December 31, 2003 and 2002, the Company's remaining liability for unpaid and future claims associated with the tragedies was $9 million and $47 million, respectively, principally related to disability coverages. This estimate has been and will continue to be subject to revision in subsequent periods, as claims are received from insureds and processed. Any revision to the estimate of losses in subsequent periods will affect net income in such periods.

             Metropolitan Life Insurance Company and Subsidiaries

10.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The impact of these actions on a segment basis were charges of $399 million in Institutional, $97 million in Individual and $3 million in Auto & Home. The liability at December 31, 2003 and 2002 was $27 million and $40 million, in the Institutional segment and $9 million and $14 million, in the Individual segment, respectively. The remaining liability is due to certain contractual obligations. The remaining liability in the Individual segment as of December 31, 2002 does not include $4 million, related to MetLife Investors Group, Inc., a subsidiary sold to the Holding Company in December 2002. There was no liability remaining for Metlife Investors Group, Inc., as of December 31, 2003.

11.  Income Taxes

   The provision for income taxes for continuing operations was as follows:

                                                Years Ended
                                               December 31,
                                             --------------------
                                             2003    2002   2001
                                             ----   -----   ----
                                             (Dollars in millions)
                  Current:
                     Federal................ $357   $ 826   $(83)
                     State and local........   19     (18)    (4)
                     Foreign................    2      (5)    15
                                              ----  -----   ----
                                              378     803    (72)
                                              ----  -----   ----
                  Deferred:
                     Federal................  283    (322)   813
                     State and local........   27      17     32
                     Foreign................   --      12      1
                                              ----  -----   ----
                                              310    (293)   846
                                              ----  -----   ----
                  Provision for income taxes $688   $ 510   $774
                                              ====  =====   ====

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                           Years Ended
                                                           December 31,
                                                        --------------------
                                                         2003   2002   2001
                                                        -----   ----   ----
                                                        (Dollars in millions)
     Tax provision at U.S. statutory rate.............. $ 845   $578   $754
     Tax effect of:
        Tax exempt investment income...................  (101)   (86)   (82)
        State and local income taxes...................    42     18     29
        Foreign operations net of foreign income taxes.   (17)     4      4
        Prior year taxes...............................   (25)    (8)    36
        Sales of businesses............................    --     --      5
        Other, net.....................................   (56)     4     28
                                                        -----   ----   ----
     Provision for income taxes........................ $ 688   $510   $774
                                                        =====   ====   ====

             Metropolitan Life Insurance Company and Subsidiaries

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                        December 31,
                                                      --------------------
                                                        2003       2002
                                                       -------    -------
                                                      (Dollars in millions)
         Deferred income tax assets:
            Policyholder liabilities and receivables. $ 2,597    $ 3,020
            Net operating losses.....................     245        187
            Litigation related.......................      72         95
            Other....................................     179        286
                                                       -------    -------
                                                        3,093      3,588
            Less: Valuation allowance................      16         14
                                                       -------    -------
                                                        3,077      3,574
                                                       -------    -------
         Deferred income tax liabilities:
            Investments..............................   1,352      1,597
            Deferred policy acquisition costs........   2,815      2,699
            Employee benefits........................     151         65
            Net unrealized investment gains..........   1,397      1,124
            Other....................................      60         36
                                                       -------    -------
                                                        5,775      5,521
                                                       -------    -------
         Net deferred income tax liability........... $(2,698)   $(1,947)
                                                       =======    =======

   Domestic net operating loss carryforwards amount to $650 million at December 31, 2003 and will expire beginning in 2013. Foreign net operating loss carryforwards amount to $55 million at December 31, 2003 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. The 2003 tax provision also includes an adjustment revising the estimate of income taxes for 2002.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998 and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on its consolidated financial statements.

12.  Commitments, Contingencies and Guarantees

Litigation

  Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

             Metropolitan Life Insurance Company and Subsidiaries

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, MIAC or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2003, there are approximately 366 sales practices lawsuits pending against Metropolitan Life, approximately 40 sales practices lawsuits pending against New England Mutual and approximately 25 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Asbestos-Related Claims

   Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits have principally been based upon allegations relating to certain research, publication and

             Metropolitan Life Insurance Company and Subsidiaries other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and have alleged that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In 2002 and 2003, trial courts in California, Utah and Georgia granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                          At or for the Years Ended
                                                                December 31,
                                                          -------------------------
                                                            2003     2002    2001
                                                          -------- -------- -------
                                                            (Dollars in millions)
Asbestos personal injury claims at year end (approximate)  111,700  106,500  89,000
Number of new claims during the year (approximate).......   60,300   66,000  59,500
Settlement payments during the year (1).................. $   84.2 $   95.1 $  90.7

--------
(1)Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may result in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking

             Metropolitan Life Insurance Company and Subsidiaries additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. In addition, publicity regarding legislative reform efforts may result in an increase in the number of claims.

   Metropolitan Life will continue to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   During the fourth quarter of 2002, Metropolitan Life analyzed its claims experience and reviewed external publications and numerous variables to identify trends and assessed their impact on its recorded asbestos liability. Certain publications suggested a trend towards more asbestos-related claims and a greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers. Plaintiffs' lawyers continue to advertise heavily with respect to asbestos litigation. Bankruptcies and reorganizations of other defendants in asbestos litigation may increase the pressures on remaining defendants, including Metropolitan Life. Through the first nine months of 2002, the number of new claims received by Metropolitan Life was lower than those received during the comparable 2001 period. However, the number of new claims received by Metropolitan Life during the fourth quarter of 2002 was significantly higher than those received in the prior year quarter, resulting in more new claims being received by Metropolitan Life in 2002 than in 2001. Factors considered also included expected trends in filing cases, the dates of initial exposure of plaintiffs to asbestos, the likely percentage of total asbestos claims which included Metropolitan Life as a defendant and experience in claims settlement negotiations.

   Metropolitan Life also considered views derived from actuarial calculations it made in the fourth quarter of 2002. These calculations were made using, among other things, then current information regarding Metropolitan Life's claims and settlement experience, information available in public reports, as well as a study regarding the possible future incidence of mesothelioma. Based on all of the above information, including greater than expected claims experience in 2000, 2001 and 2002, Metropolitan Life expected to receive more claims in the future than it had previously expected. Previously, Metropolitan Life's liability reflected that the increase in asbestos-related claims was a result of an acceleration in the reporting of such claims; the liability now reflects that such an increase is also the result of an increase in the total number of asbestos-related claims expected to be received by Metropolitan Life. Accordingly, Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) is within the coverage of the excess insurance policies discussed below. The aforementioned analysis was updated through December 31, 2003.

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's

             Metropolitan Life Insurance Company and Subsidiaries operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim was made under the excess insurance policies in 2003 for the amounts paid with respect to asbestos litigation in excess of the retention. Based on performance of the reference fund, at December 31, 2002, the loss reimbursements to Metropolitan Life in 2003 and the recoverable with respect to later periods was $42 million less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. The foregone loss reimbursements were estimated to be $9 million with respect to 2002 claims and estimated to be $42 million in the aggregate.

   The $402 million increase in the recorded liability for asbestos claims less the foregone loss reimbursement adjustment of $42 million ($27 million, net of income tax) resulted in an increase in the recoverable of $360 million. At December 31, 2002, a portion ($136 million) of the $360 million recoverable was recognized in income while the remainder ($224 million) was recorded as a deferred gain which is expected to be recognized in income in the future over the estimated settlement period of the excess insurance policies. The $402 million increase in the recorded liability, less the portion of the recoverable recognized in income, resulted in a net expense of $266 million ($169 million, net of income tax). The $360 million recoverable may change depending on the future performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

   As a result of the excess insurance policies, $1,237 million is recorded as a recoverable at December 31, 2002 ($224 million of which is recorded as a deferred gain as mentioned above); the amount includes recoveries for amounts paid in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies.

   In 2003, Metropolitan Life also has been named as a defendant in a small number of silicosis, welding and mixed dust cases. The cases are pending in Mississippi, Texas, Ohio, Pennsylvania, West Virginia, Louisiana, Kentucky, Georgia, Alabama, Illinois and Arkansas. The Company intends to defend itself vigorously against these cases.

  Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended (the "plan") and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance (the "Superintendent") and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the New York state court in New York County were consolidated within the commercial part. In addition, there remained a separate purported class action in New York state court in New York County. On February 21, 2003, the defendants' motions to dismiss both the consolidated action and separate action were granted; leave to replead as a proceeding under Article 78 of New York's Civil Practice Law and Rules has been granted in the separate action. Plaintiffs in the consolidated action and separate action

             Metropolitan Life Insurance Company and Subsidiaries have filed notices of appeal. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied in 2001. On February 4, 2003, plaintiffs filed a consolidated amended complaint adding a fraud claim under the Securities Exchange Act of 1934. Metropolitan Life has served a motion to dismiss the consolidated amended complaint and a motion for summary judgment in this action. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   In July 2002, a lawsuit was filed in the United States District Court for the Eastern District of Texas on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. After the defendants' motion to transfer the lawsuit to the Western District of Pennsylvania was granted, plaintiffs filed an amended complaint alleging that the treatment of the cost of the sales practices settlement in connection with the demutualization of Metropolitan Life breached the terms of the settlement. Plaintiffs sought compensatory and punitive damages, as well as attorneys' fees and costs. In October 2003, the court granted defendants' motion to dismiss the action. Plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit. In January 2004, the appeal was dismissed.

  Race-Conscious Underwriting Claims

   Insurance departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its affiliates. The New York Insurance Department has concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. On April 28, 2003, the United States District Court approved a class-action settlement of the consolidated actions. Several persons filed notices of appeal from the order approving the settlement, but subsequently the appeals were dismissed. Metropolitan Life also has entered into settlement agreements to resolve the regulatory examination. Metropolitan Life recorded a charge in the fourth quarter of 2001 in connection with the anticipated resolution of these matters. The Company believes the remaining portion of the previously recorded charge is adequate to cover the costs associated with the resolution of these matters.

             Metropolitan Life Insurance Company and Subsidiaries

   Sixteen lawsuits involving approximately 130 plaintiffs have been filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life is contesting vigorously plaintiffs' claims in these actions.

  Other

   In 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs were seeking unspecified compensatory damages, punitive damages, a declaration that the alleged practices were discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Plaintiffs filed a motion for class certification. Opposition papers were filed by Metropolitan Life. In August 2003, the court granted preliminary approval to a settlement of the lawsuit. At the fairness hearing held on November 6, 2003, the court approved the settlement of the lawsuit. Implementation of the settlement has commenced in 2004.

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit was filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company ("Clarica") regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleged that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. The parties settled the matter in January 2004. The settlement will have no material impact on the Company's consolidated financial results in 2004.

   A reinsurer of universal life policy liabilities of Metropolitan Life and certain of its affiliates commenced an arbitration proceeding and sought rescission, claiming that, during underwriting, material misrepresentations or omissions were made to the reinsurer. The reinsurer also sent a notice purporting to increase reinsurance premium rates. In December 2003, the arbitration panel denied the reinsurer's attempt to rescind the contract and granted the reinsurer's request to raise rates. As a result of the panel's rulings, liabilities ceded to the reinsurer were recaptured effective May 5, 2003. The recapture had no material impact on the Company's consolidated financial results in 2003.

   As previously reported, the SEC is conducting a formal investigation of New England Securities Corporation ("NES"), an indirect subsidiary of New England Life Insurance Company, in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES is cooperating fully with the SEC.

             Metropolitan Life Insurance Company and Subsidiaries

   Prior to filing MetLife's June 30, 2003 Form 10-Q, MetLife announced a $31 million after-tax charge resulting from certain improperly deferred expenses at an affiliate, New England Financial. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC is pursuing a formal investigation of the matter and MetLife is fully cooperating with the investigation.

   The American Dental Association and two individual providers have sued MetLife, Mutual of Omaha and Cigna in a purported class action lawsuit brought in a Florida federal district court. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. MetLife is vigorously defending the case and a motion to dismiss has been filed.

   A purported class action in which a policyholder seeks to represent a class of owners of participating life insurance policies is pending in state court in New York. Plaintiff asserts that Metropolitan Life breached her policy in the manner in which it allocated investment income across lines of business during a period ending with the 2000 demutualization. In August 2003, an appellate court affirmed the dismissal of fraud claims in this action. MetLife is vigorously defending the case.

   Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. State Street Research Investment Services, one of the Company's indirect broker/dealer subsidiaries, has entered into a settlement with the National Association of Securities Dealers ("NASD") resolving all outstanding issues relating to its investigation. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. The Company is in the process of responding and is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

             Metropolitan Life Insurance Company and Subsidiaries

Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      Gross
                                                     Rental Sublease  Rental
                                                     Income  Income  Payments
                                                     ------ -------- --------
                                                      (Dollars in millions)
  2004.............................................. $  399   $16      $194
  2005.............................................. $  366   $15      $178
  2006.............................................. $  336   $14      $158
  2007.............................................. $  293   $12      $137
  2008.............................................. $  232   $10      $108
  Thereafter........................................ $1,402   $13      $698

Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,378 million and $1,667 million at December 31, 2003 and 2002, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

Guarantees

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

             Metropolitan Life Insurance Company and Subsidiaries

   The Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits become worthless, is $479 million at December 31, 2003. The credit default swaps expire at various times during the next four years.

13.  Employee Benefit Plans

Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees and sales representatives of the Company. Retirement benefits are based upon years of credited service and final average or career average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

             Metropolitan Life Insurance Company and Subsidiaries

   The Company uses a December 31 measurement date for all of its pension and postretirement benefit plans.

Obligations, Funded Status and Net Periodic Benefit Costs

                                                                  December 31,
                                                        -------------------------------
                                                        Pension Benefits  Other Benefits
                                                        --------------   ---------------
                                                         2003     2002     2003    2002
                                                        ------   ------  -------  ------
                                                             (Dollars in millions)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...... $4,747   $4,426  $ 1,878  $1,669
   Service cost........................................    122      104       38      36
   Interest cost.......................................    311      307      122     123
   Acquisitions and divestitures.......................     (1)    (110)      --      --
   Actuarial losses....................................    352      307      167     342
   Curtailments and terminations.......................     (7)      (3)      (4)     (2)
   Change in benefits..................................     (1)      --       (1)   (168)
   Transfers in (out) of controlled group..............   (181)      --      (77)     --
   Benefits paid.......................................   (287)    (284)    (122)   (122)
                                                        ------   ------  -------  ------
Projected benefit obligation at end of year............  5,055    4,747    2,001   1,878
                                                        ------   ------  -------  ------
Change in plan assets:
Contract value of plan assets at beginning of year.....  4,008    4,161      965   1,169
   Actual return on plan assets........................    632     (185)     112     (92)
   Acquisitions and divestitures.......................     (1)    (110)      --      --
   Employer and participant contributions..............    340      426       46      10
   Transfers in (out) of controlled group..............   (186)      --       (2)     --
   Benefits paid.......................................   (287)    (284)    (122)   (122)
                                                        ------   ------  -------  ------
Contract value of plan assets at end of year...........  4,506    4,008      999     965
                                                        ------   ------  -------  ------
Under funded...........................................   (549)    (739)  (1,002)   (913)
Unrecognized net asset at transition...................      1       --       --      --
Unrecognized net actuarial losses......................  1,438    1,507      352     262
Unrecognized prior service cost........................     82      101     (175)   (208)
                                                        ------   ------  -------  ------
Prepaid (accrued) benefit cost......................... $  972   $  869  $  (825) $ (859)
                                                        ======   ======  =======  ======
Qualified plan prepaid pension cost.................... $1,296   $1,164
Non-qualified plan accrued pension cost................   (468)    (351)
Unamortized prior service cost.........................     14       --
Accumulated other comprehensive loss...................    130       56
                                                        ------   ------
Prepaid benefit cost................................... $  972   $  869
                                                        ======   ======

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                     Qualified Plan   Non-Qualified Plan       Total
                                    ----------------  -----------------  ----------------
                                      2003     2002    2003      2002      2003     2002
                                    -------  -------   -----     -----   -------  -------
                                                  (Dollars in millions)
Aggregate projected benefit
  obligation....................... $(4,526) $(4,273) $(529)    $(474)   $(5,055) $(4,747)
Aggregate contract value of plan
  assets (principally Company
  contracts).......................   4,506    4,008     --        --      4,506    4,008
                                    -------  -------   -----     -----   -------  -------
Under funded....................... $   (20) $  (265) $(529)    $(474)   $  (549) $  (739)
                                    =======  =======   =====     =====   =======  =======

             Metropolitan Life Insurance Company and Subsidiaries

   The accumulated benefit obligation for all defined benefit pension plans was $4,869 million and $4,224 million at December 31, 2003 and 2002, respectively.

   Information for pension plans with an accumulated benefit obligation in excess of plan assets:

                                                   December 31,
                                                   ------------------
                                                   2003         2002
                                                   ----         ----
                                                   (Dollars in millions)
                    Projected benefit obligation.. $546         $489
                    Accumulated benefit obligation $468         $357
                    Fair value of plan assets..... $ 12         $  9

   Information for pension and postretirement plans with a projected benefit obligation in excess of plan assets:

                                                December 31,
                                         ------------------------------------
                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                          2003     2002        2003      2002
                                          ------    ------     ------   ------
                                                  (Dollars in millions)
            Projected benefit obligation $5,046   $4,739      $2,001    $1,878
            Fair value of plan assets... $4,486   $3,991      $1,003    $  965

   The components of net periodic benefit cost were as follows:

                                                 Pension Benefits     Other Benefits
                                               -------------------  -----------------
                                                2003   2002   2001  2003  2002   2001
                                               -----  -----  -----  ----  ----  -----
                                                        (Dollars in millions)
Service cost.................................. $ 122  $ 104  $ 104  $ 38  $ 36  $  34
Interest cost.................................   311    307    308   122   123    115
Expected return on plan assets................  (331)  (354)  (402)  (71)  (93)  (108)
Amortization of prior actuarial losses (gains)   102     33     (2)  (12)   (9)   (27)
Curtailment cost..............................    10     11     21     3     4      6
                                               -----  -----  -----  ----  ----  -----
Net periodic benefit cost..................... $ 214  $ 101  $  29  $ 80  $ 61  $  20
                                               =====  =====  =====  ====  ====  =====

Assumptions

   Assumptions used in determining benefit obligations were as follows:

                                                 December 31,
                                     ------------------------------------
                                     Pension Benefits    Other Benefits
                                     ---------------  --------------------
                                       2003     2002    2003       2002
                                     ---------  ----- --------- ----------
       Discount rate................ 6.1%-6.5%  6.75% 6.1%-6.5% 6.5%-6.75%
       Rate of compensation increase   4%-8%    4%-8%    N/A       N/A

   Assumptions used in determining net periodic benefit cost were as follows:

                                                  December 31,
                                    ----------------------------------------
                                     Pension Benefits     Other Benefits
                                    ------------------ ---------------------
                                       2003     2002      2003       2002
                                    ---------- ------- ---------- ----------
    Discount rate.................. 6.5%-6.75% 6%-7.4% 6.5%-6.75% 6.5%-7.40%
    Expected rate of return on plan
      assets.......................  8%-8.75%   8%-9%  3.79%-8.5%  5.2%-9 %
    Rate of compensation increase..   4%-8 %    4%-8%     N/A        N/A

             Metropolitan Life Insurance Company and Subsidiaries

   The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                              December 31,
                             -----------------------------------------------
                                       2003                       2002
                             ------------------------    ----------------------
Pre-Medicare eligible claims  8.5% down to 5% in 2010     9% down to 5% in 2010
Medicare eligible claims.... 10.5% down to 5% in 2014    11% down to 5% in 2014

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components    $ 10        $  (9)
Effect of accumulated postretirement benefit obligation    $108        $(105)

Plan Assets

   The weighted average allocation of pension plan and other benefit plan assets is as follows:

                                          December 31,
                                       ------------------------------
                                       Pension Benefits Other Benefits
                                       ---------------  -------------
                                       2003     2002    2003    2002
                     Asset Category    ----     ----    ----    ----
                     Equity securities  52%      39%     38%     36%
                     Fixed maturities.  39%      51%     61%     63%
                     Real estate......   9%      10%     --      --
                     Other............  --       --       1%      1%
                                       ---      ---     ---     ---
                        Total......... 100%     100%    100%    100%
                                       ===      ===     ===     ===

   The weighted average target allocation of pension plan and other benefit plan assets for 2004 is as follows:

                                 Pension Benefits Other Benefits
                                 ---------------- --------------
               Asset Category
               Equity securities     35%-60%         25%-40%
               Fixed maturities.     35%-70%         50%-80%
               Real estate......      0%-15%           N/A
               Other............      0%-20%          0%-10%

   Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on the Company's assessment of the impact of economic factors and market conditions.

             Metropolitan Life Insurance Company and Subsidiaries

Cash Flows

   The Company expects to contribute $488 million to its pension plans and $87 million to its other benefit plans during 2004.

   The following benefit payments, which reflect expected future service as appropriate, are expected to be paid:

                             Pension Benefits Other Benefits
                             ---------------- --------------
                                  (Dollars in millions)
                   2004.....      $  326           $115
                   2005.....      $  297           $119
                   2006.....      $  309           $123
                   2007.....      $  313           $128
                   2008.....      $  321           $131
                   2009-2013      $1,771           $711

Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $59 million, $58 million and $60 million for the years ended December 31, 2003, 2002 and 2001, respectively.

14.  Equity

Preferred Stock

   On December 16, 2003, the Holding Company contributed 2,532,600 shares of common stock to the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

   The Preferred Shares are redeemable at the option of the Company at any time, to the extent that any such redemption shall not violate applicable provisions of the laws of the State of Missouri. The Preferred Shares are redeemable at a price equal to the par value per share plus any amount equal to accumulated and unpaid dividends.

Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations.

             Metropolitan Life Insurance Company and Subsidiaries

The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2003, Metropolitan Life paid to MetLife, Inc. $698 million in dividends for which prior insurance regulatory clearance was not required and $750 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2002, Metropolitan Life paid to MetLife, Inc. $535 million in dividends for which prior insurance regulatory clearance was not required and $369 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2001, Metropolitan Life paid to MetLife, Inc. $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. At December 31, 2003, the maximum amount of the dividend, which may be paid to the Holding Company from Metropolitan Life in 2004, without prior regulatory approval, is $798 million.

Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards granted may be in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, as amended, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of MetLife. The aggregate number of shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of MetLife common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable immediately.

   Effective January 1, 2003, MetLife and the Company elected to apply the fair value method of accounting and use the prospective transition method for stock options granted by MetLife subsequent to December 31, 2002. As permitted under SFAS 148, options granted prior to January 1, 2003 will continue to be accounted for under APB 25. MetLife allocated 100% of stock option expense to the Company in each of the years ended December 31, 2003, 2002 and 2001. Had compensation cost for MetLife Stock Incentive Plan and Directors Stock Plan been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS 123, the Company's net income would have been reduced to the following pro-forma amounts:

                                                                     Years Ended December 31,
                                                                     ----------------------
                                                                      2003     2002    2001
                                                                     ------   ------  ------
                                                                      (Dollars in millions)
Net Income.......................................................... $2,001   $1,612  $1,487
Add: Stock-based employee compensation expense included in
  reported net income, net of related tax effects...................     13        1       1
Deduct: Total Stock-based employee compensation determined under
  fair value based method for all awards, net of related tax effects    (42)     (33)    (20)
                                                                     ------   ------  ------
Pro forma net income (1) (2)........................................ $1,972   $1,580  $1,468
                                                                     ======   ======  ======

--------
(1)The pro forma earnings disclosures are not necessarily representative of the effects on net income.
(2)Includes MetLife's ownership share of stock compensation costs related to the RGA incentive stock plan and the stock compensation costs related to the incentive stock plans at SSRM Holdings, Inc. determined in accordance with SFAS 123.

             Metropolitan Life Insurance Company and Subsidiaries

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants for the:

                                        Years Ended December 31,
                                    ---------------------------------
                                       2003        2002       2001
                                    ----------- ----------- ---------
           Dividend yield.......... 0.68%-0.79%    0.68%      0.68%
           Risk-free rate of return 2.71%-4.03% 4.74%-5.52%   5.72%
           Volatility.............. 37.0%-38.7% 25.3%-30.3%  31.60%
           Expected duration.......   6 years     6 years   4-6 years


Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   As of December 31, 2001, New York Statutory Accounting Practices did not provide for deferred income taxes. The Department has adopted a modification to its regulations, effective December 31, 2002, with respect to the admissibility of deferred taxes by New York insurers, subject to certain limitations.

   Statutory net income of Metropolitan Life, as filed with the Department, was $2,169 million, $1,455 million and $2,782 million for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $7,978 million and $6,986 million at December 31, 2003 and 2002, respectively.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the statutory capital and surplus of Metropolitan Life and the Holding Company's other insurance subsidiaries.

             Metropolitan Life Insurance Company and Subsidiaries

Other Comprehensive Income

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                    Years Ended December 31,
                                                                                    ----------------------
                                                                                     2003     2002    2001
                                                                                    -----   -------  ------
                                                                                     (Dollars in millions)
Holding gains on investments arising during the year............................... $ 835   $ 2,936  $1,311
Income tax effect of holding gains.................................................  (344)     (971)   (518)
Reclassification adjustments:
   Recognized holding losses included in current year income.......................   311       307     555
   Amortization of premiums and accretion of discounts associated with
     investments...................................................................  (152)     (440)   (475)
   Recognized holding gains allocated to other policyholder amounts................  (259)     (139)    (33)
   Income tax effect...............................................................    40        85     (18)
Allocation of holding losses on investments relating to other policyholder amounts.  (317)   (2,453)   (158)
Income tax effect of allocation of holding losses to other policyholder amounts....   125       814      61
Unrealized investment gains (losses) of subsidiary at date of sale.................   269        68    (173)
Deferred income taxes on unrealized investment gains (losses) of subsidiary at date
  of sale..........................................................................   (94)      (15)     64
                                                                                    -----   -------  ------
Net unrealized investment gains....................................................   414       192     616
                                                                                    -----   -------  ------
Foreign currency translation adjustments arising during the year...................   174       137     (58)
Foreign currency translation adjustments of subsidiary at date of sale.............    --       (65)     19
                                                                                    -----   -------  ------
Foreign currency translation adjustment............................................   174        72     (39)
                                                                                    -----   -------  ------
Minimum pension liability adjustments arising during the year......................   (81)       --     (18)
Minimum pension liability adjustments of subsidiary at date of sale................    (1)       --      --
                                                                                    -----   -------  ------
Minimum pension liability adjustment...............................................   (82)       --     (18)
                                                                                    -----   -------  ------
Other comprehensive income......................................................... $ 506   $   264  $  559
                                                                                    =====   =======  ======

15.  Other Expenses

   Other expenses were comprised of the following:

                                                                     Years Ended December 31,
                                                                    -------------------------
                                                                      2003     2002     2001
                                                                    -------  -------  -------
                                                                      (Dollars in millions)
Compensation....................................................... $ 2,038  $ 2,423  $ 2,447
Commissions........................................................   1,710    1,938    1,649
Interest and debt issue costs......................................     313      242      312
Amortization of policy acquisition costs (excludes amounts directly related to net investment gains (losses) of $(26), $11 and $21,
  respectively)....................................................   1,381    1,501    1,434
Capitalization of policy acquisition costs.........................  (1,982)  (2,227)  (2,018)
Rent, net of sublease income.......................................     226      289      280
Minority interest..................................................     116       74       57
Other..............................................................   2,034    2,303    2,759
                                                                    -------  -------  -------
   Total other expenses............................................ $ 5,836  $ 6,543  $ 6,920
                                                                    =======  =======  =======

             Metropolitan Life Insurance Company and Subsidiaries

16.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Institutional, Individual, Auto & Home, International, Reinsurance and Asset Management. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Asset Management provides a broad variety of asset management products and services to individuals and institutions.

             Metropolitan Life Insurance Company and Subsidiaries

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of and for the years ended December 31, 2003, 2002 and 2001. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains and losses from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains and losses, net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items (e.g., expenses associated with the resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) to Corporate & Other.

At or for the Year Ended                                    Auto &                              Asset    Corporate
December 31, 2003                  Institutional Individual  Home   International Reinsurance Management  & Other    Total
------------------------           ------------- ---------- ------  ------------- ----------- ---------- --------- --------
                                                                      (Dollars in millions)
Premiums..........................   $  9,093     $  4,242  $2,168     $    6       $ 2,648      $ --     $    (6) $ 18,151
Universal life and investment-type
 product policy fees..............        633        1,287      --          1            --        --          --     1,921
Net investment income.............      4,037        5,592     119         50           431        66          62    10,357
Other revenues....................        592          204      23         14            48       143          38     1,062
Net investment gains (losses).....       (204)        (127)     (4)        (7)           31         9          15      (287)
Policyholder benefits and claims..      9,931        5,020   1,604         16         2,102        --           4    18,677
Interest credited to policyholder
 account balances.................        914        1,280      --          1           184        --          --     2,379
Policyholder dividends............        198        1,697      --          3            --        --          (1)    1,897
Other expenses....................      1,782        2,464     572         24           741       182          71     5,836
Income from continuing operations
 before provision for income
 taxes............................      1,326          737     130         20           131        36          35     2,415
Income from discontinued
 operations, net of income
 taxes............................         30           30      --         --            --        --         240       300
Cumulative effect of change in
 accounting, net of income
 taxes............................        (26)          --      --         --            --        --          --       (26)
Net income........................        849          519     111         13            86        22         401     2,001
Total assets......................    109,492      133,335      --      1,069        12,879       175      24,315   281,265
Deferred policy acquisition
 costs............................        739        7,363      --          6         2,122        --           2    10,232
Goodwill, net.....................         59           42      --         --            99        18          --       218
Separate account assets...........     35,632       28,028      --         --            13        --         (12)   63,661
Policyholder liabilities..........     61,565       88,096      --        297         9,272        --        (579)  158,651
Separate account liabilities......     35,632       28,028      --         --            13        --         (12)   63,661

             Metropolitan Life Insurance Company and Subsidiaries

At or for the Year Ended                                    Auto &                              Asset    Corporate
December 31, 2002                  Institutional Individual  Home   International Reinsurance Management  & Other    Total
------------------------           ------------- ---------- ------  ------------- ----------- ---------- --------- --------
                                                                      (Dollars in millions)
Premiums..........................    $ 8,245     $  4,419  $2,828      $992        $1,984       $ --     $    (7) $ 18,461
Universal life and investment-type
 product policy fees..............        623        1,267      --        37            --         --          --     1,927
Net investment income.............      3,915        6,019     177       241           378         59        (158)   10,631
Other revenues....................        607          454      26        10            42        166          49     1,354
Net investment gains (losses).....       (497)        (110)    (46)       (9)            7         (4)        (38)     (697)
Policyholder benefits and claims..      9,337        5,162   2,020       821         1,517         --           3    18,860
Interest credited to policyholder
 account balances.................        930        1,608      --        28           146         --          (1)    2,711
Policyholder dividends............        115        1,769      (1)       28            --         --          --     1,911
Other expenses....................      1,529        2,543     794       373           616        211         477     6,543
Income (loss) from continuing
 operations before provision
 (benefit) for income taxes.......        982          967     172        21           132         10        (633)    1,651
Income from discontinued
 operations, net of income
 taxes............................        121          199      --        --            --         --         151       471
Net income (loss).................        759          811     131        21            86          6        (202)    1,612
Total assets......................     94,911      120,284   4,957       795         9,458        191      18,840   249,436
Deferred policy acquisition
 costs............................        608        7,448     175         5         1,429         --           1     9,666
Goodwill, net.....................         62           73     156        --            96         18          --       405
Separate account assets...........     31,935       21,982      --        --            11         --         (16)   53,912
Policyholder liabilities..........     55,460       84,844   2,673       248         6,734         --        (343)  149,616
Separate account liabilities......     31,935       21,982      --        --            11         --         (16)   53,912

At or for the Year Ended                                    Auto &                              Asset    Corporate
December 31, 2001                  Institutional Individual  Home   International Reinsurance Management  & Other    Total
------------------------           ------------- ---------- ------  ------------- ----------- ---------- --------- --------
                                                                     (Dollars in millions)
Premiums..........................    $ 7,288     $  4,531  $2,755      $788        $1,664       $ --     $    (3) $ 17,023
Universal life and investment-type
 product policy fees..............        592        1,245      --        38            --         --          (1)    1,874
Net investment income.............      3,966        6,107     200       256           349         71         105    11,054
Other revenues....................        649          527      22        16            35        198          85     1,532
Net investment gains (losses).....        (16)         864     (17)      (16)          (10)        25         121       951
Policyholder benefits and claims..      8,924        5,213   2,121       632         1,373         --           2    18,265
Interest credited to policyholder
 account balances.................      1,012        1,850      --        51           122         --          --     3,035
Policyholder dividends............        259        1,767      --        34            --         --          --     2,060
Other expenses....................      1,746        2,763     800       315           478        252         566     6,920
Income (loss) from continuing
 operations before provision
 (benefit) for income taxes.......        538        1,681      39        50            65         42        (261)    2,154
Income from discontinued
 operations, net of income
 taxes............................         21           36      --        --            --         --          50       107
Net income (loss).................        383        1,092      41        16            39         27        (111)    1,487

             Metropolitan Life Insurance Company and Subsidiaries

   The following table indicates amounts in the current and prior years that have been classified as discontinued operations in accordance with SFAS 144:

                                                         Year ended December 31,
                                                         -----------------------
                                                         2003    2002    2001
                                                         ----    ----    ----
                                                         (Dollars in millions)
         Net investment income
            Institutional............................... $  2    $ 33    $ 34
            Individual..................................    5      50      56
            Corporate & Other...........................   45      77      79
                                                          ----    ----    ----
                Total net investment income............. $ 52    $160    $169
                                                          ====    ====    ====
         Net investment gains (losses)
            Institutional............................... $ 45    $156    $ --
            Individual..................................   43     262      --
            Corporate & Other...........................  333     164      --
                                                          ----    ----    ----
                Total net investment gains (losses)..... $421    $582    $ --
                                                          ====    ====    ====
         Interest Expense
            Individual.................................. $  1    $  1    $ --
                                                          ----    ----    ----
                Total interest expense.................. $  1    $  1    $ --
                                                          ====    ====    ====

   Economic Capital. Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

   The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

             Metropolitan Life Insurance Company and Subsidiaries

   The following table presents actual and pro forma net investment income with respect to the Company's segments for the years ended December 31, 2002 and 2001. The amounts shown as pro forma reflect net investment income that would have been reported in these years had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                             Net Investment Income

                                 For the Years Ended December 31,
                               ------------------------------------
                                      2002              2001
                               -----------------  -----------------
                                Actual  Pro forma Actual  Pro forma
                               -------  --------- ------- ---------
                                      (Dollars in millions)
             Institutional.... $ 3,915   $ 3,977  $ 3,966  $ 4,040
             Individual.......   6,019     5,929    6,107    6,020
             Auto & Home......     177       160      200      184
             International....     241       204      256      240
             Reinsurance......     378       341      349      313
             Asset Management.      59        71       71       89
             Corporate & Other    (158)      (51)     105      168
                               -------   -------  -------  -------
                Total......... $10,631   $10,631  $11,054  $11,054
                               =======   =======  =======  =======

   The Auto & Home segment's results of operations for the year ended December 31, 2003 consists of Metropolitan Property and Casualty Insurance Company and its subsidiaries until October 2003 when it was sold to MetLife. See Note 17.

   The Reinsurance segment's results of operations for the year ended December 31, 2003 include RGA's coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense.

   The Individual segment's results of operations for the year ended December 31, 2003 includes a second quarter after-tax charge of $31 million resulting from certain improperly deferred expenses at an affiliate, New England Financial.

   The Institutional, Individual, Reinsurance and Auto & Home segments for the year ended December 31, 2001 include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 9.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 10.

   The Individual segment for the year ended December 31, 2001, includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains (losses) of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, Institutional segment and Corporate & Other, respectively.

             Metropolitan Life Insurance Company and Subsidiaries

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning Corporation ("Conning"), the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $25 million, in the third quarter of 2001.

   Corporate & Other includes various start-up and run-off entities, as well as the elimination of all intersegment amounts. The elimination of intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment reinsurance transactions.

   Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs;
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2003, 2002 and 2001. Revenues from U.S. operations were $30,199 million, $29,723 million and $30,812 million for the years ended December 31, 2003, 2002 and 2001, respectively, which represented 97%, 94% and 95%, respectively, of consolidated revenues.

17.  Acquisitions and Dispositions

   In September 2003, a subsidiary of the Company, RGA, announced a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. This transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premiums and $11 million of income before income tax expense, excluding minority interest expense, to the fourth quarter of 2003.

   In October 2003, the Company completed its sales of Met Tower Life Insurance Company, MetLife General Insurance Agency, Inc., MetLife Securities, Inc., and N.L. Holding Corporation to the Holding Company. The amount received in excess of book value of $28 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $293 million and $195 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $156 million, $218 million and $219 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   In October 2003, the Company sold Metropolitan Property and Casualty Insurance Company's common stock to the Holding Company for $1,990 million. The amount received in excess of book value of $120 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $5,806 million and $3,400 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $2,343 million, $3,013 million and $2,973 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   In December 2002, the Company completed its sales of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and

             Metropolitan Life Insurance Company and Subsidiaries total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $1,648 million and $1,463 million for the years ended December 31, 2002 and 2001, respectively.

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value of $96 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million for the year ended December 31, 2001.

   In July 2001, the Company completed its sale of Conning, an affiliate acquired in the acquisition of GenAmerica Financial Corporation in 2000. Conning specialized in asset management for insurance company investment portfolios and investment research.

18.  Discontinued Operations

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. In accordance with SFAS 144, income related to real estate classified as held-for-sale on or after January 1, 2002 is presented as discontinued operations. These assets are carried at lower of cost or market.

   The following table presents the components of income from discontinued operations:

                                                  Years Ended December 31,
                                                  -----------------------
                                                  2003     2002     2001
                                                  ----     -----   -----
                                                  (Dollars in millions)
          Investment income...................... $120    $ 458    $ 508
          Investment expense.....................  (68)    (298)    (339)
          Net investment gains (losses)..........  421      582       --
                                                   ----    -----   -----
             Total revenues......................  473      742      169
          Interest Expense.......................    1        1       --
          Provision for income taxes.............  172      270       62
                                                   ----    -----   -----
             Income from discontinued operations. $300    $ 471    $ 107
                                                   ====    =====   =====

   The carrying value of real estate related to discontinued operations was $89 million and $799 million at December 31, 2003 and 2002, respectively. See Note 16 for discontinued operations by business segment.

             Metropolitan Life Insurance Company and Subsidiaries

19.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                  Notional Carrying Estimated
                                                   Amount   Value   Fair Value
 December 31, 2003                                -------- -------- ----------
                                                     (Dollars in millions)
 Assets:
    Fixed maturities.............................          $143,148  $143,148
    Equity securities............................          $  1,246  $  1,246
    Mortgage loans on real estate................          $ 26,637  $ 28,572
    Policy loans.................................          $  8,180  $  8,180
    Short-term investments.......................          $  1,320  $  1,320
    Cash and cash equivalents....................          $  2,393  $  2,393
    Mortgage loan commitments....................  $  555  $     --  $     (4)
    Commitments to fund partnership investments..  $1,378  $     --  $     --
 Liabilities:
    Policyholder account balances................          $ 53,503  $ 55,218
    Short-term debt..............................          $  3,536  $  3,536
    Long-term debt...............................          $  2,055  $  2,236
    Shares subject to mandatory redemption.......          $    277  $    336
    Payable under securities loaned transactions.          $ 24,065  $ 24,065

                                                                      Notional Carrying Estimated
                                                                       Amount   Value   Fair Value
December 31, 2002                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $124,260  $124,260
   Equity securities.................................................          $  1,551  $  1,551
   Mortgage loans on real estate.....................................          $ 25,353  $ 27,935
   Policy loans......................................................          $  8,047  $  8,047
   Short-term investments............................................          $  1,199  $  1,199
   Cash and cash equivalents.........................................          $  1,106  $  1,106
   Mortgage loan commitments.........................................  $  859  $     --  $     12
   Commitments to fund partnership investments.......................  $1,667  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 34,706  $ 35,063
   Short-term debt...................................................          $    912  $    912
   Long-term debt....................................................          $  2,624  $  2,794
   Payable under securities loaned transactions......................          $ 16,321  $ 16,321
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    277  $    310

             Metropolitan Life Insurance Company and Subsidiaries

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

Mortgage Loans on Real Estate, Mortgage Loan Commitments and Commitments to Fund Partnership Investments

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

Policy Loans

   The carrying values for policy loans approximate fair value.

Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

Policyholder Account Balances

   The fair value of policyholder account balances is estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

Short-term and Long-term Debt, Payables Under Securities Loaned Transactions, Shares Subject to Mandatory Redemption and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions, shares subject to mandatory redemption and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

Derivative Financial Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, options and written covered calls are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

20.  Related Parties

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services were approximately $1,680 million in 2003.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS


     The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:


      Metropolitan Life Separate Account E
        Independent Auditors' Report

      Financial Statements for the Years Ended December 31, 2003, and December
        31, 2002
         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report

      Financial Statements for the Years Ended December 31, 2003, 2002, and 2001
         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS

     (1)           --   Resolution of the Board of Directors of Metropolitan Life
                        establishing Separate Account E.(1)
     (2)           --   Not applicable.
     (3) (a)       --   Not applicable.
         (b)       --   Form of Metropolitan Life Insurance Company Selling
                        Agreement.(11)
         (c)       --   Participation Agreement with the New England Zenith Fund.(3)
         (d)       --   Participation Agreement with the Met Investors Series
                        Trust.(7)
         (e)       --   Participation Agreement with American Funds Insurance
                        Series.(6)
     (4) (a)       --   Form of Deferred Annuity Contract.(5)
         (a)(i)    --   Form of Unallocated Deferred Annuity Contract, Form
                        G.3208B.(9)
         (b)       --   Form of Multifunded Annuity Certificate, Form
                        G.4333-25(MAB).(4)
         (b)(i)    --   Individual Retirement Annuity Endorsement, Form
                        G.20247-581.(4)
            (ii)   --   Roth IRA Endorsement, Form G.20247-582.(4)
         (c)       --   Withdrawal Option and Minimum Distribution Requirements
                        Endorsement, Form G.20247-585.(2)
         (d)       --   Death Benefit Endorsement, Form G.20247-590.(9)
     (5)           --   Application Form for the Deferred Annuity Form G.20384.(10)
     (6)           --   Amended and Restated Charter and By-Laws of Metropolitan
                        Life.(7)
     (7)           --   Not applicable.
     (8)           --   Not applicable.
     (9)           --   Opinion and consent of counsel as to the legality of the
                        securities being registered.(8)
    (10)           --   Consent of Auditors.(14)
    (11)           --   Not applicable.
    (12)           --   Not applicable.
    (13) (a)       --   Powers of Attorney.(11, 12, 13)

---------------
 1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

 2. Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 15, 2002.

 3. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.

 4.  Filed with this Registration Statement on September 13, 2001.

 5. Filed with Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on December 21, 2000. As incorporated herein by reference.

 6. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

 7. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

 8. Filed with Pre-Effective Amendment No. 1 to this Registration Statement on December 6, 2001.

 9. Filed with Post-Effective Amendment No. 2 to this Registration Statement on January 31, 2003.

10. Filed with Post-Effective Amendment No. 3 to this Registration Statement on April 11, 2003.

11. Filed with Post-Effective Amendment No. 30 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003, Powers of Attorney for Robert H. Benmosche, Curtis H. Barnette, John C. Danforth, Burton A. Dole, Jr., James R. Houghton, Harry
     R. Kamen, Helen L. Kaplan, Charles M. Leighton, Stewart G. Nagler, Hugh B. Price, Kenton J. Sicchitano and William C. Steere Jr. As incorporated herein by reference.

12. Filed with Post Effective Amendment No. 4 to this Registration Statement on February 6, 2004. Powers of Attorney for John M. Keane, William J. Wheeler and Joseph J. Prochaska, Jr.

13. Filed with Post-Effective Amendment No. 32 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 20, 2004. Power of Attorney for Sylvia M. Mathews. As incorporated herein by reference.


14.  Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         One Metropolitan Square,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.
Burton A. Dole, Jr.....................  Retired Chairman,                                 Director
                                         Nellcor Puritan Bennett, Inc.
                                         P.O. Box 208,
                                         Carlsbad, CA 92061.
Cheryl W. Grise........................  President,                                        Director
                                         Utility Group of Northeast,
                                         Utility Service Company,
                                         107 Selden Street,
                                         Berlin, CT 06037.
James R. Houghton......................  Chairman of the Board Emeritus,                   Director
                                         Corning Incorporated,
                                         One Riverfront Plaza,
                                         MP HQE2-6,
                                         Corning, NY 14831.
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue, Suite 5700,
                                         New York, NY 10166.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP,
                                         Four Times Square,
                                         New York, NY 10036.
John M. Keane..........................  General (Retired),                                Director
                                         United States Army,
                                         2200 Wilson Blvd.,
                                         Suite 102-542,
                                         Arlington, VA 22201-3324.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01720.
Sylvia M. Mathews......................  Chief Operating Officer and                       Director
                                         Executive Director,
                                         The Bill & Melinda Gates Foundation,
                                         1551 EastLake Avenue East,
                                         Seattle, WA 98102.
Stewart G. Nagler......................  Vice Chairman of the Board,                       Vice Chairman and Director
                                         MetLife, Inc. and Metropolitan Life Insurance
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Hugh B. Price..........................  Of Counsel,                                       Director
                                         Piper Rudhick LLP,
                                         1251 Avenue of the Americas,
                                         New York, NY 10020.
Kenton J. Sicchitano...................  Retired Global Managing Partner,                  Director
                                         PricewaterhouseCoopers,
                                         101 Jericho Road,
                                         Weston, MA 02493.
William C. Steere, Jr. ................  Chairman of the Board,                            Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.

     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
C. Robert Henrikson.....................................  President, U.S. Insurance and Financial Services
Catherine A. Rein.......................................  President and Chief Executive Officer of MetLife Auto & Home
William J. Toppeta......................................  President, International
Lisa M. Weber...........................................  Senior Executive Vice President, Chief Administrative
                                                          Officer
Daniel J. Cavanagh......................................  Executive Vice President
Jeffrey J. Hodgman......................................  Executive Vice President
James L. Lipscomb.......................................  Executive Vice President and General Counsel
Leland C. Launer, Jr. ..................................  Executive Vice President and Chief Investment Officer
William J. Wheeler......................................  Executive Vice President and Chief Financial Officer
Judy E. Weiss...........................................  Executive Vice President
Joseph J. Prochaska.....................................  Senior Vice President, Financial Operations and Chief
                                                          Accounting Officer
Joseph A. Reali.........................................  Senior Vice President and Tax Director
John E. Welch...........................................  Senior Vice President and General Auditor
Anthony J. Williamson...................................  Senior Vice President and Treasurer
Gwenn L. Carr...........................................  Vice President and Secretary
Timothy L. Journy.......................................  Vice President and Controller

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 28TH DAY OF APRIL 2004.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:      /s/ JAMES L. LIPSCOMB
                                         ---------------------------------------
                                                    James L. Lipscomb
                                                Executive Vice-President
                                                   and General Counsel

                                          Metropolitan Life Insurance Company
                                                      (Depositor)

                                       by:      /s/ JAMES L. LIPSCOMB
                                         ---------------------------------------
                                                    James L. Lipscomb
                                                Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

                          *                              Chairman, President, Chief
-----------------------------------------------------    Executive Officer and
                 Robert H. Benmosche                     Director

                          *                              Vice Chairman and Director
-----------------------------------------------------
                  Steward G. Nagler

                          *                              Senior Vice President,
-----------------------------------------------------    Financial Operations and
                 Joseph J. Prochaska                     Chief Accounting Officer

                          *                              Executive Vice President
-----------------------------------------------------    and Chief Financial Officer
                 William J. Wheeler

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                                                         Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                                                         Director
-----------------------------------------------------
                   Cheryl W. Grise

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                    John M. Keane

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                  Sylvia M. Mathews

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
                Kenton J. Sicchitano

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

             By: /s/ MYRA L. SAUL, ESQ.                                                    April 28, 2004
  ------------------------------------------------
                 Myra L. Saul, Esq.
                  Attorney-in-Fact